     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 9, 2007.

                                                              FILE NO. 033-19944

                                                                       811-02627

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                                 / /
POST-EFFECTIVE AMENDMENT NO. 27                                             /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 52                                                            /X/

                        HARTFORD LIFE INSURANCE COMPANY
                             DC VARIABLE ACCOUNT-I
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT TWO

                           (Exact Name of Registrant)

                        HARTFORD LIFE INSURANCE COMPANY

                              (Name of Depositor)

                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                   (Address of Depositor's Principal Offices)

                                 (860) 843-5445

              (Depositor's Telephone Number, Including Area Code)

                            CHRISTOPHER M. GRINNELL
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                  ------------

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on May 1, 2007 pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on              pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                     PART A

  GROUP VARIABLE ANNUITY CONTRACTS                  [THE HARTFORD LOGO]
  ISSUED BY HARTFORD LIFE INSURANCE COMPANY
  WITH RESPECT TO SEPARATE ACCOUNT
  DC VARIABLE ACCOUNT-I AND
  SEPARATE ACCOUNT TWO


    This prospectus sets forth information you should know before you purchase or become a Participant under the group variable annuity contract (the "Contract" or "Contracts"). Please read it carefully before you purchase or become a Participant under the Contract.


    Hartford Life Insurance Company issues the Contracts in connection with Deferred Compensation Plans of tax-exempt and governmental employers. We can also issue the Contracts in connection with certain other non-qualified deferred compensation plans or certain Qualified Plans.


    We hold Contributions to Contracts issued in connection with Deferred Compensation Plans, or certain other nonqualified deferred compensation plans, in a Separate Account known as Hartford Life Insurance Company DC Variable Account-I ("DC-I") during the period before annuity payouts start. When annuity payouts start, Contract values are held in our Separate Account that is known as Hartford Life Insurance Company Separate Account Two ("DC-II"). The Contracts may also contain additional separate accounts not described in this prospectus. These additional separate accounts are not required to be registered with the Securities and Exchange Commission.



    For Contracts issued in connection with Qualified Plans, we hold Contributions in DC-II during the period before annuity payouts start and during the period after annuity payouts start.



    The Contracts may contain a General Account option or a different General Account contract may be issued in conjunction with the Contracts. The General Account option or contract may contain restrictions. The General Account option or contract and these restrictions are not described in this prospectus. The General Account option or contract is not required to be registered with the Securities and Exchange Commission ("SEC").


    We allocate the Contributions to the "Sub-Accounts" as directed by the Contract Owner or Participant, as applicable. Sub-Accounts are divisions of a Separate Account. The Sub-Accounts purchase shares of mutual funds that have investment strategies ranging from conservative to aggressive. Because your Contributions purchase Sub-Accounts, YOU DO NOT INVEST DIRECTLY IN ANY OF THE MUTUAL FUNDS. For a list of the Sub-Accounts available under the Contract, see the section entitled "The Funds."


    If you decide to become a Contract Owner or a Participant, you should keep this prospectus for your records. You can also call us at 1-800-528-9009 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this prospectus, is filed with the SEC. We have included a Table of Contents for the Statement of Additional Information at the end of this prospectus.



    The SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.



    This Prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).


    This group variable annuity contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

--------------------------------------------------------------------------------


Prospectus Dated: May 1, 2007



Statement of Additional Information Dated: May 1, 2007

                               TABLE OF CONTENTS


SECTION                                                                PAGE
--------------------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                                 3
FEE TABLE                                                                 5
SUMMARY                                                                   9
PERFORMANCE RELATED INFORMATION                                          11
HARTFORD LIFE INSURANCE COMPANY                                          11
THE SEPARATE ACCOUNTS                                                    12
THE FUNDS                                                                12
GENERAL ACCOUNT OPTION                                                   15
ADDITIONAL SEPARATE ACCOUNTS OFFERED UNDER THE CONTRACTS                 16
CONTRACT CHARGES                                                         16
 Sales Charge                                                            16
 Is there ever a time when the Sales Charge does not apply?              17
 Mortality and Expense Risk and Administrative Charge                    17
 Premium Taxes                                                           18
 Experience Rating under the Contracts                                   18
 Negotiated Charges and Fees                                             19
 Charges of the Funds                                                    19
 Plan Related Expenses                                                   19
THE CONTRACTS                                                            19
 The Contracts Offered                                                   19
 Purchase of a Contract                                                  19
 Contract Rights and Privileges and Assignments                          19
 Pricing and Crediting of Contributions                                  19
 May I make changes in the amounts of my Contribution?                   20
 Can you transfer from one Sub-Account to another?                       20
 What is a Sub-Account Transfer?                                         20
 How do I transfer from one Sub-Account to another?                      20
 What Happens When you Request a Sub-Account Transfer?                   20
 What Restrictions Are There on your Ability to Make a                   20
  Sub-Account Transfer?
 How are you affected by frequent Sub-Account Transfers?                 22
 Dollar Cost Averaging                                                   23
 How do I know what my Participant Account is worth?                     24
 How are the underlying Fund shares valued?                              24
DEATH BENEFITS                                                           25
 Determination of the Beneficiary                                        25
 Death before the Annuity Commencement Date                              25
 Death on or after the Annuity Commencement Date                         25
SETTLEMENT PROVISIONS                                                    26
 Can payment of the Surrender value ever be postponed beyond the         26
  seven-day period?
 May I Surrender once Annuity Payouts have started?                      26
 What are Annuity Rights?                                                26
 How do I elect an Annuity Commencement Date and Annuity payout          26
  option?
 What is the minimum amount that I may select for an Annuity             27
  payout?
 How are Contributions made to establish an Annuity Account?             27
 Can a Contract be suspended by a Contract Owner?                        27
 Annuity Payout Options                                                  27
 How are Variable Annuity payouts determined?                            28
FEDERAL TAX CONSIDERATIONS                                               29
 A. General                                                              29
 B. Taxation of Hartford and the Separate Account                        29
 C. Diversification of the Separate Account                              29
 D. Tax Ownership of the Assets in the Separate Account                  30
 E. Non-Natural Persons as Owners                                        30
 F. Annuity Purchases by Nonresident Aliens and Foreign                  31
  Corporations
 G. Generation Skipping Transfer Tax                                     31
MORE INFORMATION                                                         39
 Can a Contract be modified?                                             39
 Can Hartford waive any rights under a Contract?                         39
 How Contracts are sold                                                  39
 Who is the custodian of the Separate Accounts' assets?                  42
 Are there any material legal proceedings affecting the Separate         42
  Accounts?
 How may I get additional information?                                   43
APPENDIX I -- ACCUMULATION UNIT VALUES                                   44
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION                48

                           GLOSSARY OF SPECIAL TERMS


ACCUMULATION PERIOD: The period before the start of Annuity payouts.



ACCUMULATION UNIT: A unit of measure used to calculate Separate Account values before we begin to make Annuity payouts to you.


ADMINISTRATIVE OFFICE: Located at 200 Hopmeadow Street, Simsbury, CT 06089. The mailing address for correspondence concerning this Contract is P.O. Box 1583, Hartford, CT 06144-1583, except for overnight or express mail packages, which should be sent to: Attention: IPD/Retirement Plan Service Center, 200 Hopmeadow Street, Simsbury, CT 06089.


ANNUITANT: The person on whose life Annuity payouts are based.



ANNUITANT'S ACCOUNT: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.


ANNUITY: A series of payments for life or another designated period.


ANNUITY COMMENCEMENT DATE: The date we start to make Annuity payouts to you.



ANNUITY PERIOD: The period during which we make Annuity payouts to you.



ANNUITY UNIT: A unit of measure in the Separate Account used to calculate the value of Variable Annuity payouts we make to you.


BENEFICIARY: The person or persons designated to receive Contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTRACT OWNER: The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

CONTRIBUTION(S): The amount(s) paid or transferred to us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.

DATE OF COVERAGE: The date on which we receive the application on behalf of a Participant.

DC VARIABLE ACCOUNT I OR DC-I: Our Separate Account, Hartford Life Insurance Company DC Variable Account-I.

DC-II: Our Separate Account, Hartford Life Insurance Company Separate Account
Two.

DEFERRED COMPENSATION PLAN: A plan established and maintained in accordance with the provisions of section 457 of the Code and the regulations issued thereunder.

EMPLOYER: A governmental or tax-exempt employer maintaining a Deferred Compensation Plan for its employees or other eligible persons, or an employer sponsoring a Qualified Plan for its employees or a nonqualified deferred compensation plan for its employees or other eligible persons.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

GENERAL ACCOUNT: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Hartford.

HARTFORD, WE OR US: Hartford Life Insurance Company.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.

PARTICIPANT: A term used to describe, for record keeping purposes, any employee or other eligible person electing to participate in the Deferred Compensation Plan, other nonqualified deferred compensation plan or Qualified Plan of the Employer/Contract Owner.

PARTICIPANT ACCOUNT: An account to which the General Account values and the Separate Account Accumulation Units held by the Contract Owner on behalf of a Participant under the Contract are allocated.

PARTICIPANT'S CONTRACT YEAR: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.

PLAN: The Deferred Compensation Plan, other nonqualified deferred compensation plan or Qualified Plan of an Employer.

PREMIUM TAX: A tax charged by a state or municipality on premiums, purchase payments or Contract values.

QUALIFIED PLAN: A retirement plan of an Employer that qualifies for special tax treatment under section 401 of the Code.

SURRENDER: Any partial or complete withdrawal of Contract values.

TERMINATION VALUE: The value of a Participant's Account on any Valuation Day before the Annuity Commencement Date less any applicable Premium Taxes not already deducted and any applicable contingent deferred sales charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

                                   FEE TABLE

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT OR, IF YOU ARE A PARTICIPANT, WHEN OPENING, HOLDING AND SURRENDERING A PARTICIPANT ACCOUNT UNDER THE CONTRACT.

    IF YOU ARE A CONTRACT OWNER, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. IF YOU ARE A PARTICIPANT, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU OPEN A PARTICIPANT ACCOUNT OR SURRENDER A PARTICIPANT ACCOUNT UNDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU CONTRIBUTE TO THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of premium payments)                                     None
Transfer Fee (1)                                                                                            $5
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered) (2)
  During the First through Sixth Year                                                                       5%
  During the Seventh through Eighth Year                                                                    4%
  During the Ninth through Tenth Year                                                                       3%
  During the Eleventh through Twelfth Year                                                                  2%
  During the Thirteenth Year and thereafter                                                                 0%

------------


(1) The Transfer Fee applies to each transfer in excess of 12 made in a Participant Contract Year. We currently waive the Transfer Fee.


(2) Each Participant Account has its own Contingent Deferred Sales Charge schedule. The amount of the Contingent Deferred Sales Charge depends on the number of Participant's Contract Years completed with respect to the Participant's Account before the Surrender. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

ANNUAL MAINTENANCE FEE                                                                                      $0
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value) (DC-I) (3)
  Mortality and Expense Risk and Administrative Charge                                                   0.90%
  Total Separate Account Annual Expenses (DC-I)                                                          0.90%
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value) (DC-II)
  Mortality and Expense Risk and Administrative Charge                                                   1.25%
  Total Separate Account Annual Expenses (DC-II)                                                         1.25%

------------

(3) The Mortality, Expense Risk and Administrative Charge under Separate Account DC- I is 0.75% of the average daily Sub-Account values in DC-I for contract values under eligible Contracts that exceed $50 million.

    We may eliminate or change the Transfer Fee, Contingent Deferred Sales Charge, Annual Maintenance Fee, and Mortality and Expense Risk and Administrative Charge. See "Experience Rating under the Contracts" and "Negotiated Charges and Fees". We may also deduct a charge for Premium Taxes at the time of Surrender.

    THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.34%              0.91%
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)

    THE NEXT TABLE SHOWS THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR EACH UNDERLYING FUND AS OF ITS YEAR END. ACTUAL FEES AND EXPENSES FOR THE UNDERLYING FUNDS VARY DAILY. AS A RESULT, THE FEES AND EXPENSES FOR ANY GIVEN DAY MAY BE GREATER OR LESS THAN THE TOTAL ANNUAL FUND OPERATING EXPENSES LISTED BELOW. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND. THE INFORMATION PRESENTED, INCLUDING ANY EXPENSE REIMBURSEMENT ARRANGEMENTS, IS BASED ON PUBLICLY-AVAILABLE INFORMATION AND IS QUALIFIED IN ITS ENTIRETY BY THE THEN CURRENT PROSPECTUS FOR EACH UNDERLYING FUND. THESE EXPENSES MAY VARY FROM YEAR TO YEAR.



                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END
                        (As a percentage of net assets)



                                            DISTRIBUTION
                                               AND/OR
                                              SERVICE
                          MANAGEMENT          (12B-1)            OTHER
UNDERLYING FUND:             FEE                FEES            EXPENSES
---------------------------------------------------------------------------
CALVERT VARIABLE
 SERIES, INC.
Calvert Social               0.70%               N/A              0.21%
 Balanced Portfolio
HARTFORD SERIES FUND,
 INC.
Hartford Advisers HLS        0.60%               N/A              0.04%
 Fund -- Class IA
Hartford Capital             0.63%               N/A              0.04%
 Appreciation HLS
 Fund -- Class IA
Hartford Dividend and        0.64%               N/A              0.03%
 Growth HLS Fund --
 Class IA
Hartford Index HLS           0.30%               N/A              0.04%
 Fund -- Class IA
Hartford                     0.67%               N/A              0.08%
 International
 Opportunities HLS
 Fund -- Class IA
Hartford Money Market        0.45%               N/A              0.03%
 HLS Fund -- Class IA
Hartford Mortgage            0.45%               N/A              0.04%
 Securities HLS Fund
 --Class IA
Hartford Stock HLS           0.46%               N/A              0.03%
 Fund -- Class IA
Hartford Total Return        0.46%               N/A              0.04%
 Bond HLS Fund --
 Class IA


                                           CONTRACTUAL FEE        NET TOTAL
                         TOTAL ANNUAL           WAIVER             ANNUAL
                          OPERATING         AND/OR EXPENSE        OPERATING
UNDERLYING FUND:           EXPENSES         REIMBURSEMENT         EXPENSES
---------------------  -------------------------------------------------------
CALVERT VARIABLE
 SERIES, INC.
Calvert Social               0.91%                N/A               0.91%(1)
 Balanced Portfolio
HARTFORD SERIES FUND,
 INC.
Hartford Advisers HLS        0.64%                N/A               0.64%
 Fund -- Class IA
Hartford Capital             0.67%                N/A               0.67%
 Appreciation HLS
 Fund -- Class IA
Hartford Dividend and        0.67%                N/A               0.67%
 Growth HLS Fund --
 Class IA
Hartford Index HLS           0.34%                N/A               0.34%
 Fund -- Class IA
Hartford                     0.75%                N/A               0.75%
 International
 Opportunities HLS
 Fund -- Class IA
Hartford Money Market        0.48%                N/A               0.48%(2)
 HLS Fund -- Class IA
Hartford Mortgage            0.49%                N/A               0.49%
 Securities HLS Fund
 --Class IA
Hartford Stock HLS           0.49%                N/A               0.49%
 Fund -- Class IA
Hartford Total Return        0.50%                N/A               0.50%
 Bond HLS Fund --
 Class IA



NOTES



(1) "Net Total Annual Operating Expenses" reflect an indirect fee and fees before waivers. Indirect fees result from the Portfolio's offset arrangement with the custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash deposit with the bank. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be as follows: CVS Calvert Social Balanced -- 0.90%.



(2) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.40% and assuming "Other Expenses" remain as set forth in the table above, the annual operating expenses you may pay if you buy and hold Class IA shares of the Fund are 0.43%.

EXAMPLE

    THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLES REFLECT A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

    THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLES, HARTFORD ASSUMES A CONTRACT VALUE OF $10,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED.

    THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     EXAMPLE -- 0.90% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE


     (1) If you Surrender your Contract at the end of the applicable time period:



1 year                                                                    $701
3 years                                                                 $1,123
5 years                                                                 $1,572
10 years                                                                $2,550



     (2) If you annuitize at the end of the applicable time period:



1 year                                                                    $186
3 years                                                                   $574
5 years                                                                   $988
10 years                                                                $2,141



     (3) If you do not Surrender your Contract:



1 year                                                                    $188
3 years                                                                   $574
5 years                                                                   $988
10 years                                                                $2,141

     EXAMPLE -- 1.25% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE


     (1) If you Surrender your Contract at the end of the applicable time period:



1 year                                                                    $735
3 years                                                                 $1,226
5 years                                                                 $1,744
10 years                                                                $2,908



     (2) If you annuitize at the end of the applicable time period:



1 year                                                                    $221
3 years                                                                   $683
5 years                                                                 $1,170
10 years                                                                $2,513


     (3) If you do not Surrender your Contract:

1 year                                                                    $221
3 years                                                                   $683
5 years                                                                 $1,170
10 years                                                                $2,513

CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

    When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How do I know what my Participant Account is worth?". Please refer to Appendix I for information regarding Accumulation Unit Values. Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-528-9009.

                                    SUMMARY

WHAT ARE THE CONTRACTS?

    The Contracts are group variable annuity contracts. They are issued in connection with a Deferred Compensation Plan. We can also issue the Contracts in connection with certain other non-qualified deferred compensation plans or certain Qualified Plans.

WHAT IS THE ACCUMULATION PERIOD?


    During the Accumulation Period under the Contracts, the Employer makes Contributions to the Contracts that are used to purchase variable Separate Account interests. Contributions allocated to purchase variable interests may, after the deductions described in this prospectus, be invested in selected Sub-Accounts of the Separate Accounts, as appropriate.


    During the Accumulation Period, a Contract Owner or a Participant may allocate monies held in the Separate Account among the available Sub-Accounts of the Separate Account. There may be restrictions under certain circumstances (see "May I transfer assets between Sub-Accounts?").

WHAT ARE THE SALES CHARGES UNDER THE CONTRACT?

    We do not deduct sales charges at the time Contributions are made to the Contract. We deduct a contingent deferred sales charge ("Sales Charge") from Surrenders of or from the Contract. The amount of the Sales Charge depends on the number of Participant's Contract Years completed with respect to a Participant's Account before the Surrender. It is a percentage of the amount Surrendered.

PARTICIPANT'S CONTRACT YEARS                                      SALES CHARGE
--------------------------------------------------------------------------------
During the First through the Sixth Year                                 5%
During the Seventh through Eighth Year                                  4%
During the Ninth through Tenth Year                                     3%
During the Eleventh through Twelfth Year                                2%
During the Thirteenth Year and thereafter                               0%

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    No deduction for Sales Charges will be made in certain cases. (See "Is there ever a time when the Sales Charge does not apply?")

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

    For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Separate Accounts during the life of the Contract. This is the charge for mortality and expense risk and administrative undertakings. The amount of the charge differs between DC-I and DC-II and, with respect to DC-I, depends on the value of the Contract:

                                                             SEPARATE ACCOUNT
                                                            DC-I          DC-II
--------------------------------------------------------------------------------
Annual rate                                                  0.90%         1.25%
 (Contract values of $50,000,000 or less):
Annual rate                                                  0.75%         1.25%
 (Contract values in excess of $50,000,000):

    We will determine eligibility for the lower annual rate in DC-I based on the value of a Contract on the last day of each calendar quarter, each such day a "Test Date". To be eligible, the value of the Contract must exceed $50,000,000 on two successive Test Dates. A reduction in the charge for mortality, expense risk and administrative undertakings in DC-I requires a conversion period following a determination of eligibility. The conversion period will generally not exceed three months, depending on Contract Owner cooperation during the conversion period.

IS THERE A DEDUCTION FOR PREMIUM TAXES?

    We deduct during the Accumulation Period and at the time of annuitization, as appropriate, for the payment of any Premium Taxes levied against the Contract by a state or other governmental entity. The range is generally up to 3.50%. (See "Contract Charges.")

IS THERE A DEATH BENEFIT?

    We will pay a Minimum Death Benefit if a Participant dies before the earlier of (1) the Participant's 65th birthday or (2) the Annuity Commencement Date. (See "Death Benefits.")

WHAT IS THE ANNUITY PERIOD?

    At the end of the Accumulation Period, we will allocate Contract values, less Premium Taxes if applicable, held with respect to Participants' Accounts as directed by the Contract Owner to establish Annuitants' Accounts to provide Fixed and/or Variable Annuities under the Contracts. If applicable, we will also allocate any additional Contributions that a Contract Owner elects to make to the Annuitants' Accounts at the commencement of the Annuity Period, as directed by the Contract Owner.


WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?



    When you purchase an Annuity, you may choose one of the following Annuity payout options, or receive a lump sum payment (all annuity options may not be available in all states or Contracts):


    LIFE ANNUITY where we make monthly Annuity payments for as long as the Annuitant lives.

- Payments under this option stop upon the death of the Annuitant, even if the Annuitant dies after one payment.

    LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.


    UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant and when the Annuitant dies, we pay any remaining value to the Beneficiary. See Annuity payout Option 3 for a discussion of how the remaining value is determined.


    JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor.


- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3, or 100%) of the monthly Annuity payout will continue to be paid to the survivor.


- It is possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- This option does not involve life contingencies and does not provide any mortality guarantee.

    Surrenders by the Annuitant are subject to the limitations set forth in the contract and any applicable contingent deferred sales charges.


    UNDER ANY OF THE ANNUITY PAYOUT OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED BY THE ANNUITANT AFTER ANNUITY PAYOUTS COMMENCE.

                        PERFORMANCE RELATED INFORMATION

    Each Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures reflect a deduction for all total fund operating expenses, the contingent deferred sales charge and the highest charge for mortality, expense risk and administrative undertakings.

    The Separate Accounts may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNTS. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return figures reflect a deduction for total fund operating expenses, the actual charge for mortality, expense risk and administrative undertakings, and do not take into account contingent deferred sales charges. This means the non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized total returns.

    If applicable, the Sub-Accounts may advertise YIELD IN ADDITION TO TOTAL RETURN. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

    A Money Market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level.

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                        HARTFORD LIFE INSURANCE COMPANY


    Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in every state as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 01644-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                             THE SEPARATE ACCOUNTS

    Hartford Life Insurance Company Separate Account DC Variable Account-I ("DC-I") and Hartford Life Insurance Company Separate Account Two ("DC-II") are where we set aside and invest assets of some of our annuity contracts, including the Contracts. We hold Contributions to Contracts issued in connection with Deferred Compensation Plans and certain other nonqualified deferred compensation plans in DC-I during the Accumulation Period and in DC-II during the Annuity Period. We hold Contributions to Contracts issued in connection with Qualified Plans in DC-II during both the Accumulation Period and the Annuity Period. The assets of DC-I and DC-II were transferred from Hartford Variable Annuity Life Insurance Company Separate Account DC-I and Separate Account DC-II, respectively, on December 31, 1987.

    Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Accounts or Hartford.

    Each Separate Account meets the definition of "separate account" under federal securities law. Each Separate Account holds only assets for variable annuity contracts. Each Separate Account, respectively:

       - Holds assets for the benefit of Participants and Contract Owners, and the persons entitled to the payments described in the Contract.

       - Is not subject to the liabilities arising out of any other business Hartford may conduct. However, all obligations under the Contract are general corporate obligations of Hartford.

       - Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.


       - May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this prospectus.


       - Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

    WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF THE SEPARATE ACCOUNTS. THERE IS NO ASSURANCE THAT THE VALUE OF YOUR PARTICIPANT ACCOUNT WILL EQUAL THE TOTAL OF THE CONTRIBUTIONS MADE TO YOUR PARTICIPANT ACCOUNT.

    In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge and Administrative Expense Charge, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you, or participants, allocate a portion of the value of a Contract to a Money Market Sub-Account, that portion of the value of the Contract may decrease in value.

                                   THE FUNDS

    The Separate Account is divided into "Sub-Accounts." Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more complete information about each Fund, including risks and expenses, call us at 1-800-528-9009 to obtain each Fund's prospectus. Before investing, you should carefully read each Fund's prospectus along with this prospectus.


    We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectuses and Statements of Additional Information, which may be ordered from us. The Funds' prospectuses should be read in conjunction with this prospectus before investing.

    THESE FUNDS MAY NOT BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.



SUB-ACCOUNT                INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES,
 INC.
Calvert Social Balanced    Seeks a achieve a             Calvert Asset Management
 Portfolio                 competitive total return      Company, Inc.
                           through an actively managed   New Amsterdam, LLC and State
                           portfolio of stocks, bonds    Street Global Advisers
                           and money market instruments  Management, Inc.
                           which offer income and
                           capital growth opportunity
                           and which satisfy the
                           investment and social
                           criteria
HARTFORD SERIES FUND,
 INC.
Hartford Advisers HLS      Maximum long-term total       HL Investment Advisors, LLC
 Fund -- Class IA          return                        Sub-advised by Wellington
                                                         Management Company, LLP
Hartford Capital           Growth of capital             HL Investment Advisors, LLC
 Appreciation HLS Fund --                                Sub-advised by Wellington
 Class IA+                                               Management Company, LLP
Hartford Dividend and      High level of current income  HL Investment Advisors, LLC
 Growth HLS Fund -- Class  consistent with growth of     Sub-advised by Wellington
 IA                        capital                       Management Company, LLP
Hartford Index HLS Fund    Seeks to provide investment   HL Investment Advisors, LLC
 -- Class IA               results which approximate     Sub-advised by Hartford
                           the price and yield           Investment Management Company
                           performance of publicly
                           traded common stocks in the
                           aggregate
Hartford International     Long-term growth of capital   HL Investment Advisors, LLC
 Opportunities HLS Fund                                  Sub-advised by Wellington
 -- Class IA                                             Management Company, LLP
Hartford Money Market HLS  Maximum current income        HL Investment Advisors, LLC
 Fund -- Class IA          consistent with liquidity     Sub-advised by Hartford
                           and preservation of capital   Investment Management Company
Hartford Mortgage          Maximum current income        HL Investment Advisors, LLC
 Securities HLS Fund --    consistent with safety of     Sub-advised by Hartford
 Class IA                  principal and maintenance of  Investment Management Company liquidity by investing
                           primarily in mortgage
                           related securities
Hartford Stock HLS Fund    Long-term growth of capital   HL Investment Advisors, LLC
 -- Class IA                                             Sub-advised by Wellington
                                                         Management Company, LLP
Hartford Total Return      Competitive total return,     HL Investment Advisors, LLC
 Bond HLS Fund -- Class    with income as a secondary    Sub-advised by Hartford
 IA                        objective                     Investment Management Company



+ Closed to all Contracts issued after 1/3/05.


    MIXED AND SHARED FUNDING: Shares of the Funds are sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

    VOTING RIGHTS: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

       - Notify the Contract Owner of any Fund shareholders' meeting if the shares held for the Contract may be voted;

       - Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;

       - Arrange for the handling and tallying of proxies received from Contract Owners;

       - Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and

       - Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.

    During the Annuity Period under a Contract, the number of votes will decrease as the assets held to fund the Annuity benefits will decrease.

    SUBSTITUTION, ADDITION OR DELETION OF FUNDS, SEPARATE ACCOUNTS AND/OR SUB-ACCOUNTS: We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.

    We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.


    FEES AND PAYMENTS RECEIVED BY HARTFORD FROM THE FUND FAMILIES: We want you to know that Hartford receives substantial fees and payments with respect to the underlying funds that are offered as Sub-Accounts to your Plan through the Contract. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. These fees and payments are received by Hartford under agreements between Hartford and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.50% of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and compensation sometimes referred to as "revenue sharing" payments. Hartford receives these fees and payments for its own account and expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.


    We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all funds pay according to the same formula. Because of this, the amount of the fees and payments received by Hartford varies by fund and Hartford may receive greater or less fees and payments depending on which variable investment options your Plan selects.

    For Example:

         As one of its selected investment options in its Group Variable Annuity Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the fund's transfer agent pays Hartford an administrative service fee at a rate of 0.25% of assets annually, Hartford would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the Plan's investment in the fund.

         If the Plan maintained an average balance of $100,000 in an investment option investing in a different fund during the year where that fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the fund's transfer agent pays Hartford an administrative services fee at a rate of $12 per Plan Participant Account invested in the investment option investing in the fund, and there are 20 participants with an account balance invested in that investment option, Hartford would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the Plan's investment in the fund.

    You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Hartford has selected, fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Hartford would decrease.

    Some of the Sub-Accounts available in the Contract invest in Funds that are part of our own affiliated family of funds. In addition to any fees and payments Hartford may receive with respect to those funds, one or more of our affiliates receives compensation from the funds, including among other things a management fee and 12b-1 fees from the funds.


    For information on which underlying funds pay Hartford such fees and at what level, please visit our website at retire.hartfordlife.com or call 1-800-874-2502, Option 4. Written information will be provided upon request.



    ENDORSEMENT FEES PAID BY HARTFORD LIFE: Hartford Life pays fees to the organizations listed below in exchange for an endorsement of our program. As part of the endorsement, Hartford Life is invited to participate in various programs, conferences and meetings offered through these organizations in order to allow us to market our program.



    Hartford Life also pays additional fees in order to sponsor certain programs offered through these organizations including the "Top Cop Awards" program and an annual "Pension and Benefits Seminar" offered to members of these organizations.



    For additional information on the amount of fees and payments made by Hartford, please call 1-800-874-2502, Option 4. Written information will be provided upon request.



    Organizations Receiving Endorsement Fee Payments from Hartford Life:



    1. Peace Officers Research Association of California;



    2. The National Association of Police Officers;



    3. Florida Police Benevolent Association, Inc.;



    4. Police Benevolent & Protective Association of Illinois; and



    5. Combined Law Enforcement Association of Texas.



    PAYMENTS TO INDUSTRY AND TRADE ORGANIZATIONS: As an active member of the retirement industry, Hartford Life makes payments to various industry and trade organizations. These payments are made in connection with Hartford Life's membership, sponsorship or participation in events of these organizations. Hartford Life makes these payments in order to communicate its position on retirement industry issues and further its position as an industry leader.


                             GENERAL ACCOUNT OPTION

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE PORTION OF THE CONTRACT RELATING TO THE GENERAL ACCOUNT OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE GENERAL ACCOUNT OPTION IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). NEITHER THE GENERAL ACCOUNT OPTION NOR ANY INTEREST IN THE GENERAL ACCOUNT OPTION IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE GENERAL ACCOUNT OPTION.

    The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account option are available to our general creditors.

    DECLARED RATE OF INTEREST: We credit interest on Contributions made to the General Account at a rate we declare for the calendar quarter in which they are received. We determine the declared interest rate for any quarter. We may change the declared interest rate for any subsequent quarter at our discretion.

    We will guarantee the declared interest rate for any quarter to the end of that calendar year. Any change in the declared interest rate will be declared before the start of the quarter.

    GUARANTEED RATE OF INTEREST: For each subsequent calendar year, we will credit each Contribution with interest at a rate guaranteed for the entire year (the "Guaranteed Interest Rate"). The Guaranteed Interest Rate for a calendar year will be determined at the end of the preceding calendar year. We may, from time to time, credit interest at rates in excess of the Guaranteed Interest Rate.

    DISTRIBUTIONS AND TRANSFERS: We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred or subject to a market value adjustment.

            ADDITIONAL SEPARATE ACCOUNTS OFFERED UNDER THE CONTRACTS

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE CONTRACTS MAY CONTAIN ADDITIONAL SEPARATE ACCOUNTS. THE PORTION OF THE CONTRACT RELATING TO ADDITIONAL SEPARATE ACCOUNTS IS NOT REGISTERED UNDER THE 1933 ACT AND THE ADDITIONAL SEPARATE ACCOUNTS ARE NOT REGISTERED AS INVESTMENT COMPANIES UNDER THE 1940 ACT. NEITHER THE ADDITIONAL SEPARATE ACCOUNTS NOR ANY INTEREST IN THE ADDITIONAL SEPARATE ACCOUNTS IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING ANY OF THE ADDITIONAL SEPARATE ACCOUNTS. THE FOLLOWING DISCLOSURE ABOUT THE ADDITIONAL SEPARATE ACCOUNTS MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

    Additional separate accounts may be offered under the Contracts. These separate accounts and their sub-accounts are not described in this Prospectus. Contract fees and charges will generally apply, including contingent deferred sales charges, mortality expense risk and administrative charges, and other charges. These charges may be similar to or different from the fees and charges described in this Prospectus with respect to the Separate Accounts. If additional separate accounts are available under a Contract, you may allocate Contract values to sub-accounts within the additional separate accounts, subject to any restrictions that may apply. Call 1-800-528-9009 for more information on additional separate accounts.

                                CONTRACT CHARGES

    SALES CHARGE: The purpose of the Sales Charge is to cover expenses relating to the sale and distribution of the Contracts, including:

       -   the cost of preparing sales literature,

       - commissions and other compensation paid to distributing organizations and their sales personnel, and

       -   other distribution related activities.

    If the Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

    There is no deduction for Sales Charge at the time Contributions are made to the Contract. The Sales Charge is deducted from Surrenders of or from the Contract. The amount of the Sales Charge depends on the number of Participant's Contract Years completed with respect to a Participant's Account before the Surrender. It is a percentage of the amount Surrendered.

PARTICIPANT'S CONTRACT YEARS                                      SALES CHARGE
--------------------------------------------------------------------------------
During the First through the Sixth Year                                 5%
During the Seventh through Eighth Year                                  4%
During the Ninth through Tenth Year                                     3%
During the Eleventh through Twelfth Year                                2%
During the Thirteenth Year and thereafter                               0%

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    When you request a full Surrender, the Sales Charge is deducted from the amount Surrendered and the balance is paid to you.

- Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Sales Charge).

    If you request a partial Surrender and ask for a specific dollar amount, the Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.

- Example: You ask for $1,000 when the applicable Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.

IS THERE EVER A TIME WHEN THE SALES CHARGE DOES NOT APPLY?

    We will waive the Sales Charge for certain Eligible Surrenders. An Eligible Surrender is a withdrawal that is (1) made because of a Qualifying Event and (2) payable directly to the Participant, or if applicable, the Beneficiary. A Qualifying Event is the Participant's:

       -   death;

       -   financial hardship, as defined in the Plan;

       -   severance from employment; or

       -   retirement.

    A transfer to a Plan funding vehicle issued by another investment provider is not an Eligible Surrender. The Sales Charge does not apply to a transfer of Contract values from this Contract to another group annuity contract issued by us or one of our affiliates. This waiver may not be available in all States.

    No deduction for the Sales Charge will apply to a transfer to a Related Participant Directed Account Option. A "Related Participant Directed Account Option" is a Participant directed investment account under the Plan that you identify and we accept for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract. The Related Participant Directed Account Option may not be available in all states or in all Contracts.

    MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE: For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values held in the Separate Accounts during the life of the Contract. The amount of the charge differs between DC-I and DC-II and, with respect to DC-I, depends on the value of the Contract:

                                                             SEPARATE ACCOUNT
                                                            DC-I          DC-II
--------------------------------------------------------------------------------
Annual rate                                                  0.90%         1.25%
 (Contract values of $50,000,000 or less):
Annual rate                                                  0.75%         1.25%
 (Contract values in excess of $50,000,000):

    We determine a Contract's eligibility for the lower charge in DC-I based on the value of the Contract on the last day of each calendar quarter. We call that day a "Test Date". To be eligible, the value of the Contract must exceed $50,000,000 on two successive Test Dates. A reduction in the mortality and expense risk and administrative charge in DC-I requires a conversion period following a determination of eligibility. The conversion period generally takes up to three months, depending on Contract Owner cooperation during the conversion period.

    The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:

       - MORTALITY RISK DURING THE ACCUMULATION PERIOD: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

       - MORTALITY RISK DURING THE ANNUITY PERIOD: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

       - EXPENSE RISK: We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

    Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.

    We also provide various administrative support services for Plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.

    If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.

    We may reduce the mortality and expense risk and administrative charge under the Contracts (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    PREMIUM TAXES: We deduct a charge for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax, generally ranging up to 3.50%. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of annuitization. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.

    EXPERIENCE RATING UNDER THE CONTRACTS: We may apply experience credits under a Contract based on investment, administrative, mortality or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants' Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether we are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for mortality, expense risk and administrative undertakings, a reduction in the term or amount of any applicable Sales Charges, an increase in the rate of interest credited under the Contract, a payment to be allocated as directed by the Contract Owner, or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as we deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Participants in

Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at our sole discretion in the event of a change in applicable factors.

    NEGOTIATED CHARGES AND FEES: The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Hartford.

    CHARGES OF THE FUNDS: The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

    PLAN RELATED EXPENSES: We can agree with the Contract Owner to be directed to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include such amounts as an adjustment to the charge for administrative undertakings for a Separate Account.

                                 THE CONTRACTS

    THE CONTRACTS OFFERED: The Contracts are group variable annuity contracts. They are designed to fund certain Deferred Compensation Plans established under section 457 of the Code for employees and other eligible service providers of states and their political subdivisions and certain other organizations exempt from taxation. The Contracts may also be issued in connection with certain other non-qualified deferred compensation plans or certain Qualified Plans.

    For Deferred Compensation Plans established under section 457 of the Code for the benefit of any organization that is exempt from the federal income tax, other than a governmental unit, all amounts of compensation deferred under the Plan, all property and rights purchased with such amounts, and all income attributable to such amounts, property, or rights, remain (until made available to a Participant or other Beneficiary) solely the property and the rights of the Contract Owner (without being restricted to the provision of benefits under the Plan), subject only to the claims of the Contract Owner's general creditors.

    For Deferred Compensation Plans that are Plans established under section 457(b) of the Code by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state after August 20, 1996, the assets and income of the Plan must be held in trust for the exclusive benefit of the Participants and the Beneficiaries of the Plan. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Such Deferred Compensation Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to Deferred Compensation Plans under section 457(f) of the Code.

    PURCHASE OF A CONTRACT: A single group Contract is issued to the Contract Owner, covering all present and future participating employees and other eligible persons providing services to the Employer. The Contracts provide for variable (Separate Account) Contributions and allocations to the General Account during the Accumulation Period. The Contract Owner can direct that a Participant Account be established for each Participant for purposes of determining benefits payable under the Plan.

    CONTRACT RIGHTS AND PRIVILEGES AND ASSIGNMENTS: The Contract belongs to the Contract Owner. However, under certain Deferred Compensation Plans, the Contract Owner must hold the Contract for the exclusive benefit of the Plan's Participants and Beneficiaries. The Contract Owner's rights and privileges may only be exercised in a manner that is consistent with the written Plan adopted by the Contract Owner. The Contract Owner's interest in the Contract may be assigned. However, amounts held under a Contract on behalf of a Participant are nontransferable and cannot be assigned.


    PRICING AND CREDITING OF CONTRIBUTIONS: We credit initial Contributions to your Participant Account within two Valuation Days of our receipt of a properly completed application and the initial Contribution at our Administrative Office.

    If your application or other necessary information is incomplete when received, your initial Contribution will be credited to your Participant Account not later than two Valuation Days after the application is made complete. However, if an incomplete application is not made complete within five Valuation Days of its initial receipt, the Contribution will be immediately returned unless we inform the Contract Owner of the delay and the Contract Owner tells us not to return it.


    Subsequent Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.

    MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTION?


    Yes, however the minimum Contribution that may be made at any one time on behalf of a Participant is $30 unless the Employer's Plan provides otherwise. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Accounts. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.



    CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?



    During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.



    WHAT IS A SUB-ACCOUNT TRANSFER?



    A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.



    WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?



    Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants' "transfer-in" requests.



    In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.



    We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has not impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.



    For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.



    WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?



    FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Participant to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer," however, you cannot transfer the same Participant Account value more than once a Valuation Day.



For example:



       - If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.



       - If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.



       - Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.



       - Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.



       - However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.



    SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET, TELEPHONE, SAME DAY MAIL OR COURIER SERVICE. Once you reach the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.



    We may aggregate a Contract owner's Contracts or a Participant's Participant Accounts for the purposes of enforcing these restrictions.



    The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.



    THE CONTRACTS PROVIDE FOR A TRANSFER FEE OF $5 THAT APPLIES TO EACH TRANSFER IN EXCESS OF 12 MADE IN A PARTICIPANT CONTRACT YEAR. WE DO NOT CURRENTLY CHARGE THE $5 TRANSFER FEE.



    WE MAKE NO ASSURANCES THAT THE TRANSFER RULE IS OR WILL BE EFFECTIVE IN DETECTING OR PREVENTING MARKET TIMING.



    THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase or become a Participant under this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:



FUND TRADING POLICIES (EFFECTIVE UNTIL JULY 1, 2007)



    We may provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy.



    We rely on the Funds to identify a pattern or frequency of Sub-Account transfers that the Fund wants us to investigate. Most often, the Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once a Fund contacts us, we run a report that identifies all Participants who transferred in or out of that Fund's Sub-Account on the day or days identified by the Fund. We then provide the Fund with information from the list so that it can determine whether the transfer activity violates its abusive transfer policy. The Fund notifies us of each Participant in violation of its abusive transfer policy.



    Hartford provides the Fund's notice to plan sponsors. BASED ON THIS INFORMATION, YOUR PLAN SPONSOR MAY RESTRICT, SUSPEND OR TERMINATE PARTICIPANTS' SUB-ACCOUNT TRANSFER PRIVILEGES. A plan sponsor may restrict, suspend or terminate a Participant's Sub-Account transfer privileges for a specified period of time or indefinitely.



FUND TRADING POLICIES (EFFECTIVE AFTER JULY 1, 2007)



    You are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.



    We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into a Fund or other funds within that fund complex. These penalties will affect a Contract Owner's or Participant's ability to purchase shares of the underlying funds. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information.



    Fund trading policies do not apply or may be limited. For instance:



    - Certain types of financial intermediaries may not be required to provide us with shareholder information.



       - "Excepted funds" such money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.



       - A Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.



       - Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan contributions.



    POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,



       - Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.



       - Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.



       - Our policies apply only to individuals and entities that own or are Participants under this Contract. However, the Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.



    HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?



    We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your payee as well as reduce value of other optional benefits available under your Contract.

    Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.



    In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.



GENERAL ACCOUNT OPTION TRANSFERS



    You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:



       - Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, may be prohibited. We do not currently enforce this prohibition.



       - Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, may be prohibited. We do not currently enforce this prohibition.



    In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6 of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.



    We apply these restrictions to all transfers from the General Account Option, including all systematic transfers and Dollar Cost Averaging Programs.



    As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.



TELEPHONE AND INTERNET TRANSFERS



    Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.



    Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.



    We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.



    Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.



    We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.



    DOLLAR COST AVERAGING: If, during the Accumulation Period, the portion of your Contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Hartford Money Market HLS Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Hartford Money Market HLS Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at monthly, semi-monthly, quarterly, semi-annual or annual intervals ("transfer intervals"). This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

    The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five (5) business days after we receive your initial election either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form that we provide or over our recorded telephone line. You may specify a maximum of five (5) Sub-Accounts. If, on any transfer date, your General Account value or the value of your Accumulation Units under the Hartford Money Market HLS Sub-Account, as applicable, is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by sending us a written notice at our Administrative Office or by calling one of our representatives at 1-800-528-9009 and giving us notice on our recorded telephone line.

    HOW DO I KNOW WHAT MY PARTICIPANT ACCOUNT IS WORTH?

    Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.

    There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

    Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an annuity payout from your Participant Account.

    To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account is calculated by dividing (a) by (b) and subtracting (c) where:

    (a) is the net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day.

    (b) is the net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.

    (c) is the daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period, and any other applicable charge.

    We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-800-528-9009 to obtain your Participant Account value or, where available, you may access your account information through our website at retire.hartfordlife.com.

    HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds' prospectus.

                                 DEATH BENEFITS

    DETERMINATION OF THE BENEFICIARY -- The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant's estate is the Beneficiary.

    DEATH BEFORE THE ANNUITY COMMENCEMENT DATE:

       - DEATH PRIOR TO AGE 65: If the Participant dies before the Annuity Commencement Date or the Participant's attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the Termination Value of your Participant Account determined as of the day we receive Due Proof of Death or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders. "Termination Value" means the value of a Participant's Account on any Valuation Day before the Annuity Commencement Date less any applicable Premium Taxes not already deducted and any applicable contingent deferred sales charges.

       - DEATH ON OR AFTER AGE 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant's 65th birthday, the Beneficiary will receive the Termination Value of your Participant Account as of the Date we receive Due Proof of Death at our Administrative Offices.

    CALCULATION OF THE DEATH BENEFIT: If the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death. THE DEATH BENEFIT REMAINS INVESTED IN THE SEPARATE ACCOUNT AND/OR GENERAL ACCOUNT OPTION ACCORDING TO YOUR LAST INSTRUCTIONS UNTIL THE PROCEEDS ARE PAID OR WE RECEIVE NEW SETTLEMENT INSTRUCTIONS FROM THE BENEFICIARY(IES). DURING THE TIME PERIOD BETWEEN OUR RECEIPT OF DUE PROOF OF DEATH AND OUR RECEIPT OF THE COMPLETED SETTLEMENT INSTRUCTIONS, THE CALCULATED DEATH BENEFIT WILL BE SUBJECT TO MARKET FLUCTUATIONS.

    If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.


    You may apply the death benefit payment to any one of the Annuity payout options under DC-II (see "Annuity Payout Options") instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant's Account after retirement (see "How are Contributions made to establish my Annuity Account?").



    DEATH ON OR AFTER THE ANNUITY COMMENCEMENT DATE: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or receive the commuted value.

                             SETTLEMENT PROVISIONS

    After termination of Contributions on behalf of a Participant prior to the selected Annuity Commencement Date for that Participant, the Contract Owner will have the following options:


    1. CONTINUE THE PARTICIPANT'S ACCOUNT UNDER THE CONTRACT. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option. (See Annuity payout options). At any time in the interim, a Contract Owner may Surrender the Participant's Account for a lump sum cash settlement in accordance with 3. below.



    2. TO PROVIDE ANNUITY PAYOUTS IMMEDIATELY. The values in a Participant's Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract. (See Annuity payout options).


    3. TO SURRENDER THE PARTICIPANT'S ACCOUNT IN A SINGLE SUM. The amount received will be the net Termination Value next computed after we receive a written Surrender request for complete Surrender at our Administrative Office. Payment will normally be made within seven days after we receive the written request.

    4. TO REQUEST A PARTIAL SURRENDER OF THE PARTICIPANT'S ACCOUNT. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), we will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable contingent deferred sales charges from the partial Surrender (see Contract Charges).

    CAN PAYMENT OF THE SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN-DAY PERIOD?

    Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (b) the Securities and Exchange Commission permits postponement and so orders; or (c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.


    MAY I SURRENDER ONCE ANNUITY PAYOUTS HAVE STARTED?



    Except for Annuity payout Option 5 (on a variable basis), once Annuity payouts have commenced for an Annuitant, no Surrender of the Annuity benefit can be made for the purpose of receiving a partial withdrawal or a lump sum settlement. Any Surrender out of Annuity payout Option 5 will be subject to the Sales Charge, if applicable.


    WHAT ARE ANNUITY RIGHTS?

    Annuity Rights entitle the Contract Owner to have Annuity payments made at the rates set forth in the Contract at the time of issue. Such rates are applicable to all amounts held in a Participant Account during the Accumulation Period which do not exceed a limit of five times the gross Contributions made to that Participant Account during the Accumulation Period. Any amounts in excess of this limit may be applied at Annuity rates then being offered by us.


    HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND ANNUITY PAYOUT OPTION?



    The Contract Owner selects an Annuity Commencement Date, usually between a Participant's 50th and 75th birthdays, and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant's 75th birthday, or an earlier date if prescribed by applicable law. In the absence of a written election to the contrary, the Annuity Commencement Date will be the first day of the month coinciding with or next following the Participant's 75th birthday.



    The Annuity Commencement Date and/or the Annuity payout option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. Annuity payouts will normally be made on the first business day of each month or another mutually agreed upon business day.



    The contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Contract Owner does not elect otherwise, we reserve the right to begin Annuity payouts at age 75 under Option 2 with 120 monthly payments certain. Annuity payouts will depend on the investment allocation of your Participant Account in effect on the Annuity Commencement Date. However, unless required by applicable law, we will not assume responsibility in determining or monitoring minimum distributions beginning at age 70 1/2 (See "Federal Tax Consequences").


    WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT FOR AN ANNUITY PAYOUT?



    The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20, we have the right to change the frequency of payment to intervals that will result in payments of at least $20.


    HOW ARE CONTRIBUTIONS MADE TO ESTABLISH AN ANNUITY ACCOUNT?


    During the Annuity Period, Contract values and any allowable additional Contributions made by the Contract Owner for the purpose of effecting Annuity payouts under the Contract are, based upon the information received from the Contract Owner, applied to establish Annuitant's Accounts under the Contracts to provide Fixed or Variable Annuity payouts.


    At the end of the Accumulation Period there is an automatic transfer of all DC-I values from the Participant's Account to DC-II to establish an Annuitant's Account with respect to DC-II. Such a transfer is effected by a transfer of ownership of DC-I interests in the underlying securities to DC-II. The value of a Participant's Account that is transferred to DC-II will be without application of any sales charges or other expenses, with the exception of charges for any applicable Premium Taxes.

    CAN A CONTRACT BE SUSPENDED BY A CONTRACT OWNER?

    A Contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A Contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a Contract. (See "Can a Contract be modified?") In this context, such modifications would have become effective on or before that anniversary.


    Upon suspension, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant's Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a Contract will not preclude a Contract Owner from applying existing Participant's Accounts to the purchase of Fixed or Variable Annuity benefits.



ANNUITY PAYOUT OPTIONS:



    OPTION 1: LIFE ANNUITY where we make monthly Annuity payouts for as long as the Annuitant lives.


- Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    OPTION 3: UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:


 (a)   =                                          total amount applied under the option
                                                    at the Annuity Commencement Date
              -------------------------------------------------------------------------------------------------------------
                                           Annuity Unit value at the Annuity Commencement Date
 (b)   =         number of Annuity Units represented by each        x          number of monthly Annuity payouts made
                         monthly Annuity payout made


    The amount of the additional payment is determined by multiplying the excess, if any, by the Annuity Unit value as of the date we receive Due Proof of Death.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.


- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, or 100%) of the monthly Annuity payout will continue to be paid to the survivor.


- Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- Option 5 does not involve life contingencies and does not provide any mortality guarantee.

    Surrenders are subject to the limitations set forth in the Contract and any applicable contingent deferred sales charges. (See "Contract Charges.")


    UNDER ANY OF THE ANNUITY PAYOUT OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED BY THE ANNUITANT AFTER ANNUITY PAYOUTS COMMENCE.



    OPTIONS 2 AND 5 ARE AVAILABLE ONLY IF THE GUARANTEED ANNUITY PAYOUT PERIOD IS LESS THAN THE LIFE EXPECTANCY OF THE ANNUITANT OR THE JOINT LIFE EXPECTANCY OF THE ANNUITANT AND THEIR JOINT ANNUITANT AT THE TIME THE OPTION BECOMES EFFECTIVE. SUCH LIFE EXPECTANCY SHALL BE COMPUTED ON THE BASIS OF THE MORTALITY TABLE PRESCRIBED BY THE IRS OR, IF NONE IS PRESCRIBED, THE MORTALITY TABLE THEN IN USE BY US.



    WE MAY OFFER OTHER ANNUITY PAYOUT OPTIONS FROM TIME TO TIME.



    HOW ARE VARIABLE ANNUITY PAYOUTS DETERMINED?


    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see "How do I know what my Participant Account is worth?") for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.

    The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payment is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.


    The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate ("A.I.R.") of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.



    Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.



    The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.



    The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.

    Here is an example of how a Variable Annuity is determined:


                        ILLUSTRATION OF ANNUITY PAYOUTS:
            (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN


 A.  Net amount applied                                                                                 $139,782.50
 B.  Initial monthly income per $1,000 of payment applied                                                      6.13
 C.  Initial monthly payment (A x B / 1,000)                                                                $856.87
 D.  Annuity Unit Value                                                                                       3.125
 E.  Number of monthly annuity units (C / D)                                                                274.198
 F.  Assume annuity unit value for second month equal to                                                      2.897
 G.  Second monthly payment (F x E)                                                                         $794.35
 H.  Assume annuity unit value for third month equal to                                                       3.415
 I.  Third month payment (H x E)                                                                            $936.39

    The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

                           FEDERAL TAX CONSIDERATIONS

    WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

A. GENERAL

    Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

    Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See "How do I know what my Participant Account is worth?"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

C. DIVERSIFICATION OF THE SEPARATE ACCOUNT

    The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

    The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

       - no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

       -   no more than 70% is represented by any two investments,

       -   no more than 80% is represented by any three investments and

       -   no more than 90% is represented by any four investments.

    In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

D. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

    In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts.


    For instance, the IRS in Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.


    The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

E. NON-NATURAL PERSONS AS OWNERS

    Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

       - A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

       - A contract acquired by the estate of a decedent by reason of such decedent's death,

       - Certain contracts acquired with respect to tax-qualified retirement arrangements,

       - Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

       - A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

    A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

    Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Hartford. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G. GENERATION SKIPPING TRANSFER TAX

    Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Hartford to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

    INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

    This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

    The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider whether the Contract is a suitable investment if you are investing through a Qualified Plan.

    THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE

CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

    The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

    We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

    In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

     (A) TRADITIONAL IRAS

         Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

         You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.

         IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

     (B) SEP IRAS

         Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

     (C) SIMPLE IRAS

         The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

         A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

         If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

     (D) ROTH IRAS

         Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(K) PLAN

    Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

    In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

    Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $44,000 in 2006) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.

    A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

        a.   after the employee reaches age 59 1/2;

        b.  upon the employee's separation from service;

        c.   upon the employee's death or disability; or

        d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

    Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

    Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

    Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

    All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS


    Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payouts and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.


    For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

    In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

    Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

     (A) PENALTY TAXES ON PREMATURE DISTRIBUTIONS

         Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

       - made to a beneficiary (or to the employee's estate) on or after the employee's death;

       - attributable to the employee's becoming disabled under Code Section 72(m)(7);

       - part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

       - (except for IRAs) made to an employee after separation from service after reaching age 55; or

       - not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

         In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

       - made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

       - not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

       -   a qualified first-time home buyer and meets the requirements of Code
           Section 72(t)(8).

         If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

         For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

     (B) RMDS AND 50% PENALTY TAX

         If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

         An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of --

       -   the calendar year in which the individual attains age 70 1/2, or

       - (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

         The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

       - the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

       - a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

         If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

         If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

         The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.


         The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payouts that satisfy the rules set forth in Regulations under the Code relating to RMDs.


         In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

    Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan

(described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

    Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

    Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

    The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

    For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

    By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.

    Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plans": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either --

       -   an RMD amount;

       - one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

       -   any distribution made upon hardship of the employee.

    Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified
Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

    Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

    Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

9. QUALIFIED HURRICANE RELIEF

    The Katrina Emergency Tax Relief Act of 2005 ("KETRA"), signed by the President on September 23, 2005, contains several provisions regarding distributions from qualified plans for participants who were affected by Hurricane Katrina. Generally, KETRA allows eligible persons to take distributions from their retirement plans without being subject to the 10% penalty on early distributions and permits the income portion of such distribution to be included in taxable income ratably over a three-year period. KETRA also allows such distributed amounts to be recontributed to the retirement plan within three years and such re-contribution will be treated as a rollover contribution, thus avoiding taxation of the distributed amounts. The total amount of qualified KETRA distributions that an eligible person may receive from all qualified plans is limited to $100,000. KETRA also provides relief for certain qualified plan withdrawals made in connection with home purchases which were cancelled because of Hurricane Katrina and modifies the qualified plan loan rules for certain loans taken by eligible persons. These qualified plan provisions of KETRA were extended to certain victims of Hurricanes Rita and Wilma through the enactment of the Gulf Opportunity Zone Act signed by the President on December 21, 2005. The IRS is preparing further guidance regarding these relief provisions for the victims of the Hurricanes and is drafting Form 8915 for use by eligible persons for reporting qualified plan distributions and determining the amount to be included in taxable income. You should check the IRS's web site to determine if your residence was in an area of hurricane impact which entitles you to the relief being sought. KETRA and the Gulf Opportunity Zone Act contain tax relief provisions in addition to the qualified plan provisions described above and the IRS has designated areas in the hurricane impacted states for different types of tax relief.

                                MORE INFORMATION

    CAN A CONTRACT BE MODIFIED?

    Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.

    On or after the fifth anniversary of any Contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the contingent deferred sales charges which are applicable at the time a Participant's Account is established under a Contract, will continue to be applicable.

    We reserve the right to modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

    CAN HARTFORD WAIVE ANY RIGHTS UNDER A CONTRACT?

    We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.


    HOW CONTRACTS ARE SOLD -- We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HSD is the same as ours. PLANCO Financial Services, LLC., a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.



    HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2006. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").



    We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.



    Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.



    Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.



COMMISSIONS



    For individual and group Contracts, up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.



    Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.



    Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.



ADDITIONAL PAYMENTS



    Subject to NASD and Financial Intermediary rules, we (or our affiliates) also pay the following types of promotional fees to encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.



ADDITIONAL PAYMENT TYPE                                             WHAT IT'S USED FOR
----------------------------------------------------------------------------------------------------------------------------------
Access                   Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits.
Gifts & Entertainment    Occasional meals and entertainment, tickets to sporting events and nominal gifts.
Marketing                Joint marketing campaigns and/or Financial Intermediary event advertising/ participation; sponsorship of
                         Financial Intermediary sales contests and/or promotions in which participants (including Registered
                         Representatives) receive prizes such as travel awards, merchandise and recognition.
Marketing Expense        Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Allowances
Support                  Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services
                         (including sub-accounting and the preparation of account statements and other communications), sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Targets                  Pay for the achievement of sales or assets under management targets.
Training                 Educational, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility               Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                   Pay for the overall volume of their sales or the amount of money investing in our products.



    As of December 31, 2006, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances and Travel & Entertainment) to the following Financial Intermediaries for our entire suite of variable annuities:



    A.G. Edwards & Sons, Inc., Advisory Group Equity Services Ltd, AIG Advisors Group, Inc., Advantage Capital, AIG Financial Advisors, American General, FSC Securities Corporation, Royal Alliance Assoc., Inc. AIG SunAmerica), Allen & Co., of Florida, Inc., Amcore Investment Services, Inc., American Classic Securities, American General Securities Inc., American Independent Sec's Inc., Ameritas Investment Corp., Amsouth Bank, AMSouth Investment Services, Inc., Arvest Asset Management, Associated Financial Services, Inc. Associated Investment Services Inc., Associated Securities Corp., B.C. Ziegler and Company, Banc of America Investment Services Inc., Bancorpsouth Investment Services Inc., Bancwest Investment Services, Inc., Bank of America, Bank of New York, Bank of the West,

BB&T Investment Services, Inc., BCG Securities, Inc., Berthel, Fisher & Company Financial Services Inc., BI Investments, LLC, BNY Investment Center of The Bank of New York Company, Inc., BOSC, Inc., Brecek & Young Advisors, Inc., Brookstone Securities, Inc., Brookstreet Securities, Cadaret, Grant & Co., Inc., Cambridge Investment Research, Inc., Cantella & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Carillon Investments, Inc., Centaurus Financial, Inc., Chase Investments Services, Corp., Citicorp Investment Services, Citigroup, Inc. (various divisions and affiliates), Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Compass Brokerage, Inc., Countrywide Investment Services Inc., Crown Capital Securities, L.P., CUE, Cuna Brokerage Services, Inc., Cuso Financial Services, L.P., Davenport & Company LLC, DFC Investor Services, Dominion Investor Services, Inc., Duerr Financial Corporation, Eagle One Investments, LLC, Edward D. Jones & Co., L.P., Empire Securities Corporation, Equity Services, Inc., Essex National Securities, Inc., Ferris/Baker Watts, FFP Securities, Inc., Fifth Third Securities, Financial Planning Consultants, Fintegra LLC, First Allied Securities, Inc., First Citizens Investor Services, First Montauk Securities Corp., First Southeast Inv. Services, First St.Louis Securities, Inc., First Tennessee Bank, First Tennessee Brokerage, Inc., First Western Securities Inc., FNB Brokerage Services, Inc., FNIC F.I.D. Div., Forrester's Equity Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corporation, Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Inc., Great American Advisors, Inc., Gunnallen Financial, Inc., H&R Block Financial Advs., Inc., H. Beck, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., Harold Dance Investments, Harvest Capital LLC, Hefren-Tillotson/ Masterplan, Heim & Young Securities, Hornor, Townsend & Kent, Inc., HSBC Securities (USA) Inc., Huntington Investment Company, IBC Investments, IFMG Securities, Inc. at Rockland Trust, Independent Financial Group LLC, Infinex Financial Group, Infinex Investment, Inc., ING Advisors Network, (Financial Network Services (or Investment) Corp., ING Financial Partners, Multi-Financial Securities, Primevest Financial Services, Inc.,), InterSecurities, Inc., Investacorp, Inc., Investment Management Corp., Investment Professionals, Inc., Investors Capital Corp., Investors Security Co., Inc., IPI Investments, J.B. Hanauer & Co., J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corporation, Key Investment Services, KMS Financial Services, Inc., KNBT Securities, Inc., Kovack Securities, Inc., L.O. Thomas & Company, LaSalle Financial Services, Inc., LaSalle Street Securities, Inc., Legacy Financial Services, Inc., Liberty Group, LLC, Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), Linsco/Private Ledger Corp., M&I Brokerage Services, Inc., M&T Securities, Inc., McDonald Investments Inc., Mercantile Brokerage Services Inc., Merrill Lynch Pierce Fenner & Smith, Milkie/Ferguson Investments, MML Investor Services, Inc., Money Concepts Capital Corp, Morgan Keegan & Company, Inc, Morgan Keegan FID Division, Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, NatCity Investments, National Planning Holdings (Invest Financial Corp., Investment Centers of America, Inc., National Planning Corp., SII Investments, Inc.,) NBC Securities, Inc., Nettworth Financial Group, Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., North Ridge Securities Corp., OFG Financial Services., Inc., Ohio Savings Securities, Inc., OneAmerica Securities Inc., Online Brokerage Services, Oppenheimer and Co., Inc., Pacific West Securities, Inc., Paulson Investment Company Inc., Pension Planners Securities, Inc., Peoples Securities, Inc., PFIC, Prime Capital Management, Prime Capital Services, Inc., Princor Financial Service Corp., ProEquities, Inc., Prospera Financial Services, Inc., QA3 Financial Corp., Questar Capital Corp, Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Services, RBC Dain FID Division, RBC Dain Rauscher Inc., Resource Horizons Group, LLC, Robert W. Baird & Co. Inc., Rogan, Rosenberg & Assoc., Inc., Royal Alliance Associates, Inc., Royal Securities Company, Ryan Beck & Co., Scott & Stringfellow, Inc., Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, Signator Investors Inc., Smith Barney, Sorrento Pacific, South Valley Wealth Management, Spectrum Capital, Inc., Sterne Agee & Leach, Inc., Stifel Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., Summit Equities, Inc., Sun Trust Bank, SunAmerica Securities, Inc., SunTrust Investment Services, Inc., SunTrust Securities, Inc., Symetra Investment Services Inc., Synovus Securities, TFS Securities, Inc., The Huntington Investment Company, The Huntington Investment Plt, The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Tower Square Securities, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., U.S. Bancorp Investments, Inc., U.S. Bancorp Piper Jaffray, UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., UMB Scout Brokerage Services, UnionBanc Investment Services, United Brokerage Services, Inc., United Global Securities, United Heritage Financial Services, US Bancorp FID, US Bancorp Investments, USAllianz Securities, Inc., Uvest Financial Services Group Inc., VanDerbilt Securities, LLC, Vision Investment Services, Inc. Vorpahl Wing Securities, VSR Financial Services, Inc., Wachovia Securities, LLC. (various divisions), Wall Street Financial Group, Walnut Street Securities, Inc., Washington Mutual Financial, Waterstone Financial Group, Webster Investments, Weitzel Financial Services Inc., Wells Fargo Brokerage Services, L.L.C., WesBanco Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc. (an affiliate of ours), Workman Securities Corp., World Equity Group Inc., WRP Investments, Inc., WWK Investments, Inc., XCU Capital Corporation, Inc.

    Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.



    As of December 31, 2006, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company., Franklin Templeton Services, LLC, Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.



    For the fiscal year ended December 31, 2006, Additional Payments did not in the aggregate exceed approximately $52.5 million (excluding corporate-sponsorship related perquisites, Marketing Expense Allowances and home office travel and entertainment expenses) or approximately 0.05% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $14.7 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period. For the fiscal year ended December 31, 2006, total travel and entertainment expenses incurred by our wholesalers did not in the aggregate exceed approximately $5.7 million.


    WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNTS' ASSETS?

    Hartford is the custodian of the Separate Accounts' assets.

    ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNTS?


    The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of all of the variable annuity contracts that were the subject of the previously settled litigation.



    To date, the SEC's and New York Attorney General's Office's market timing investigations have not resulted in the initiation of any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of these matters or the initiation of any formal action by these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of September 30, 2006 Hartford Life had a reserve of $83 million, pre-tax, for the market timing matters, none of which was attributed to HLIC. This reserve is an estimate; in view of the uncertainties regarding the outcome of these investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life.



    On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by

New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.



    On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.



    The Hartford has received a request for information from the New York Attorney General's Office about issues relating to the reporting of workers' compensation premium. The Hartford is cooperating fully with the New York Attorney General's Office in this matter.



    The Hartford does not expect any of these actions to result in a material adverse effect on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.


    HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling 1-800-528-9009 or your sales representative or by writing to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144-1583

    You can also send inquiries to us electronically by Internet through our website at retire.hartfordlife.com.

    You can find financial statements of the Separate Accounts and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

                     APPENDIX I -- ACCUMULATION UNIT VALUES

          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

    THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS FOR THE SEPARATE ACCOUNTS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

         MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE OF 0.90%

              (AS A PERCENTAGE OF AVERAGE DAILY SUB-ACCOUNT VALUE)


                                                                 YEAR ENDED DECEMBER 31,
                                        2006             2005           2004           2003           2002
-----------------------------------------------------------------------------------------------------------------
DC-I
CALVERT SOCIAL BALANCED PORTFOLIO
SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $3.357         $3.206         $2.988         $2.527         $2.903
Accumulation unit value at end of
 period                                   $3.619         $3.357         $3.206         $2.988         $2.527
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  121            122            269            277          1,492
HARTFORD ADVISERS SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $7.166         $6.743         $6.559         $5.585         $6.537
Accumulation unit value at end of
 period                                   $7.862         $7.166         $6.743         $6.559         $5.585
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  622            730          1,611          1,845         13,280
HARTFORD CAPITAL APPRECIATION
SUB-ACCOUNT
Accumulation unit value at beginning
of period                                $19.481        $17.013        $14.381        $10.192        $12.807
Accumulation unit value at end of
 period                                  $22.514        $19.481        $17.013        $14.381        $10.192
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  312            323          1,282          1,545          8,417
HARTFORD DIVIDEND AND GROWTH
SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $3.061         $2.915         $2.617         $2.082         $2.450
Accumulation unit value at end of
 period                                   $3.652         $3.061         $2.915         $2.617         $2.082
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  354            428          1,696          2,028          8,734
HARTFORD INDEX SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $4.889         $4.721         $4.315         $3.398         $4.421
Accumulation unit value at end of
 period                                   $5.594         $4.889         $4.721         $4.315         $3.398
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  205            233            935          1,411          7,421

                                                              YEAR ENDED DECEMBER 31,
                                          2001           2000           1999           1998           1997
--------------------------------------  --------------------------------------------------------------------
DC-I
CALVERT SOCIAL BALANCED PORTFOLIO
SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $3.147         $3.282         $2.946         $2.558         $2.147
Accumulation unit value at end of
 period                                   $2.903         $3.147         $3.278         $2.946         $2.558
Number of accumulation units
 outstanding at end of period (in
 thousands)                                2,376          2,802          3,422          4,128          4,191
HARTFORD ADVISERS SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $6.917         $7.040         $6.417         $5.194         $4.209
Accumulation unit value at end of
 period                                   $6.537         $6.917         $7.040         $6.417         $5.194
Number of accumulation units
 outstanding at end of period (in
 thousands)                               22,751         27,168         39,236         47,446         53,061
HARTFORD CAPITAL APPRECIATION
SUB-ACCOUNT
Accumulation unit value at beginning
of period                                $13.886        $12.388         $9.084         $7.938         $6.547
Accumulation unit value at end of
 period                                  $12.807        $13.886        $12.375         $9.084         $7.938
Number of accumulation units
 outstanding at end of period (in
 thousands)                               12,922         15,371         18,083         22,192         26,100
HARTFORD DIVIDEND AND GROWTH
SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $2.576         $2.345         $2.244         $1.945         $1.488
Accumulation unit value at end of
 period                                   $2.450         $2.576         $2.343         $2.244         $1.945
Number of accumulation units
 outstanding at end of period (in
 thousands)                               10,227          9,286         12,965         16,183         16,008
HARTFORD INDEX SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $5.087         $5.672         $4.750         $3.743         $2.848
Accumulation unit value at end of
 period                                   $4.421         $5.087         $5.672         $4.750         $3.743
Number of accumulation units
 outstanding at end of period (in
 thousands)                               11,155         12,764         15,841         17,132         14,936

                                                                 YEAR ENDED DECEMBER 31,
                                        2006             2005           2004           2003           2002
-----------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
SUB-ACCOUNT Accumulation unit value at
beginning of period                       $2.168         $1.909         $1.631         $1.237         $1.520
Accumulation unit value at end of
 period                                   $2.674         $2.168         $1.909         $1.631         $1.237
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  516            275            868          1,054          4,747
HARTFORD MONEY MARKET SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $3.433         $3.368         $3.367         $3.372         $3.353
Accumulation unit value at end of
 period                                   $3.562         $3.433         $3.368         $3.367         $3.372
Number of accumulation units
 outstanding at end of period (in
 thousands).                                 115            118            240            303          2,912
HARTFORD MORTGAGE SECURITIES
SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $3.696         $3.644         $3.531         $3.483         $3.250
Accumulation unit value at end of
 period                                   $3.835         $3.696         $3.644         $3.531         $3.483
Number of accumulation units
 outstanding at end of period (in
 thousands)                                   87             99            253            287          2,650
HARTFORD STOCK SUB-ACCOUNT
Accumulation unit value at beginning
of period                                $19.102        $17.583        $17.032        $13.588        $18.100
Accumulation unit value at end of
 period                                  $21.705        $19.102        $17.583        $17.032        $13.588
Number of accumulation units
 outstanding at end of period (in
 thousands)                                   89            108            538            706          4,707
HARTFORD TOTAL RETURN BOND SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $7.075         $6.968         $6.721         $6.288         $5.764
Accumulation unit value at end of
 period                                   $7.348         $7.075         $6.968         $6.721         $6.288
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  154            162            409            468          3,133

                                                              YEAR ENDED DECEMBER 31,
                                          2001           2000           1999           1998           1997
--------------------------------------  --------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
SUB-ACCOUNT Accumulation unit value at
beginning of period                       $1.888         $2.300         $1.658         $1.478         $1.487
Accumulation unit value at end of
 period                                   $1.520         $1.888         $2.298         $1.658         $1.478
Number of accumulation units
 outstanding at end of period (in
 thousands)                                7,084          8,280         11,299         13,483         16,541
HARTFORD MONEY MARKET SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $3.257         $3.100         $2.980         $2.856         $2.736
Accumulation unit value at end of
 period                                   $3.353         $3.257         $3.097         $2.980         $2.856
Number of accumulation units
 outstanding at end of period (in
 thousands).                               4,141          4,305          5,456          5,827          4,767
HARTFORD MORTGAGE SECURITIES
SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $3.051         $2.794         $2.774         $2.623         $2.428
Accumulation unit value at end of
 period                                   $3.250         $3.051         $2.791         $2.774         $2.623
Number of accumulation units
 outstanding at end of period (in
 thousands)                                2,268          1,774          2,469          2,804          2,882
HARTFORD STOCK SUB-ACCOUNT
Accumulation unit value at beginning
of period                                $20.809        $22.612        $19.028        $14.385        $11.048
Accumulation unit value at end of
 period                                  $18.100        $20.809        $22.589        $19.028        $14.385
Number of accumulation units
 outstanding at end of period (in
 thousands)                                8,002          9,976         13,255         14,979         15,440
HARTFORD TOTAL RETURN BOND SUB-ACCOUNT
Accumulation unit value at beginning
of period                                 $5.351         $4.827         $4.965         $4.633         $4.198
Accumulation unit value at end of
 period                                   $5.764         $5.351         $4.822         $4.965         $4.633
Number of accumulation units
 outstanding at end of period (in
 thousands)                                3,479          2,770          3,733          4,377          3,772

         MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE OF 1.25%

              (AS A PERCENTAGE OF AVERAGE DAILY SUB-ACCOUNT VALUE)

                                                                      YEAR ENDED DECEMBER 31,
                                        2006                2005             2004             2003             2002
---------------------------------------------------------------------------------------------------------------------------
DC-I I
CALVERT SOCIAL BALANCED PORTFOLIO
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.156           $2.936           $2.744           $2.326           $2.681
Accumulation unit value at end of
 period                                     $3.443           $3.156           $2.936           $2.744           $2.326
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     23            1,088            1,135            1,171            1,116
HARTFORD ADVISERS SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $7.090           $6.690           $6.514           $5.475           $6.427
Accumulation unit value at end of
 period                                     $7.779           $7.090           $6.690           $6.514           $5.475
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  4,326            5,812            6,667            7,334            6,814
HARTFORD CAPITAL APPRECIATION
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $19.243          $16.962          $14.347           $9.983          $12.583
Accumulation unit value at end of
 period                                    $22.511          $19.243          $16.962          $14.347           $9.983
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  5,640            6,931            7,640            7,972            6,766
HARTFORD DIVIDEND AND GROWTH
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $2.963           $2.831           $2.548           $2.033           $2.400
Accumulation unit value at end of
 period                                     $3.543           $2.963           $2.831           $2.548           $2.033
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,514            7,707            8,285            8,615            8,223
HARTFORD INDEX SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $4.644           $4.543           $4.381           $3.412           $4.436
Accumulation unit value at end of
 period                                     $5.724           $4.644           $4.543           $4.381           $3.412
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  4,416            6,422            7,503            7,370            6,527
HARTFORD INTERNATIONAL OPPORTUNITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $2.154           $1.898           $1.611           $1.208           $1.490
Accumulation unit value at end of
 period                                     $2.679           $2.154           $1.898           $1.611           $1.208
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  3,856            4,623            4,882            4,535            3,967
HARTFORD MONEY MARKET SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.366           $3.307           $3.301           $3.288           $3.282
Accumulation unit value at end of
 period                                     $3.492           $3.366           $3.307           $3.301           $3.288
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,011            1,194            1,326            1,451            1,562

                                                                   YEAR ENDED DECEMBER 31,
                                           2001             2000             1999             1998             1997
--------------------------------------  ------------------------------------------------------------------------------
DC-I I
CALVERT SOCIAL BALANCED PORTFOLIO
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $2.917           $3.049           $2.750           $2.396           $2.021
Accumulation unit value at end of
 period                                     $2.681           $2.917           $3.049           $2.750           $2.396
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,243            1,224            1,275            1,263            1,291
HARTFORD ADVISERS SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $6.822           $6.956           $7,968           $6.061           $5.363
Accumulation unit value at end of
 period                                     $6.427           $6.822           $6.956           $7,968           $6.061
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  7,844            8,069            9,079            8,737            9,831
HARTFORD CAPITAL APPRECIATION
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $13.686          $12.234           $9,660           $7.896           $7.059
Accumulation unit value at end of
 period                                    $12.583          $13.686          $12.234           $9,660           $7.896
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  7,417            7,460            7,471            7,529            7,540
HARTFORD DIVIDEND AND GROWTH
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $2.533           $2.311           $2.222           $1.933           $1.484
Accumulation unit value at end of
 period                                     $2.400           $2.533           $2.311           $2.222           $1.933
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  8,241            7,940            8,180            8,151            6,877
HARTFORD INDEX SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $5.104           $5.683           $4.755           $3.743           $2.848
Accumulation unit value at end of
 period                                     $4.436           $5.104           $5.672           $4.755           $3.743
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  7,190            7,302            7,381            6,392            5,415
HARTFORD INTERNATIONAL OPPORTUNITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $1.857           $2.268           $1.642           $1.469           $1.483
Accumulation unit value at end of
 period                                     $1.490           $1.857           $2.268           $1.642           $1.469
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  4,072            4,095            4,448            4,166            5,864
HARTFORD MONEY MARKET SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.199           $3.053           $2.947           $2.834           $2.725
Accumulation unit value at end of
 period                                     $3.282           $3.199           $3.053           $2.947           $2.834
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,418            1,238            1,478            1,567            1,473

                                                                      YEAR ENDED DECEMBER 31,
                                        2006                2005             2004             2003             2002
---------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.688           $3.631           $3.523           $3.401           $3.184
Accumulation unit value at end of
 period                                     $3.821           $3.688           $3.631           $3.523           $3.401
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    742              909            1,073            1,142            1,039
HARTFORD STOCK SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $18.169          $15.973          $16.095          $13.278          $17.746
Accumulation unit value at end of
 period                                    $20.561          $18.169          $15.973          $16.095          $13.278
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  2,203            3,169            6,042            6,517            3,587
HARTFORD TOTAL RETURN BOND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $6.902           $6.845           $6.610           $6.141           $5.649
Accumulation unit value at end of
 period                                     $7.171           $6.902           $6.845           $6.610           $6.141
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,362            1,922            2,294            2,487            1,845

                                                                   YEAR ENDED DECEMBER 31,
                                           2001             2000             1999             1998             1997
--------------------------------------  ------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.000           $2.754           $2.747           $2.606           $2.421
Accumulation unit value at end of
 period                                     $3.184           $3.000           $2.754           $2.747           $2.606
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    802              720              845              891            1,035
HARTFORD STOCK SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $20.472          $22.297          $22,925          $19,873          $17,228
Accumulation unit value at end of
 period                                    $17.746          $20.472          $22.297          $22,925          $19,873
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  3,941            4,171            4,584            4,483            5,082
HARTFORD TOTAL RETURN BOND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $5.267           $4.758           $4.917           $4.604           $4.187
Accumulation unit value at end of
 period                                     $5.649           $5.263           $4.758           $4.917           $4.604
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,830            1,541            1,773            1,804            1,606

                               TABLE OF CONTENTS
                                      FOR
                      STATEMENT OF ADDITIONAL INFORMATION

SECTION                                                                    PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION                                                            2
 Safekeeping of Assets                                                         2
 Experts                                                                       2
 Non-Participating                                                             2
 Misstatement of Age or Sex                                                    2
 Principal Underwriter                                                         2
PERFORMANCE RELATED INFORMATION                                                2
 Total Return for all Sub-Accounts                                             3
 Yield for Sub-Accounts                                                        3
 Money Market Sub-Accounts                                                     3
 Additional Materials                                                          4
 Performance Comparisons                                                       4
FINANCIAL STATEMENTS                                                        SA-1

    To obtain a Statement of Additional Information, complete the form below and mail to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144-1583


    Please send a Statement of Additional Information for Separate Account DC-I and Separate Account Two (DC-II) (Form HV-1915-26) to me at the following address:


--------------------------------------------------------------------------------
                                      Name
--------------------------------------------------------------------------------
                                    Address
--------------------------------------------------------------------------------
 City/State                                                           Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY

             DC VARIABLE ACCOUNT-I AND SEPARATE ACCOUNT TWO (DC-II)

                        GROUP VARIABLE ANNUITY CONTRACTS


This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.



To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.



Date of Prospectus: May 1, 2007
Date of Statement of Additional Information: May 1, 2007


TABLE OF CONTENTS


GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
PERFORMANCE RELATED INFORMATION                                                2
  Total Return for all Sub-Accounts                                            2
  Yield for Sub-Accounts                                                       3
  Money Market Sub-Accounts                                                    3
  Additional Materials                                                         4
  Performance Comparisons                                                      4
FINANCIAL STATEMENTS

2                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 21, 2007 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004) and the statements of assets and liabilities of Hartford Life Insurance Company DC Variable Account - I and Hartford Life Insurance Company Separate Account Two (the "Accounts") as of December 31, 2006, and the related statements of operations and of changes in net assets and the financial highlights for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 19, 2007, which reports are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.


Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2006: $1,275,420; 2005: $1,486,011 and 2004: $1,723,288.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

HARTFORD LIFE INSURANCE COMPANY                                            3

-------------------------------------------------------------------------------

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Hartford uses to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is Yield = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

4                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

                                     PART A

  GROUP VARIABLE ANNUITY CONTRACTS                [THE HARTFORD LOGO]
  ISSUED BY HARTFORD LIFE INSURANCE COMPANY
  WITH RESPECT TO SEPARATE ACCOUNT DC
  VARIABLE ACCOUNT-I AND SEPARATE ACCOUNT TWO


    This prospectus sets forth information you should know before you purchase or become a Participant under the group variable annuity contract (the "Contract" or "Contracts"). Please read it carefully before you purchase or become a Participant under the Contract.


    Hartford Life Insurance Company issues the Contracts in connection with Deferred Compensation Plans of tax-exempt and governmental employers. We can also issue the Contracts in connection with certain other non-qualified deferred compensation plans or certain Qualified Plans.


    We hold Contributions to Contracts issued in connection with Deferred Compensation Plans, or certain other nonqualified deferred compensation plans, in a Separate Account known as Hartford Life Insurance Company DC Variable Account-I ("DC-I") during the period before annuity payouts start. When annuity payouts start, Contract values are held in our Separate Account that is known as Hartford Life Insurance Company Separate Account Two ("DC-II"). The Contracts may also contain additional separate accounts not described in this Prospectus. These additional separate accounts are not required to be registered with the Securities and Exchange Commission.



    For Contracts issued in connection with Qualified Plans, we hold Contributions in DC-II during the period before annuity payouts start and during the period after annuity payouts start.



    The Contracts may contain a General Account option or a different General Account contract may be issued in conjunction with the Contracts. The General Account option or contract may contain restrictions. The General Account option or contract and these restrictions are not described in this prospectus. The General Account option or contract is not required to be registered with the Securities and Exchange Commission ("SEC").


    We allocate the Contributions to the "Sub-Accounts" as directed by the Contract Owner or Participant, as applicable. Sub-Accounts are divisions of a Separate Account. The Sub-Accounts purchase shares of mutual funds that have investment strategies ranging from conservative to aggressive. Because your Contributions purchase Sub-Accounts, YOU DO NOT INVEST DIRECTLY IN ANY OF THE MUTUAL FUNDS. For a list of the Sub-Accounts available under the Contract, see the section entitled "The Funds".


    If you decide to become a Contract Owner or a Participant, you should keep this prospectus for your records. You can also call us at 1-800-528-9009 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this prospectus, is filed with the SEC. We have included a Table of Contents for the Statement of Additional Information at the end of this prospectus.



    The SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.



    This Prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).


    This group variable annuity contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

--------------------------------------------------------------------------------


Prospectus Dated: May 1, 2007



Statement of Additional Information Dated: May 1, 2007

                               TABLE OF CONTENTS


SECTION                                                                PAGE
--------------------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                                 3
FEE TABLE                                                                 5
SUMMARY                                                                   9
PERFORMANCE RELATED INFORMATION                                          11
HARTFORD LIFE INSURANCE COMPANY                                          11
THE SEPARATE ACCOUNTS                                                    11
THE FUNDS                                                                12
GENERAL ACCOUNT OPTION                                                   15
ADDITIONAL SEPARATE ACCOUNTS OFFERED UNDER THE CONTRACTS                 16
CONTRACT CHARGES                                                         16
 Sales Charge                                                            16
 Is there ever a time when the Sales Charge does not apply?              17
 Mortality and Expense Risk and Administrative Charge                    17
 Premium Taxes                                                           18
 Experience Rating under the Contracts                                   18
 Negotiated Charges and Fees                                             18
 Charges of the Funds                                                    18
 Plan Related Expenses                                                   18
THE CONTRACTS                                                            19
 The Contracts Offered                                                   19
 Purchase of a Contract                                                  19
 Contract Rights and Privileges and Assignments                          19
 Pricing and Crediting of Contributions                                  19
 May I make changes in the amounts of my Contribution?                   19
 Can I transfer from one Sub-Account to another?                         20
 Dollar Cost Averaging                                                   23
 How do I know what my Participant Account is worth?                     24
 How are the underlying Fund shares valued?                              24
DEATH BENEFITS                                                           25
 Determination of the Beneficiary                                        25
 Death before the Annuity Commencement Date                              25
 Death on or after the Annuity Commencement Date                         25
SETTLEMENT PROVISIONS                                                    26
 Can payment of the Surrender value ever be postponed beyond the         26
  seven-day period?
 May I Surrender once Annuity Payout have started?                       26
 What are Annuity Rights?                                                26
 How do I elect an Annuity Commencement Date and Annuity payout          26
  option?
 What is the minimum amount that I may select for an Annuity             27
  payout?
 How are Contributions made to establish an Annuity Account?             27
 Can a Contract be suspended by a Contract Owner?                        27
 Annuity Payout Options                                                  27
 How are Variable Annuity payouts determined?                            28
FEDERAL TAX CONSIDERATIONS                                               29
 A. General                                                              29
 B. Taxation of Hartford and the Separate Account                        29
 C. Diversification of the Separate Account                              29
 D. Tax Ownership of the Assets in the Separate Account                  30
 E. Non-Natural Persons as Owners                                        30
 F. Annuity Purchases by Nonresident Aliens and Foreign                  31
  Corporations
 G. Generation Skipping Transfer Tax                                     31
MORE INFORMATION                                                         39
 Can a Contract be modified?                                             39
 Can Hartford waive any rights under a Contract?                         39
 How Contracts Are Sold                                                  39
 Who is the custodian of the Separate Accounts' assets?                  42
 Are there any material legal proceedings affecting the Separate         42
  Accounts?
 How may I get additional information?                                   43
APPENDIX I -- ACCUMULATION UNIT VALUES                                   44
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION                48

                           GLOSSARY OF SPECIAL TERMS


ACCUMULATION PERIOD: The period before the start of Annuity payouts.


ACCUMULATION UNIT: A unit of measure used to calculate Separate Account values before we begin to make Annuity payments to you.

ADMINISTRATIVE OFFICE: Located at 200 Hopmeadow Street, Simsbury, CT 06089. The mailing address for correspondence concerning this Contract is P.O. Box 1583, Hartford, CT 06144-1583, except for overnight or express mail packages, which should be sent to: Attention: IPD/Retirement Plan Service Center, 200 Hopmeadow Street, Simsbury, CT 06089.


ANNUITANT: The person on whose life Annuity payouts are based.



ANNUITANT'S ACCOUNT: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.


ANNUITY: A series of payments for life or another designated period.


ANNUITY COMMENCEMENT DATE: The date we start to make Annuity payouts to you.



ANNUITY PERIOD: The period during which we make Annuity payouts to you.



ANNUITY UNIT: A unit of measure in the Separate Account used to calculate the value of Variable Annuity payouts we make to you.


BENEFICIARY: The person or persons designated to receive Contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTRACT OWNER: The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

CONTRIBUTION(S): The amount(s) paid or transferred to us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.

DATE OF COVERAGE: The date on which we receive the application on behalf of a Participant.

DC VARIABLE ACCOUNT I OR DC-I: Our Separate Account, Hartford Life Insurance Company DC Variable Account-I.

DC-II: Our Separate Account, Hartford Life Insurance Company Separate Account
Two.

DEFERRED COMPENSATION PLAN: A plan established and maintained in accordance with the provisions of section 457 of the Code and the regulations issued thereunder.

EMPLOYER: A governmental or tax-exempt employer maintaining a Deferred Compensation Plan for its employees or other eligible persons, or an employer sponsoring a Qualified Plan for its employees or a nonqualified deferred compensation plan for its employees or other eligible persons.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

GENERAL ACCOUNT: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Hartford.

HARTFORD, WE OR US: Hartford Life Insurance Company.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.

PARTICIPANT: A term used to describe, for record keeping purposes, any employee or other eligible person electing to participate in the Deferred Compensation Plan, other nonqualified deferred compensation plan or Qualified Plan of the Employer/Contract Owner.

PARTICIPANT ACCOUNT: An account to which the General Account values and the Separate Account Accumulation Units held by the Contract Owner on behalf of a Participant under the Contract are allocated.

PARTICIPANT'S CONTRACT YEAR: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.

PLAN: The Deferred Compensation Plan, other nonqualified deferred compensation plan or Qualified Plan of an Employer.

PREMIUM TAX: A tax charged by a state or municipality on premiums, purchase payments or Contract values.

QUALIFIED PLAN: A retirement plan of an Employer that qualifies for special tax treatment under section 401 of the Code.

SURRENDER: Any partial or complete withdrawal of Contract values.

TERMINATION VALUE: The value of a Participant's Account on any Valuation Day before the Annuity Commencement Date less any applicable Premium Taxes not already deducted and any applicable contingent deferred sales charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

                                   FEE TABLE

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT OR, IF YOU ARE A PARTICIPANT, WHEN OPENING, HOLDING AND SURRENDERING A PARTICIPANT ACCOUNT UNDER THE CONTRACT.

    IF YOU ARE A CONTRACT OWNER, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOUR PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. IF YOU ARE A PARTICIPANT, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU OPEN A PARTICIPANT ACCOUNT OR SURRENDER A PARTICIPANT ACCOUNT UNDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU CONTRIBUTE TO THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load imposed on Purchases (as a percentage of premium payments)                                     None
Transfer Fee (1)                                                                                            $5
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered) (2)
  During the First through Second Year                                                                      5%
  During the Third through Fourth Year                                                                      4%
  During the Fifth Year                                                                                     3%
  During the Sixth Year                                                                                     2%
  During the Seventh Year                                                                                   1%
  During the Eighth Year and thereafter                                                                     0%

------------


(1) The Transfer Fee applies to each transfer in excess of 12 made in a Participant Contract Year. We currently waive the Transfer Fee.


(2) Each Participant Account has its own Contingent Deferred Sales Charge schedule. The amount of the Contingent Deferred Sales Charge depends on the number of Participant's Contract Years completed with respect to the Participant's Account before the Surrender. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

ANNUAL MAINTENANCE FEE                                                                                      $0
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value) (DC-I) (3)
  Mortality and Expense Risk and Administrative Charge                                                   0.90%
  Total Separate Account Annual Expenses (DC-I)                                                          0.90%
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value) (DC-II)
  Mortality and Expense Risk and Administrative Charge                                                   1.25%
  Total Separate Account Annual Expenses (DC-II)                                                         1.25%

------------

(3) The Mortality, Expense Risk and Administrative Charge under Separate Account DC- I is 0.75% of the average daily Sub-Account values in DC-I for contract values under eligible Contracts that exceed $50 million.

    We may eliminate or change the Transfer Fee, Contingent Deferred Sales Charge, Annual Maintenance Fee, and Mortality and Expense Risk and Administrative Charge. See "Experience Rating under the Contracts" and "Negotiated Charges and Fees". We may also deduct a charge for Premium Taxes at the time of Surrender.

    THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.34%              0.91%
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)

    THE NEXT TABLE SHOWS THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR EACH UNDERLYING FUND AS OF ITS YEAR END. ACTUAL FEES AND EXPENSES FOR THE UNDERLYING FUNDS VARY DAILY. AS A RESULT, THE FEES AND EXPENSES FOR ANY GIVEN DAY MAY BE GREATER OR LESS THAN THE TOTAL ANNUAL FUND OPERATING EXPENSES LISTED BELOW. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND. THE INFORMATION PRESENTED, INCLUDING ANY EXPENSE REIMBURSEMENT ARRANGEMENTS, IS BASED ON PUBLICLY-AVAILABLE INFORMATION AND IS QUALIFIED IN ITS ENTIRETY BY THE THEN CURRENT PROSPECTUS FOR EACH UNDERLYING FUND. THESE EXPENSES MAY VARY FROM YEAR TO YEAR.



                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END



                        (As a percentage of net assets)



                                       DISTRIBUTION
                                          AND/OR
                                          SERVICE
                     MANAGEMENT           (12B-1)             OTHER
UNDERLYING FUND:         FEE               FEES             EXPENSES
-------------------------------------------------------------------------
CALVERT VARIABLE
 SERIES, INC.
Calvert Social           0.70%               N/A               0.21%
 Balanced
 Portfolio
HARTFORD SERIES
 FUND, INC.
Hartford                 0.60%               N/A               0.04%
 Advisers HLS
 Fund -- Class
 IA
Hartford Capital         0.63%               N/A               0.04%
 Appreciation
 HLS Fund --
 Class IA
Hartford                 0.64%               N/A               0.03%
 Dividend and
 Growth HLS Fund
 -- Class IA
Hartford Index           0.30%               N/A               0.04%
 HLS Fund --
 Class IA
Hartford                 0.67%               N/A               0.08%
 International
 Opportunities
 HLS Fund --
 Class IA
Hartford Money           0.45%               N/A               0.03%
 Market HLS Fund
 -- Class IA
Hartford                 0.45%               N/A               0.04%
 Mortgage
 Securities HLS
 Fund -- Class
 IA
Hartford Stock           0.46%               N/A               0.03%
 HLS Fund --
 Class IA
Hartford Total           0.46%               N/A               0.04%
 Return Bond HLS
 Fund -- Class
 IA


                                                                      NET TOTAL
                    TOTAL ANNUAL       CONTRACTUAL FEE WAIVER          ANNUAL
                      OPERATING            AND/OR EXPENSE             OPERATING
UNDERLYING FUND:      EXPENSES              REIMBURSEMENT             EXPENSES
----------------  -----------------------------------------------------------------
CALVERT VARIABLE
 SERIES, INC.
Calvert Social           0.91%                    N/A                    0.91%  (1)
 Balanced
 Portfolio
HARTFORD SERIES
 FUND, INC.
Hartford                 0.64%                    N/A                    0.64%
 Advisers HLS
 Fund -- Class
 IA
Hartford Capital         0.67%                    N/A                    0.67%
 Appreciation
 HLS Fund --
 Class IA
Hartford                 0.67%                    N/A                    0.67%
 Dividend and
 Growth HLS Fund
 -- Class IA
Hartford Index           0.34%                    N/A                    0.34%
 HLS Fund --
 Class IA
Hartford                 0.75%                    N/A                    0.75%
 International
 Opportunities
 HLS Fund --
 Class IA
Hartford Money           0.48%                    N/A                    0.48%  (2)
 Market HLS Fund
 -- Class IA
Hartford                 0.49%                    N/A                    0.49%
 Mortgage
 Securities HLS
 Fund -- Class
 IA
Hartford Stock           0.49%                    N/A                    0.49%
 HLS Fund --
 Class IA
Hartford Total           0.50%                    N/A                    0.50%
 Return Bond HLS
 Fund -- Class
 IA



NOTES



(1) "Net Total Annual Operating Expenses" reflect an indirect fee and fees before waivers. Indirect fees result from the Portfolio's offset arrangement with the custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash deposit with the bank. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be as follows: CVS Calvert Social Balanced -- 0.90%



(2) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.40% and assuming "Other Expenses" remain as set forth in the table above, the annual operating expenses you may pay if you buy and hold Class IA shares of the Fund are 0.43%.

EXAMPLE

    THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLES REFLECT A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

    THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLES, HARTFORD ASSUMES A CONTRACT VALUE OF $10,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED.

    THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     EXAMPLE -- 0.90% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE


     (1) If you Surrender your Contract at the end of the applicable time period:



1 year                                                                    $701
3 years                                                                 $1,123
5 years                                                                 $1,572
10 years                                                                $2,550



     (2) If you annuitize at the end of the applicable time period:



1 year                                                                    $186
3 years                                                                   $574
5 years                                                                   $988
10 years                                                                $2,141



     (3) If you do not Surrender your Contract:



1 year                                                                    $186
3 years                                                                   $574
5 years                                                                   $988
10 years                                                                $2,141

     EXAMPLE -- 1.25% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE


     (1) If you Surrender your Contract at the end of the applicable time period:



1 year                                                                    $735
3 years                                                                 $1,226
5 years                                                                 $1,744
10 years                                                                $2,908



     (2) If you annuitize at the end of the applicable time period:



1 year                                                                    $221
3 years                                                                   $683
5 years                                                                 $1,170
10 years                                                                $2,513



     (3) If you do not Surrender your Contract:



1 year                                                                    $221
3 years                                                                   $683
5 years                                                                 $1,170
10 years                                                                $2,513


CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

    When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How do I know what my Participant Account is worth?". Please refer to Appendix I for information regarding Accumulation Unit Values. Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-528-9009.

                                    SUMMARY

WHAT ARE THE CONTRACTS?

    The Contracts are group variable annuity contracts. They are issued in connection with a Deferred Compensation Plan. We can also issue the Contracts in connection with certain other non-qualified deferred compensation plans or certain Qualified Plans.

WHAT IS THE ACCUMULATION PERIOD?


    During the Accumulation Period under the Contracts, the Employer makes Contributions to the Contracts that are used to purchase variable Separate Account interests. Contributions allocated to purchase variable interests may, after the deductions described in this prospectus, be invested in selected Sub-Accounts of the Separate Accounts, as appropriate.


    During the Accumulation Period, a Contract Owner or a Participant may allocate monies held in the Separate Account among the available Sub-Accounts of the Separate Account. There may be restrictions under certain circumstances (see "May I transfer assets between Sub-Accounts?").

WHAT ARE THE SALES CHARGES UNDER THE CONTRACT?

    We do not deduct sales charges at the time Contributions are made to the Contract. We deduct a contingent deferred sales charge ("Sales Charge") from Surrenders of or from the Contract. The amount of the Sales Charge depends on the number of Participant's Contract Years completed with respect to a Participant's Account before the Surrender. It is a percentage of the amount Surrendered.

PARTICIPANT'S CONTRACT YEARS                                      SALES CHARGE
--------------------------------------------------------------------------------
During the First through the Second Year                                5%
During the Third through Fourth Year                                    4%
During the Fifth Year                                                   3%
During the Sixth Year                                                   2%
During the Seventh Year                                                 1%
During the Eighth Year and thereafter                                   0%

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    No deduction for Sales Charges will be made in certain cases (See "Is there ever a time when the Sales Charge does not apply?").

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

    For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values held in the Separate Accounts during the life of the Contract. This is the charge for mortality and expense risk and administrative undertakings. The amount of the charge differs between DC-I and DC-II and, with respect to DC-I, depends on the value of the Contract:

                                                                 SEPARATE
                                                                  ACCOUNT
                                                            DC-I          DC-II
--------------------------------------------------------------------------------
Annual rate (Contract values of $50,000,000 or less):        0.90%         1.25%
Annual rate (Contract values in excess of $50,000,000):      0.75%         1.25%

    We will determine eligibility for the lower annual rate in DC-I based on the value of a Contract on the last day of each calendar quarter, each such day a "Test Date". To be eligible, the value of the Contract must exceed $50,000,000 on two successive Test Dates. A reduction in the charge for mortality, expense risk and administrative undertakings in DC-I requires a conversion period following a determination of eligibility. The conversion period will generally not exceed three months, depending on Contract Owner cooperation during the conversion period.

IS THERE A DEDUCTION FOR PREMIUM TAXES?

    We deduct during the Accumulation Period and at the time of annuitization, as appropriate, for the payment of any Premium Taxes levied against the Contract by a state or other governmental entity. The range is generally up to 3.50%. (See "Contract Charges.")

IS THERE A DEATH BENEFIT?

    We will pay a Minimum Death Benefit if a Participant dies before the earlier of (1) the Participant's 65th birthday or (2) the Annuity Commencement Date. (See "Death Benefits.")

WHAT IS THE ANNUITY PERIOD?

    At the end of the Accumulation Period, we will allocate Contract values, less Premium Taxes if applicable, held with respect to Participants' Accounts as directed by the Contract Owner to establish Annuitants' Accounts to provide Fixed and/or Variable Annuities under the Contracts. If applicable, we will also allocate any additional Contributions that a Contract Owner elects to make to the Annuitants' Accounts at the commencement of the Annuity Period, as directed by the Contract Owner.


WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?



    When you purchase an Annuity, you may choose one of the following Annuity payout options, or receive a lump sum payment (all annuity options may not be available in all states or Contracts):


    LIFE ANNUITY where we make monthly Annuity payments for as long as the Annuitant lives.

- Payments under this option stop upon the death of the Annuitant, even if the Annuitant dies after one payment.

    LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.


    UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant and when the Annuitant dies, we pay any remaining value to the Beneficiary. See Annuity payout Option 3 for a discussion of how the remaining value is determined.


    JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor.


- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, or 100%) of the monthly Annuity payout will continue to be paid to the survivor.


- It is possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- This option does not involve life contingencies and does not provide any mortality guarantee.

- Surrenders by the Annuitant are subject to the limitations set forth in the contract and any applicable contingent deferred sales charges.


    UNDER ANY OF THE ANNUITY PAYOUT OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED BY THE ANNUITANT AFTER ANNUITY PAYOUTS COMMENCE.

                        PERFORMANCE RELATED INFORMATION

    Each Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures reflect a deduction for all total fund operating expenses, the contingent deferred sales charge and the highest charge for mortality, expense risk and administrative undertakings.

    The Separate Accounts may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNTS. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return figures reflect a deduction for total fund operating expenses, the actual charge for mortality, expense risk and administrative undertakings, and do not take into account contingent deferred sales charges. This means the non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized total returns.

    If applicable, the Sub-Accounts may advertise YIELD IN ADDITION TO TOTAL RETURN. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

    A Money Market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level.

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                        HARTFORD LIFE INSURANCE COMPANY


    Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in every state as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 06144-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


                             THE SEPARATE ACCOUNTS

    Hartford Life Insurance Company Separate Account DC Variable Account-I ("DC-I") and Hartford Life Insurance Company Separate Account Two ("DC-II") are where we set aside and invest assets of some of our annuity contracts, including the Contracts. We hold Contributions to Contracts issued in connection with Deferred Compensation Plans and certain other nonqualified deferred compensation plans in DC-I during the Accumulation Period and in DC-II during the Annuity Period. We hold Contributions to Contracts issued in connection with Qualified Plans in DC-II during both the Accumulation Period and the Annuity Period. The assets of DC-I and DC-II were transferred from Hartford Variable Annuity Life Insurance Company Separate Account DC-I and Separate Account DC-II, respectively, on December 31, 1987.

    Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Accounts or Hartford.

    Each Separate Account meets the definition of "separate account" under federal securities law. Each Separate Account holds only assets for variable annuity contracts. Each Separate Account, respectively:

       - Holds assets for the benefit of Participants and Contract Owners, and the persons entitled to the payments described in the Contract.

       - Is not subject to the liabilities arising out of any other business Hartford may conduct. However, all obligations under the Contract are general corporate obligations of Hartford.

       - Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.


       - May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this prospectus.


       - Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

    WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF THE SEPARATE ACCOUNTS. THERE IS NO ASSURANCE THAT THE VALUE OF YOUR PARTICIPANT ACCOUNT WILL EQUAL THE TOTAL OF THE CONTRIBUTIONS MADE TO YOUR PARTICIPANT ACCOUNT.

    In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge and Administrative Expense Charge, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you, or participants, allocate a portion of the value of a Contract to a Money Market Sub-Account, that portion of the value of the Contract may decrease in value.

                                   THE FUNDS

    The Separate Account is divided into "Sub-Accounts." Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more complete information about each Fund, including risks and expenses, call us at 1-800-528-9009 to obtain each Fund's prospectus. Before investing, you should carefully read each Fund's prospectus along with this prospectus.


    We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectuses and Statements of Additional Information, which may be ordered from us. The Funds' prospectuses should be read in conjunction with this prospectus before investing.



    THESE FUNDS MAY NOT BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.



SUB-ACCOUNT                INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES,
INC.
 CALVERT SOCIAL BALANCED   Seeks a achieve a             Calvert Asset Management
  PORTFOLIO                competitive total return      Company, Inc.
                           through an actively managed   New Amsterdam, LLC and State
                           portfolio of stocks, bonds    Street Global Advisers
                           and money market instruments  Management, Inc.
                           which offer income and
                           capital growth opportunity
                           and which satisfy the
                           investment and social
                           criteria

SUB-ACCOUNT                INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
HARTFORD SERIES FUND,
INC.
 HARTFORD ADVISERS HLS     Maximum long-term total       HL Investment Advisors, LLC
  FUND -- CLASS IA         return                        Sub-advised by Wellington
                                                         Management Company, LLP
 HARTFORD CAPITAL          Growth of capital             HL Investment Advisors, LLC
  APPRECIATION HLS FUND                                  Sub-advised by Wellington
  -- CLASS IA+                                           Management Company, LLP
 HARTFORD DIVIDEND AND     High level of current income  HL Investment Advisors, LLC
  GROWTH HLS FUND --       consistent with growth of     Sub-advised by Wellington
  CLASS IA                 capital                       Management Company, LLP
 HARTFORD INDEX HLS FUND   Seeks to provide investment   HL Investment Advisors, LLC
  -- CLASS IA              results which approximate     Sub-advised by Hartford
                           the price and yield           Investment Management Company
                           performance of publicly
                           traded common stocks in the
                           aggregate
 HARTFORD INTERNATIONAL    Long-term growth of capital   HL Investment Advisors, LLC
  OPPORTUNITIES HLS FUND                                 Sub-advised by Wellington
  -- CLASS IA                                            Management Company, LLP
 HARTFORD MONEY MARKET     Maximum current income        HL Investment Advisors, LLC
  HLS FUND -- CLASS IA     consistent with liquidity     Sub-advised by Hartford
                           and preservation of capital   Investment Management Company
 HARTFORD MORTGAGE         Maximum current income        HL Investment Advisors, LLC
  SECURITIES HLS FUND --   consistent with safety of     Sub-advised by Hartford
  CLASS IA                 principal and maintenance of  Investment Management Company liquidity by investing
                           primarily in mortgage
                           related securities
 HARTFORD STOCK HLS FUND   Long-term growth of capital   HL Investment Advisors, LLC
  -- CLASS IA                                            Sub-advised by Wellington
                                                         Management Company, LLP
 HARTFORD TOTAL RETURN     Competitive total return,     HL Investment Advisors, LLC
  BOND HLS FUND -- CLASS   with income as a secondary    Sub-advised by Hartford
  IA                       objective                     Investment Management Company



+ Closed to all Contracts issued after 1/3/05.


    MIXED AND SHARED FUNDING: Shares of the Funds are sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

    VOTING RIGHTS: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

       - Notify the Contract Owner of any Fund shareholders' meeting if the shares held for the Contract may be voted;

       - Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;

       - Arrange for the handling and tallying of proxies received from Contract Owners;

       - Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and

       - Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.

    During the Annuity Period under a Contract, the number of votes will decrease as the assets held to fund the Annuity benefits will decrease.

    SUBSTITUTION, ADDITION OR DELETION OF FUNDS, SEPARATE ACCOUNTS AND/OR SUB-ACCOUNTS: We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.

    We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.


    FEES AND PAYMENTS RECEIVED BY HARTFORD FROM THE FUND FAMILIES: We want you to know that Hartford receives substantial fees and payments with respect to the underlying funds that are offered as Sub-Accounts to your Plan through the Contract. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. These fees and payments are received by Hartford under agreements between Hartford and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.50% of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and compensation sometimes referred to as "revenue sharing" payments. Hartford receives these fees and payments for its own account and expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.


    We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all funds pay according to the same formula. Because of this, the amount of the fees and payments received by Hartford varies by fund and Hartford may receive greater or less fees and payments depending on which variable investment options your Plan selects.

    For Example:

         As one of its selected investment options in its Group Variable Annuity Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the fund's transfer agent pays Hartford an administrative service fee at a rate of 0.25% of assets annually, Hartford would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the Plan's investment in the fund.

         If the Plan maintained an average balance of $100,000 in an investment option investing in a different fund during the year where that fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the fund's transfer agent pays Hartford an administrative services fee at a rate of $12 per Plan Participant Account invested in the investment option investing in the fund, and there are 20 participants with an account balance invested in that investment option, Hartford would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the Plan's investment in the fund.

    You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Hartford has selected, fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Hartford would decrease.

    Some of the Sub-Accounts available in the Contract invest in Funds that are part of our own affiliated family of funds. In addition to any fees and payments Hartford may receive with respect to those funds, one or more of our affiliates receives compensation from the funds, including among other things a management fee and 12b-1 fees from the funds.

    For information on which underlying funds pay Hartford such fees and at what level, please visit our website at retire.hartfordlife.com or call 1-800-874-2502, Option 4. Written information will be provided upon request.



    ENDORSEMENT FEES PAID BY HARTFORD LIFE: Hartford Life pays fees to the organizations listed below in exchange for an endorsement of our program. As part of the endorsement, Hartford Life is invited to participate in various programs, conferences and meetings offered through these organizations in order to allow us to market our program.



    Hartford Life also pays additional fees in order to sponsor certain programs offered through these organizations including the "Top Cop Awards" program and an annual "Pension and Benefits Seminar" offered to members of these organizations.



    For additional information on the amount of fees and payments made by Hartford, please call 1-800-874-2502, Option 4. Written information will be provided upon request.



    Organizations Receiving Endorsement Fee Payments from Hartford Life



    1. Peace Officers Research Association of California;



    2. The National Association of Police Officers;



    3. Florida Police Benevolent Association, Inc.;



    4. Police Benevolent & Protective Association of Illinois; and



    5. Combined Law Enforcement Association of Texas.



    PAYMENTS TO INDUSTRY AND TRADE ORGANIZATIONS: As an active member of the retirement industry, Hartford Life makes payments to various industry and trade organizations. These payments are made in connection with Hartford Life's membership, sponsorship or participation in events of these organizations. Hartford Life makes these payments in order to communicate its position on retirement industry issues and further its position as an industry leader.


                             GENERAL ACCOUNT OPTION

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE PORTION OF THE CONTRACT RELATING TO THE GENERAL ACCOUNT OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE GENERAL ACCOUNT OPTION IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). NEITHER THE GENERAL ACCOUNT OPTION NOR ANY INTEREST IN THE GENERAL ACCOUNT OPTION IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE GENERAL ACCOUNT OPTION.

    The General Account option is part of our General Account that includes our company assets. Contributions and Contract Values allocated to the General Account option are available to our general creditors.

    DECLARED RATE OF INTEREST: We credit interest on Contributions made to the General Account at a rate we declare for the calendar quarter in which they are received. We determine the declared interest rate for any quarter. We may change the declared interest rate for any subsequent quarter at our discretion.

    We will guarantee the declared interest rate for any quarter to the end of that calendar year. Any change in the declared interest rate will be declared before the start of the quarter.

    GUARANTEED RATE OF INTEREST: For each subsequent calendar year, we will credit each Contribution with interest at a rate guaranteed for the entire year (the "Guaranteed Interest Rate"). The Guaranteed Interest Rate for a calendar year will be determined at the end of the preceding calendar year. We may, from time to time, credit interest at rates in excess of the Guaranteed Interest Rate.

    DISTRIBUTIONS AND TRANSFERS: We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred or subject to a market value adjustment.

                      ADDITIONAL SEPARATE ACCOUNTS OFFERED
                              UNDER THE CONTRACTS

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE CONTRACTS MAY CONTAIN ADDITIONAL SEPARATE ACCOUNTS. THE PORTION OF THE CONTRACT RELATING TO ADDITIONAL SEPARATE ACCOUNTS IS NOT REGISTERED UNDER THE 1933 ACT AND THE ADDITIONAL SEPARATE ACCOUNTS ARE NOT REGISTERED AS INVESTMENT COMPANIES UNDER THE 1940 ACT. NEITHER THE ADDITIONAL SEPARATE ACCOUNTS NOR ANY INTEREST IN THE ADDITIONAL SEPARATE ACCOUNTS IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING ANY OF THE ADDITIONAL SEPARATE ACCOUNTS. THE FOLLOWING DISCLOSURE ABOUT THE ADDITIONAL SEPARATE ACCOUNTS MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

    Additional separate accounts may be offered under the Contracts. These separate accounts and their sub-accounts are not described in this Prospectus. Contract fees and charges will generally apply, including contingent deferred sales charges, mortality expense risk and administrative charges, and other charges. These charges may be similar to or different from the fees and charges described in this Prospectus with respect to the Separate Accounts. If additional separate accounts are available under a Contract, you may allocate Contract values to sub-accounts within the additional separate accounts, subject to any restrictions that may apply. Call 1-800-528-9009 for more information on additional separate accounts.

                                CONTRACT CHARGES

    SALES CHARGE: The purpose of the Sales Charge is to cover expenses relating to the sale and distribution of the Contracts, including:

       -   the cost of preparing sales literature,

       - commissions and other compensation paid to distributing organizations and their sales personnel, and

       -   other distribution related activities.

    If the Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

    There is no deduction for Sales Charge at the time Contributions are made to the Contract. The Sales Charge is deducted from Surrenders of or from the Contract. The amount of the Sales Charge depends on the number of Participant's Contract Years completed with respect to a Participant's Account before the Surrender. It is a percentage of the amount Surrendered.

PARTICIPANT'S CONTRACT YEARS                                      SALES CHARGE
--------------------------------------------------------------------------------
During the First through the Second Year                                5%
During the Third through the Fourth Year                                4%
During the Fifth Year                                                   3%
During the Sixth Year                                                   2%
During the Seventh Year                                                 1%
During the Eighth Year and thereafter                                   0%

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    When you request a full Surrender, the Sales Charge is deducted from the amount Surrendered and the balance is paid to you.

- Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Sales Charge).

    If you request a partial Surrender and ask for a specific dollar amount, the Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.

- Example: You ask for $1,000 when the applicable Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.

IS THERE EVER A TIME WHEN THE SALES CHARGE DOES NOT APPLY?

    We will waive the Sales Charge for certain Eligible Surrenders. An Eligible Surrender is a withdrawal that is (1) made because of a Qualifying Event and (2) payable directly to the Participant, or if applicable, the Beneficiary. A Qualifying Event is the Participant's:

       -   death;

       -   financial hardship, as defined in the Plan;

       -   severance from employment; or

       -   retirement.

    A transfer to a Plan funding vehicle issued by another investment provider is not an Eligible Surrender. The Sales Charge does not apply to a transfer of Contract values from this Contract to another group annuity contract issued by us or one of our affiliates. This waiver may not be available in all States.

    No deduction for the Sales Charge will apply to a transfer to a Related Participant Directed Account Option. A "Related Participant Directed Account Option" is a Participant directed investment account under the Plan that you identify and we accept for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract. The Related Participant Directed Account Option may not be available in all states or in all Contracts.

    MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE: For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values held in the Separate Accounts during the life of the Contract. The amount of the charge differs between DC-I and DC-II and, with respect to DC-I, depends on the value of the Contract:

                                                                 SEPARATE
                                                                  ACCOUNT
                                                            DC-I          DC-II
--------------------------------------------------------------------------------
Annual rate (Contract values of $50,000,000 or less):        0.90%         1.25%
Annual rate (Contract values in excess of $50,000,000):      0.75%         1.25%

    We determine a Contract's eligibility for the lower charge in DC-I based on the value of the Contract on the last day of each calendar quarter. We call that day a "Test Date". To be eligible, the value of the Contract must exceed $50,000,000 on two successive Test Dates. A reduction in the mortality and expense risk and administrative charge in DC-I requires a conversion period following a determination of eligibility. The conversion period generally takes up to three months, depending on Contract Owner cooperation during the conversion period.

    The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:

       - MORTALITY RISK DURING THE ACCUMULATION PERIOD: During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

       - MORTALITY RISK DURING THE ANNUITY PERIOD: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

       - EXPENSE RISK: We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

    Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.

    We also provide various administrative support services for Plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.

    If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.

    We may reduce the mortality and expense risk and administrative charge under the Contracts (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    PREMIUM TAXES: We deduct a charge for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax, generally ranging up to 3.50%. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of annuitization. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.

    EXPERIENCE RATING UNDER THE CONTRACTS: We may apply experience credits under a Contract based on investment, administrative, mortality or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants' Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether we are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for mortality, expense risk and administrative undertakings, a reduction in the term or amount of any applicable Sales Charges, an increase in the rate of interest credited under the Contract, a payment to be allocated as directed by the Contract Owner, or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as we deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Participants in Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at our sole discretion in the event of a change in applicable factors.

    NEGOTIATED CHARGES AND FEES: The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Hartford.

    CHARGES OF THE FUNDS: The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

    PLAN RELATED EXPENSES: We can agree with the Contract Owner to be directed to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include such amounts as an adjustment to the charge for administrative undertakings for a Separate Account.

                                 THE CONTRACTS

    THE CONTRACTS OFFERED: The Contracts are group variable annuity contracts. They are designed to fund certain Deferred Compensation Plans established under section 457 of the Code for employees and other eligible service providers of states and their political subdivisions and certain other organizations exempt from taxation. The Contracts may also be issued in connection with certain other non-qualified deferred compensation plans or certain Qualified Plans.

    For Deferred Compensation Plans established under section 457 of the Code for the benefit of any organization that is exempt from the federal income tax, other than a governmental unit, all amounts of compensation deferred under the Plan, all property and rights purchased with such amounts, and all income attributable to such amounts, property, or rights, remain (until made available to a Participant or other Beneficiary) solely the property and the rights of the Contract Owner (without being restricted to the provision of benefits under the Plan), subject only to the claims of the Contract Owner's general creditors.

    For Deferred Compensation Plans that are Plans established under section 457(b) of the Code by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state after August 20, 1996, the assets and income of the Plan must be held in trust for the exclusive benefit of the Participants and the Beneficiaries of the Plan. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Such Deferred Compensation Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to Deferred Compensation Plans under section 457(f) of the Code.

    PURCHASE OF A CONTRACT: A single group Contract is issued to the Contract Owner, covering all present and future participating employees and other eligible persons providing services to the Employer. The Contracts provide for variable (Separate Account) Contributions and allocations to the General Account during the Accumulation Period. The Contract Owner can direct that a Participant Account be established for each Participant for purposes of determining benefits payable under the Plan.

    CONTRACT RIGHTS AND PRIVILEGES AND ASSIGNMENTS: The Contract belongs to the Contract Owner. However, under certain Deferred Compensation Plans, the Contract Owner must hold the Contract for the exclusive benefit of the Plan's Participants and Beneficiaries. The Contract Owner's rights and privileges may only be exercised in a manner that is consistent with the written Plan adopted by the Contract Owner. The Contract Owner's interest in the Contract may be assigned. However, amounts held under a Contract on behalf of a Participant are nontransferable and cannot be assigned.


    PRICING AND CREDITING OF CONTRIBUTIONS: We credit initial Contributions to your Participant Account within two Valuation Days of our receipt of a properly completed application and the initial Contribution at our Administrative Office.



    If your application or other necessary information is incomplete when received, your initial Contribution will be credited to your Participant Account not later than two Valuation Days after the application is made complete. However, if an incomplete application is not made complete within five Valuation Days of its initial receipt, the Contribution will be immediately returned unless we inform the Contract Owner of the delay and the Contract Owner tells us not to return it.


    Subsequent Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.

    MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTION?


    Yes, however the minimum Contribution that may be made at any one time on behalf of a Participant is $30 unless the Employer's Plan provides otherwise. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Accounts. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.

    CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?



    During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.



    WHAT IS A SUB-ACCOUNT TRANSFER?



    A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.



    WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?



    Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants' "transfer-in" requests.



    In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.



    We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has not impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.



    For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.



    WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?



    FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. WE LIMIT EACH PARTICIPANTS TO ONE SUB-ACCOUNT TRANSFER REQUEST EACH VALUATION DAY. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer," however, you cannot transfer the same Participant Account value more than once a Valuation Day.



FOR EXAMPLE:



       - If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.



       - If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.



       - Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.



       - Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

       - However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.



    SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you reach the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.



    We may aggregate a Contract owner's Contracts or a Participant's Participant Accounts for the purposes of enforcing these restrictions.



    The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.



    THE CONTRACTS PROVIDE FOR A TRANSFER FEE OF $5 THAT APPLIES TO EACH TRANSFER IN EXCESS OF 12 MADE IN A PARTICIPANT CONTRACT YEAR. WE DO NOT CURRENTLY CHARGE THE $5 TRANSFER FEE.



    WE MAKE NO ASSURANCES THAT THE TRANSFER RULE IS OR WILL BE EFFECTIVE IN DETECTING OR PREVENTING MARKET TIMING.



    THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase or become a Participant under this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:



    FUND TRADING POLICIES (EFFECTIVE UNTIL JULY 1, 2007)



    We may provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy.



    We rely on the Funds to identify a pattern or frequency of Sub-Account transfers that the Fund wants us to investigate. Most often, the Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once a Fund contacts us, we run a report that identifies all Participants who transferred in or out of that Fund's Sub-Account on the day or days identified by the Fund. We then provide the Fund with information from the list so that it can determine whether the transfer activity violates its abusive transfer policy. The Fund notifies us of each Participant in violation of its abusive transfer policy.



    Hartford provides the Fund's notice to plan sponsors. BASED ON THIS INFORMATION, YOUR PLAN SPONSOR MAY RESTRICT, SUSPEND OR TERMINATE PARTICIPANTS' SUB-ACCOUNT TRANSFER PRIVILEGES. A plan sponsor may restrict, suspend or terminate a Participant's Sub-Account transfer privileges for a specified period of time or indefinitely.



    FUND TRADING POLICIES (EFFECTIVE AFTER JULY 1, 2007)



    You are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.



    We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into a Fund or other funds within that fund complex. These penalties will affect a Contract Owner's or

Participant's ability to purchase shares of the underlying funds. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information.



    Fund trading policies do not apply or may be limited. For instance:



       - Certain types of financial intermediaries may not be required to provide us with shareholder information.



       - "Excepted funds" such money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.



       - A Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.



       - Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan contributions.



    POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,



       - Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.



       - Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.



       - Our policies apply only to individuals and entities that own or are Participants under this Contract. However, the Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.



    HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?



    We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your payee as well as reduce value of other optional benefits available under your Contract.



    Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.



    In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

    GENERAL ACCOUNT OPTION TRANSFERS



    You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:



       - Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, may be prohibited. We do not currently enforce this prohibition.



       - Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, may be prohibited. We do not currently enforce this prohibition.



    In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6 of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.



    We apply these restrictions to all transfers from the General Account Option, including all systematic transfers and Dollar Cost Averaging Programs.



    As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.



    TELEPHONE AND INTERNET TRANSFERS



    Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.



    Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.



    We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.



    Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.



    We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.


    WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

    You should be aware that there are important restrictions on your ability to make a Sub-Account transfer.


    DOLLAR COST AVERAGING: If, during the Accumulation Period, the portion of your Contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Hartford Money Market HLS Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Hartford Money Market HLS Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at monthly, semi-monthly, quarterly, semi-annual or annual intervals ("transfer intervals"). This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

    The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five (5) business days after we receive your initial election either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form that we provide or over our recorded telephone line. You may specify a maximum of five (5) Sub-Accounts. If, on any transfer date, your General Account value or the value of your Accumulation Units under the Hartford Money Market HLS Sub-Account, as applicable, is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by sending us a written notice at our Administrative Office or by calling one of our representatives at 1-800-528-9009 and giving us notice on our recorded telephone line.

    HOW DO I KNOW WHAT MY PARTICIPANT ACCOUNT IS WORTH?

    Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.

    There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

    Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an annuity payout from your Participant Account.

    To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account is calculated by dividing (a) by (b) and subtracting (c) where:

    (a) is the net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day.

    (b) is the net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.

    (c) is the daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period, and any other applicable charge.

    We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-800-528-9009 to obtain your Participant Account value or, where available, you may access your account information through our website at retire.hartfordlife.com.

    HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds' prospectus.

                                 DEATH BENEFITS

    DETERMINATION OF THE BENEFICIARY -- The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant's estate is the Beneficiary.

    DEATH BEFORE THE ANNUITY COMMENCEMENT DATE:

       - DEATH PRIOR TO AGE 65: If the Participant dies before the Annuity Commencement Date or the Participant's attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the Termination Value of your Participant Account determined as of the day we receive Due Proof of Death or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders. "Termination Value" means the value of a Participant's Account on any Valuation Day before the Annuity Commencement Date less any applicable Premium Taxes not already deducted and any applicable contingent deferred sales charges.

       - DEATH ON OR AFTER AGE 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant's 65th birthday, the Beneficiary will receive the Termination Value of your Participant Account as of the Date we receive Due Proof of Death at our Administrative Offices.

    CALCULATION OF THE DEATH BENEFIT -- If the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death. THE DEATH BENEFIT REMAINS INVESTED IN THE SEPARATE ACCOUNT AND/OR GENERAL ACCOUNT OPTION ACCORDING TO YOUR LAST INSTRUCTIONS UNTIL THE PROCEEDS ARE PAID OR WE RECEIVE NEW SETTLEMENT INSTRUCTIONS FROM THE BENEFICIARY(IES). DURING THE TIME PERIOD BETWEEN OUR RECEIPT OF DUE PROOF OF DEATH AND OUR RECEIPT OF THE COMPLETED SETTLEMENT INSTRUCTIONS, THE CALCULATED DEATH BENEFIT WILL BE SUBJECT TO MARKET FLUCTUATIONS.

    If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.


    You may apply the death benefit payment to any one of the Annuity payout options under DC-II (see "Annuity Payout Options") instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant's Account after retirement (see "How are Contributions made to establish my Annuity Account?").



    DEATH ON OR AFTER THE ANNUITY COMMENCEMENT DATE: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or receive the commuted value.

                             SETTLEMENT PROVISIONS

    After termination of Contributions on behalf of a Participant prior to the selected Annuity Commencement Date for that Participant, the Contract Owner will have the following options:


    1. CONTINUE THE PARTICIPANT'S ACCOUNT UNDER THE CONTRACT. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option. (See Annuity payout options.) At any time in the interim, a Contract Owner may Surrender the Participant's Account for a lump sum cash settlement in accordance with 3. below.



    2. TO PROVIDE ANNUITY PAYOUTS IMMEDIATELY. The values in a Participant's Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract. (See Annuity payout options.)


    3. TO SURRENDER THE PARTICIPANT'S ACCOUNT IN A SINGLE SUM. The amount received will be the net Termination Value next computed after we receive a written Surrender request for complete Surrender at our Administrative Office. Payment will normally be made within seven days after we receive the written request.

    4. TO REQUEST A PARTIAL SURRENDER OF THE PARTICIPANT'S ACCOUNT. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), we will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable contingent deferred sales charges from the partial Surrender (see Contract Charges).

    CAN PAYMENT OF THE SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN-DAY PERIOD?

    Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (b) the Securities and Exchange Commission permits postponement and so orders; or (c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    MAY I SURRENDER ONCE ANNUITY PAYMENTS HAVE STARTED?


    Except for Annuity payout Option 5 (on a variable basis), once Annuity payouts have commenced for an Annuitant, no Surrender of the Annuity benefit can be made for the purpose of receiving a partial withdrawal or a lump sum settlement. Any Surrender out of Option 5 will be subject to Sales Charges, if applicable.


    WHAT ARE ANNUITY RIGHTS?

    Annuity Rights entitle the Contract Owner to have Annuity payments made at the rates set forth in the Contract at the time of issue. Such rates are applicable to all amounts held in a Participant Account during the Accumulation Period which do not exceed a limit of five times the gross Contributions made to that Participant Account during the Accumulation Period. Any amounts in excess of this limit may be applied at Annuity rates then being offered by us.

    HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND ANNUITY PAYMENT OPTION?


    The Contract Owner selects an Annuity Commencement Date, usually between a Participant's 50th and 75th birthdays, and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant's 75th birthday, or an earlier date if prescribed by applicable law. In the absence of a written election to the contrary, the Annuity Commencement Date will be the first day of the month coinciding with or next following the Participant's 75th birthday.



    The Annuity Commencement Date and/or the Annuity payout option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month or another mutually agreed upon business day.



    The contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Contract Owner does not elect otherwise, we reserve the right to begin Annuity payouts at age 75 under Option 2 with 120 monthly payments certain. Annuity payments will depend on the investment allocation of your Participant Account in effect on the Annuity Commencement Date. However, unless required by applicable law, we will not assume responsibility in determining or monitoring minimum distributions beginning at age 70 1/2 (see "Federal Tax Consequences").

    WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT FOR AN ANNUITY PAYOUT?



    The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20, we have the right to change the frequency of payment to intervals that will result in payments of at least $20.


    HOW ARE CONTRIBUTIONS MADE TO ESTABLISH AN ANNUITY ACCOUNT?


    During the Annuity Period, Contract values and any allowable additional Contributions made by the Contract Owner for the purpose of effecting Annuity payments under the Contract are, based upon the information received from the Contract Owner, applied to establish Annuitant's Accounts under the Contracts to provide Fixed or Variable Annuity payouts.


    At the end of the Accumulation Period there is an automatic transfer of all DC-I values from the Participant's Account to DC-II to establish an Annuitant's Account with respect to DC-II. Such a transfer is effected by a transfer of ownership of DC-I interests in the underlying securities to DC-II. The value of a Participant's Account that is transferred to DC-II will be without application of any sales charges or other expenses, with the exception of charges for any applicable Premium Taxes.

    CAN A CONTRACT BE SUSPENDED BY A CONTRACT OWNER?

    A Contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A Contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a Contract. (See "Can a Contract be modified?") In this context, such modifications would have become effective on or before that anniversary.


    Upon suspension, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant's Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a Contract will not preclude a Contract Owner from applying existing Participant's Accounts to the purchase of Fixed or Variable Annuity benefits.


ANNUITY PAYMENT OPTIONS:


    OPTION 1: LIFE ANNUITY where we make monthly Annuity payouts for as long as the Annuitant lives.


- Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    OPTION 3: UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:


(a)      =                                        total amount applied under the option
                                                    at the Annuity Commencement Date
              -------------------------------------------------------------------------------------------------------------
                                           Annuity Unit value at the Annuity Commencement Date
(b)      =       number of Annuity Units represented by each        x          number of monthly Annuity payouts made
                         monthly Annuity payout made


    The amount of the additional payment is determined by multiplying the excess, if any, by the Annuity Unit value as of the date we receive Due Proof of Death.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.


- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, or 100%) of the monthly Annuity payout will continue to be paid to the survivor.


- Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- Option 5 does not involve life contingencies and does not provide any mortality guarantee.

    Surrenders are subject to the limitations set forth in the Contract and any applicable contingent deferred sales charges. (See "Contract Charges.")


    UNDER ANY OF THE ANNUITY PAYOUT OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED BY THE ANNUITANT AFTER ANNUITY PAYOUTS COMMENCE.



    OPTIONS 2 AND 5 ARE AVAILABLE ONLY IF THE GUARANTEED ANNUITY PAYOUT PERIOD IS LESS THAN THE LIFE EXPECTANCY OF THE ANNUITANT OR THE JOINT LIFE EXPECTANCY OF THE ANNUITANT AND THEIR JOINT ANNUITANT AT THE TIME THE OPTION BECOMES EFFECTIVE. SUCH LIFE EXPECTANCY SHALL BE COMPUTED ON THE BASIS OF THE MORTALITY TABLE PRESCRIBED BY THE IRS OR, IF NONE IS PRESCRIBED, THE MORTALITY TABLE THEN IN USE BY US.



    WE MAY OFFER OTHER ANNUITY PAYOUT OPTIONS FROM TIME TO TIME.



    HOW ARE VARIABLE ANNUITY PAYOUTS DETERMINED?


    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see "How do I know what my Participant Account is worth?") for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.


    The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.



    The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate ("A.I.R.") of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.



    Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.



    The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.



    The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.

    Here is an example of how a Variable Annuity is determined:


                        ILLUSTRATION OF ANNUITY PAYOUTS:
            (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN


 A.  Net amount applied                                                                                 $139,782.50
 B.  Initial monthly income per $1,000 of payment applied                                                      6.13
 C.  Initial monthly payment (A x B / 1,000)                                                                $856.87
 D.  Annuity Unit Value                                                                                       3.125
 E.  Number of monthly annuity units (C / D)                                                                274.198
 F.  Assume annuity unit value for second month equal to                                                      2.897
 G.  Second monthly payment (F x E)                                                                         $794.35
 H.  Assume annuity unit value for third month equal to                                                       3.415
 I.  Third month payment (H x E)                                                                            $936.39

    The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

                           FEDERAL TAX CONSIDERATIONS

    WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

A. GENERAL

    Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

    Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See "How do I know what my Participant Account is worth?"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

C. DIVERSIFICATION OF THE SEPARATE ACCOUNT

    The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

    The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

       - no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

       -   no more than 70% is represented by any two investments,

       -   no more than 80% is represented by any three investments and

       -   no more than 90% is represented by any four investments.

    In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

D. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

    In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts.


    For instance, the IRS in Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.


    The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

E. NON-NATURAL PERSONS AS OWNERS

    Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

       - A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

       - A contract acquired by the estate of a decedent by reason of such decedent's death,

       - Certain contracts acquired with respect to tax-qualified retirement arrangements,

       - Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

       - A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

    A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

    Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Hartford. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G. GENERATION SKIPPING TRANSFER TAX

    Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Hartford to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

    INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

    This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

    The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider whether the Contract is a suitable investment if you are investing through a Qualified Plan.

    THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS,

DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

    The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

    We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

    In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

     (A) TRADITIONAL IRAS

         Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

         You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.

         IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

     (B) SEP IRAS

         Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

     (C) SIMPLE IRAS

         The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

         A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

         If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

     (D) ROTH IRAS

         Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

    Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

    In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

    Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $44,000 in 2006) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.

    A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

        a.   after the employee reaches age 59 1/2;

        b.  upon the employee's separation from service;

        c.   upon the employee's death or disability; or

        d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

    Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

    Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

    Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

    All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS


    Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payouts and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.


    For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

    In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

    Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

     (A) PENALTY TAXES ON PREMATURE DISTRIBUTIONS

         Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

       - made to a beneficiary (or to the employee's estate) on or after the employee's death;

       - attributable to the employee's becoming disabled under Code Section 72(m)(7);

       - part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

       - (except for IRAs) made to an employee after separation from service after reaching age 55; or

       - not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

         In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

       - made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

       - not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

       -   a qualified first-time home buyer and meets the requirements of Code
           Section 72(t)(8).

         If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

         For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

     (B) RMDS AND 50% PENALTY TAX

         If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

         An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of --

       -   the calendar year in which the individual attains age 70 1/2, or

       - (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

         The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

       - the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

       - a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

         If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

         If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

         The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.


         The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payouts that satisfy the rules set forth in Regulations under the Code relating to RMDs.


         In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

    Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

    Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

    Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

    The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

    For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

    By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.

    Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plans": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either --

       -   an RMD amount;

       - one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

       -   any distribution made upon hardship of the employee.

    Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

    Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

    Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

9. QUALIFIED HURRICANE RELIEF

    The Katrina Emergency Tax Relief Act of 2005 ("KETRA"), signed by the President on September 23, 2005, contains several provisions regarding distributions from qualified plans for participants who were affected by Hurricane Katrina. Generally, KETRA allows eligible persons to take distributions from their retirement plans without being subject to the 10% penalty on early distributions and permits the income portion of such distribution to be included in taxable income ratably over a three-year period. KETRA also allows such distributed amounts to be recontributed to the retirement plan within three years and such re-contribution will be treated as a rollover contribution, thus avoiding taxation of the distributed amounts. The total amount of qualified KETRA distributions that an eligible person may receive from all qualified plans is limited to $100,000. KETRA also provides relief for certain qualified plan withdrawals made in connection with home purchases which were cancelled because of Hurricane Katrina and modifies the qualified plan loan rules for certain loans taken by eligible persons. These qualified plan provisions of KETRA were extended to certain victims of Hurricanes Rita and Wilma through the enactment of the Gulf Opportunity Zone Act signed by the President on December 21, 2005. The IRS is preparing further guidance regarding these relief provisions for the victims of the Hurricanes and is drafting Form 8915 for use by eligible persons for reporting qualified plan distributions and determining the amount to be included in taxable income. You should check the IRS's web site to determine if your residence was in an area of hurricane impact which entitles you to the relief being sought. KETRA and the Gulf Opportunity Zone Act contain tax relief provisions in addition to the qualified plan provisions described above and the IRS has designated areas in the hurricane impacted states for different types of tax relief.

                                MORE INFORMATION

    CAN A CONTRACT BE MODIFIED?


    Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.


    On or after the fifth anniversary of any Contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the contingent deferred sales charges which are applicable at the time a Participant's Account is established under a Contract, will continue to be applicable.


    We reserve the right to modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.


    CAN HARTFORD WAIVE ANY RIGHTS UNDER A CONTRACT?

    We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.


    HOW CONTRACTS ARE SOLD -- We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HSD is the same as ours. PLANCO Financial Services, LLC., a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.



    HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2006. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").



    We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.



    Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.



    Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.



COMMISSIONS



    For individual and group Contracts, up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.



    Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.



    Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.



ADDITIONAL PAYMENTS



    Subject to NASD and Financial Intermediary rules, we (or our affiliates) also pay the following types of promotional fees to encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.



ADDITIONAL PAYMENT TYPE                                             WHAT IT'S USED FOR
----------------------------------------------------------------------------------------------------------------------------------
Access                   Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits.
Gifts & Entertainment    Occasional meals and entertainment, tickets to sporting events and nominal gifts.
Marketing                Joint marketing campaigns and/or Financial Intermediary event advertising/ participation; sponsorship of
                         Financial Intermediary sales contests and/or promotions in which participants (including Registered
                         Representatives) receive prizes such as travel awards, merchandise and recognition.
Marketing Expense        Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Allowances
Support                  Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services
                         (including sub-accounting and the preparation of account statements and other communications), sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Targets                  Pay for the achievement of sales or assets under management targets.
Training                 Educational, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility               Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                   Pay for the overall volume of their sales or the amount of money investing in our products.



    For individual and group Contracts, as of December 31, 2006, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances and Travel & Entertainment) to the following Financial Intermediaries for our entire suite of variable annuities:



    A.G. Edwards & Sons, Inc., Advisory Group Equity Services Ltd, AIG Advisors Group, Inc., Advantage Capital, AIG Financial Advisors, American General, FSC Securities Corporation, Royal Alliance Assoc., Inc. AIG SunAmerica), Allen & Co., of Florida, Inc., Amcore Investment Services, Inc., American Classic Securities, American General Securities Inc., American Independent Sec's Inc., Ameritas Investment Corp., Amsouth Bank, AMSouth Investment Services, Inc., Arvest Asset Management, Associated Financial Services, Inc. Associated Investment Services Inc., Associated Securities Corp., B.C. Ziegler and Company, Banc of America Investment Services Inc., Bancorpsouth Investment Services Inc., Bancwest Investment Services, Inc., Bank of America, Bank of New York, Bank of the West, BB&T Investment Services, Inc., BCG Securities, Inc., Berthel, Fisher & Company Financial Services Inc., BI Investments, LLC,

BNY Investment Center of The Bank of New York Company, Inc., BOSC, Inc., Brecek & Young Advisors, Inc., Brookstone Securities, Inc., Brookstreet Securities, Cadaret, Grant & Co., Inc., Cambridge Investment Research, Inc., Cantella & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Carillon Investments, Inc., Centaurus Financial, Inc., Chase Investments Services, Corp., Citicorp Investment Services, Citigroup, Inc. (various divisions and affiliates), Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Compass Brokerage, Inc., Countrywide Investment Services Inc., Crown Capital Securities, L.P., CUE, Cuna Brokerage Services, Inc., Cuso Financial Services, L.P., Davenport & Company LLC, DFC Investor Services, Dominion Investor Services, Inc., Duerr Financial Corporation, Eagle One Investments, LLC, Edward
D. Jones & Co., L.P., Empire Securities Corporation, Equity Services, Inc., Essex National Securities, Inc., Ferris/Baker Watts, FFP Securities, Inc., Fifth Third Securities, Financial Planning Consultants, Fintegra LLC, First Allied Securities, Inc., First Citizens Investor Services, First Montauk Securities Corp., First Southeast Inv. Services, First St.Louis Securities, Inc., First Tennessee Bank, First Tennessee Brokerage, Inc., First Western Securities Inc., FNB Brokerage Services, Inc., FNIC F.I.D. Div., Forrester's Equity Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corporation, Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Inc., Great American Advisors, Inc., Gunnallen Financial, Inc., H&R Block Financial Advs., Inc., H. Beck, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., Harold Dance Investments, Harvest Capital LLC, Hefren-Tillotson/ Masterplan, Heim & Young Securities, Hornor, Townsend & Kent, Inc., HSBC Securities (USA) Inc., Huntington Investment Company, IBC Investments, IFMG Securities, Inc. at Rockland Trust, Independent Financial Group LLC, Infinex Financial Group, Infinex Investment, Inc., ING Advisors Network, (Financial Network Services (or Investment) Corp., ING Financial Partners, Multi-Financial Securities, Primevest Financial Services, Inc.,), InterSecurities, Inc., Investacorp, Inc., Investment Management Corp., Investment Professionals, Inc., Investors Capital Corp., Investors Security Co., Inc., IPI Investments, J.B. Hanauer & Co., J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott, Inc., Jefferson Pilot Securities Corporation, Key Investment Services, KMS Financial Services, Inc., KNBT Securities, Inc., Kovack Securities, Inc., L.O. Thomas & Company, LaSalle Financial Services, Inc., LaSalle Street Securities, Inc., Legacy Financial Services, Inc., Liberty Group, LLC, Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), Linsco/Private Ledger Corp., M&I Brokerage Services, Inc., M&T Securities, Inc., McDonald Investments Inc., Mercantile Brokerage Services Inc., Merrill Lynch Pierce Fenner & Smith, Milkie/Ferguson Investments, MML Investor Services, Inc., Money Concepts Capital Corp, Morgan Keegan & Company, Inc, Morgan Keegan FID Division, Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, NatCity Investments, National Planning Holdings (Invest Financial Corp., Investment Centers of America, Inc., National Planning Corp., SII Investments, Inc.,) NBC Securities, Inc., Nettworth Financial Group, Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., North Ridge Securities Corp., OFG Financial Services., Inc., Ohio Savings Securities, Inc., OneAmerica Securities Inc., Online Brokerage Services, Oppenheimer and Co., Inc., Pacific West Securities, Inc., Paulson Investment Company Inc., Pension Planners Securities, Inc., Peoples Securities, Inc., PFIC, Prime Capital Management, Prime Capital Services, Inc., Princor Financial Service Corp., ProEquities, Inc., Prospera Financial Services, Inc., QA3 Financial Corp., Questar Capital Corp, Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Services, RBC Dain FID Division, RBC Dain Rauscher Inc., Resource Horizons Group, LLC, Retirement Plan Advisors, Inc., Robert W. Baird & Co. Inc., Rogan, Rosenberg & Assoc., Inc., Royal Alliance Associates, Inc., Royal Securities Company, Ryan Beck & Co., Scott & Stringfellow, Inc., Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, Signator Investors Inc., Smith Barney, Sorrento Pacific, South Valley Wealth Management, Spectrum Capital, Inc., Sterne Agee & Leach, Inc., Stifel Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., Summit Equities, Inc., Sun Trust Bank, SunAmerica Securities, Inc., SunTrust Investment Services, Inc., SunTrust Securities, Inc., Symetra Investment Services Inc., Synovus Securities, TFS Securities, Inc., The Huntington Investment Company, The Huntington Investment Plt, The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Tower Square Securities, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., U.S. Bancorp Investments, Inc., U.S. Bancorp Piper Jaffray, UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., UMB Scout Brokerage Services, UnionBanc Investment Services, United Brokerage Services, Inc., United Global Securities, United Heritage Financial Services, US Bancorp FID, US Bancorp Investments, USAllianz Securities, Inc., Uvest Financial Services Group Inc., VanDerbilt Securities, LLC, Vision Investment Services, Inc. Vorpahl Wing Securities, VSR Financial Services, Inc., Wachovia Securities, LLC. (various divisions), Wall Street Financial Group, Walnut Street Securities, Inc., Washington Mutual Financial, Waterstone Financial Group, Webster Investments, Weitzel Financial Services Inc., Wells Fargo Brokerage Services, L.L.C., WesBanco Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc. (an affiliate of ours), Workman Securities Corp., World Equity Group Inc., WRP Investments, Inc., WWK Investments, Inc., XCU Capital Corporation, Inc.



    Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.



    For individual and group Contracts, as of December 31, 2006, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities:
AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company., Franklin Templeton Services, LLC, Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.



    For individual and group Contracts, for the fiscal year ended December 31, 2006, Additional Payments did not in the aggregate exceed approximately $52.5 million (excluding corporate-sponsorship related perquisites, Marketing Expense Allowances and home office travel and entertainment expenses) or approximately 0.05% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $14.7 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period. For the fiscal year ended December 31, 2006, total travel and entertainment expenses incurred by our wholesalers did not in the aggregate exceed approximately $5.7 million.


    WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNTS' ASSETS?

    Hartford is the custodian of the Separate Accounts' assets.

    ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNTS?


    The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of all of the variable annuity contracts that were the subject of the previously settled litigation.



    To date, the SEC's and New York Attorney General's Office's market timing investigations have not resulted in the initiation of any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of these matters or the initiation of any formal action by these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of September 30, 2006 Hartford Life had a reserve of $83 million, pre-tax, for the market timing matters, none of which was attributed to HLIC. This reserve is an estimate; in view of the uncertainties regarding the outcome of these investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life.



    On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.



    On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.



    The Hartford has received a request for information from the New York Attorney General's Office about issues relating to the reporting of workers' compensation premium. The Hartford is cooperating fully with the New York Attorney General's Office in this matter.



    The Hartford does not expect any of these actions to result in a material adverse effect on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.


    HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling 1-800-528-9009 or your sales representative or by writing to:


     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144-1583


    You can also send inquiries to us electronically by Internet through our website at retire.hartfordlife.com.

FINANCIAL STATEMENTS

    You can find financial statements of the Separate Accounts and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

                     APPENDIX I -- ACCUMULATION UNIT VALUES

          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

    THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS FOR THE SEPARATE ACCOUNTS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

         MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE OF 0.90%
              (AS A PERCENTAGE OF AVERAGE DAILY SUB-ACCOUNT VALUE)


                                                                      YEAR ENDED DECEMBER 31,
                                           2006             2005             2004             2003             2002
---------------------------------------------------------------------------------------------------------------------------
DC-I
CALVERT SOCIAL BALANCED PORTFOLIO
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.357           $3.206           $2.988           $2.527           $2.903
Accumulation unit value at end of
 period.                                    $3.619           $3.357           $3.206           $2.988           $2.527
Number of accumulation units
 outstanding at end of period
 (in thousands).                               121              122              269              277            1,492
HARTFORD ADVISERS SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $7.166           $6.743           $6.559           $5.585           $6.537
Accumulation unit value at end of
 period.                                    $7.862           $7.166           $6.743           $6.559           $5.585
Number of accumulation units
 outstanding at end of period
 (in thousands).                               622              730            1,611            1,845           13,280
HARTFORD CAPITAL APPRECIATION
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $19.481          $17.013          $14.381          $10.192          $12.807
Accumulation unit value at end of
 period.                                   $22.514          $19.481          $17.013          $14.381          $10.192
Number of accumulation units
 outstanding at end of period
 (in thousands).                               312              323            1,282            1,545            8,417
HARTFORD DIVIDEND AND GROWTH
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.061           $2.915           $2.617           $2.082           $2.450
Accumulation unit value at end of
 period.                                    $3.652           $3.061           $2.915           $2.617           $2.082
Number of accumulation units
 outstanding at end of period
 (in thousands).                               354              428            1,696            2,028            8,734
HARTFORD INDEX SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $4.889           $4.721           $4.315           $3.398           $4.421
Accumulation unit value at end of
 period.                                    $5.594           $4.889           $4.721           $4.315           $3.398
Number of accumulation units
 outstanding at end of period
 (in thousands).                               205              233              935            1,411            7,421

                                                                   YEAR ENDED DECEMBER 31,
                                           2001             2000             1999             1998             1997
--------------------------------------  ------------------------------------------------------------------------------
DC-I
CALVERT SOCIAL BALANCED PORTFOLIO
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.147           $3.282           $2.946           $2.558           $2.147
Accumulation unit value at end of
 period.                                    $2.903           $3.147           $3.278           $2.946           $2.558
Number of accumulation units
 outstanding at end of period
 (in thousands).                             2,376            2,802            3,422            4,128            4,191
HARTFORD ADVISERS SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $6.917           $7.040           $6.417           $5.194           $4.209
Accumulation unit value at end of
 period.                                    $6.537           $6.917           $7.040           $6.417           $5.194
Number of accumulation units
 outstanding at end of period
 (in thousands).                            22,751           27,168           39,236           47,446           53,061
HARTFORD CAPITAL APPRECIATION
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $13.886          $12.388           $9.084           $7.938           $6.547
Accumulation unit value at end of
 period.                                   $12.807          $13.886          $12.375           $9.084           $7.938
Number of accumulation units
 outstanding at end of period
 (in thousands).                            12,922           15,371           18,083           22,192           26,100
HARTFORD DIVIDEND AND GROWTH
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $2.576           $2.345           $2.244           $1.945           $1.488
Accumulation unit value at end of
 period.                                    $2.450           $2.576           $2.343           $2.244           $1.945
Number of accumulation units
 outstanding at end of period
 (in thousands).                            10,227            9,286           12,965           16,183           16,008
HARTFORD INDEX SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $5.087           $5.672           $4.750           $3.743           $2.848
Accumulation unit value at end of
 period.                                    $4.421           $5.087           $5.672           $4.750           $3.743
Number of accumulation units
 outstanding at end of period
 (in thousands).                            11,155           12,764           15,841           17,132           14,936

                                                                      YEAR ENDED DECEMBER 31,
                                           2006             2005             2004             2003             2002
---------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $2.168           $1.909           $1.631           $1.237           $1.520
Accumulation unit value at end of
 period.                                    $2.674           $2.168           $1.909           $1.631           $1.237
Number of accumulation units
 outstanding at end of period
 (in thousands).                               516              275              868            1,054            4,747
HARTFORD MONEY MARKET SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.433           $3.368           $3.367           $3.372           $3.353
Accumulation unit value at end of
 period.                                    $3.562           $3.433           $3.368           $3.367           $3.372
Number of accumulation units
 outstanding at end of period
 (in thousands).                               115              118              240              303            2,912
HARTFORD MORTGAGE SECURITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.696           $3.644           $3.531           $3.483           $3.250
Accumulation unit value at end of
 period.                                    $3.835           $3.696           $3.644           $3.531           $3.483
Number of accumulation units
 outstanding at end of period
 (in thousands).                                87               99              253              287            2,650
HARTFORD STOCK SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $19.102          $17.583          $17.032          $13.588          $18.100
Accumulation unit value at end of
 period.                                   $21.705          $19.102          $17.583          $17.032          $13.588
Number of accumulation units
 outstanding at end of period
 (in thousands).                                89              108              538              706            4,707
HARTFORD TOTAL RETURN BOND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $7.075           $6.968           $6.721           $6.288           $5.764
Accumulation unit value at end of
 period.                                    $7.348           $7.075           $6.968           $6.721           $6.288
Number of accumulation units
 outstanding at end of period
 (in thousands).                               154              162              409              468            3,133

                                                                   YEAR ENDED DECEMBER 31,
                                           2001             2000             1999             1998             1997
--------------------------------------  ------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $1.888           $2.300           $1.658           $1.478           $1.487
Accumulation unit value at end of
 period.                                    $1.520           $1.888           $2.298           $1.658           $1.478
Number of accumulation units
 outstanding at end of period
 (in thousands).                             7,084            8,280           11,299           13,483           16,541
HARTFORD MONEY MARKET SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.257           $3.100           $2.980           $2.856           $2.736
Accumulation unit value at end of
 period.                                    $3.353           $3.257           $3.097           $2.980           $2.856
Number of accumulation units
 outstanding at end of period
 (in thousands).                             4,141            4,305            5,456            5,827            4,767
HARTFORD MORTGAGE SECURITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $3.051           $2.794           $2.774           $2.623           $2.428
Accumulation unit value at end of
 period.                                    $3.250           $3.051           $2.791           $2.774           $2.623
Number of accumulation units
 outstanding at end of period
 (in thousands).                             2,268            1,774            2,469            2,804            2,882
HARTFORD STOCK SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                 $20.809          $22.612          $19.028          $14.385          $11.048
Accumulation unit value at end of
 period.                                   $18.100          $20.809          $22.589          $19.028          $14.385
Number of accumulation units
 outstanding at end of period
 (in thousands).                             8,002            9,976           13,255           14,979           15,440
HARTFORD TOTAL RETURN BOND SUB-ACCOUNT
Accumulation unit value at beginning
 of period                                  $5.351           $4.827           $4.965           $4.633           $4.198
Accumulation unit value at end of
 period.                                    $5.764           $5.351           $4.822           $4.965           $4.633
Number of accumulation units
 outstanding at end of period
 (in thousands).                             3,479            2,770            3,733            4,377            3,772

         MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE OF 1.25%
              (AS A PERCENTAGE OF AVERAGE DAILY SUB-ACCOUNT VALUE)


                                                                      YEAR ENDED DECEMBER 31,
                                           2006             2005             2004             2003             2002
---------------------------------------------------------------------------------------------------------------------------
DC-I I
CALVERT SOCIAL BALANCED PORTFOLIO
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $3.156           $2.936           $2.744           $2.326           $2.681
Accumulation unit value at end of
 period                                     $3.443           $3.156           $2.936           $2.744           $2.326
Number of accumulation units
 outstanding at end of period (in
 thousands)                                     23            1,088            1,135            1,171            1,116
HARTFORD ADVISERS SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $7.090           $6.690           $6.514           $5.475           $6.427
Accumulation unit value at end of
 period                                     $7.779           $7.090           $6.690           $6.514           $5.475
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  4,326            5,812            6,667            7,334            6,814
HARTFORD CAPITAL APPRECIATION
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                $19.243          $16.962          $14.347           $9.983          $12.583
Accumulation unit value at end of
 period                                    $22.511          $19.243          $16.962          $14.347           $9.983
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  5,640            6,931            7,640            7,972            6,766
HARTFORD DIVIDEND AND GROWTH
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $2.963           $2.831           $2.548           $2.033           $2.400
Accumulation unit value at end of
 period                                     $3.543           $2.963           $2.831           $2.548           $2.033
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,514            7,707            8,285            8,615            8,223
HARTFORD INDEX SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $4.644           $4.543           $4.381           $3.412           $4.436
Accumulation unit value at end of
 period                                     $5.724           $4.644           $4.543           $4.381           $3.412
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  4,416            6,422            7,503            7,370            6,527
HARTFORD INTERNATIONAL OPPORTUNITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $2.154           $1.898           $1.611           $1.208           $1.490
Accumulation unit value at end of
 period                                     $2.679           $2.154           $1.898           $1.611           $1.208
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  3,856            4,623            4,882            4,535            3,967
HARTFORD MONEY MARKET SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $3.366           $3.307           $3.301           $3.288           $3.282
Accumulation unit value at end of
 period                                     $3.492           $3.366           $3.307           $3.301           $3.288
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,011            1,194            1,326            1,451            1,562

                                                                   YEAR ENDED DECEMBER 31,
                                           2001             2000             1999             1998             1997
--------------------------------------  ------------------------------------------------------------------------------
DC-I I
CALVERT SOCIAL BALANCED PORTFOLIO
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $2.917           $3.049           $2.750           $2.396           $2.021
Accumulation unit value at end of
 period                                     $2.681           $2.917           $3.049           $2.750           $2.396
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,243            1,224            1,275            1,263            1,291
HARTFORD ADVISERS SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $6.822           $6.956           $7,968           $6.061           $5.363
Accumulation unit value at end of
 period                                     $6.427           $6.822           $6.956           $7,968           $6.061
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  7,844            8,069            9,079            8,737            9,831
HARTFORD CAPITAL APPRECIATION
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                $13.686          $12.234           $9,660           $7.896           $7.059
Accumulation unit value at end of
 period                                    $12.583          $13.686          $12.234           $9,660           $7.896
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  7,417            7,460            7,471            7,529            7,540
HARTFORD DIVIDEND AND GROWTH
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $2.533           $2.311           $2.222           $1.933           $1.484
Accumulation unit value at end of
 period                                     $2.400           $2.533           $2.311           $2.222           $1.933
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  8,241            7,940            8,180            8,151            6,877
HARTFORD INDEX SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $5.104           $5.683           $4.755           $3.743           $2.848
Accumulation unit value at end of
 period                                     $4.436           $5.104           $5.672           $4.755           $3.743
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  7,190            7,302            7,381            6,392            5,415
HARTFORD INTERNATIONAL OPPORTUNITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $1.857           $2.268           $1.642           $1.469           $1.483
Accumulation unit value at end of
 period                                     $1.490           $1.857           $2.268           $1.642           $1.469
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  4,072            4,095            4,448            4,166            5,864
HARTFORD MONEY MARKET SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $3.199           $3.053           $2.947           $2.834           $2.725
Accumulation unit value at end of
 period                                     $3.282           $3.199           $3.053           $2.947           $2.834
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,418            1,238            1,478            1,567            1,473

                                                                      YEAR ENDED DECEMBER 31,
                                           2006             2005             2004             2003             2002
---------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $3.688           $3.631           $3.523           $3.401           $3.184
Accumulation unit value at end of
 period                                     $3.821           $3.688           $3.631           $3.523           $3.401
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    742              909            1,073            1,142            1,039
HARTFORD STOCK SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                $18.169          $15.973          $16.095          $13.278          $17.746
Accumulation unit value at end of
 period                                    $20.561          $18.169          $15.973          $16.095          $13.278
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  2,203            3,169            6,042            6,517            3,587
HARTFORD TOTAL RETURN BOND SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $6.902           $6.845           $6.610           $6.141           $5.649
Accumulation unit value at end of
 period                                     $7.171           $6.902           $6.845           $6.610           $6.141
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,362            1,922            2,294            2,487            1,845

                                                                   YEAR ENDED DECEMBER 31,
                                           2001             2000             1999             1998             1997
--------------------------------------  ------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES
 SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $3.000           $2.754           $2.747           $2.606           $2.421
Accumulation unit value at end of
 period                                     $3.184           $3.000           $2.754           $2.747           $2.606
Number of accumulation units
 outstanding at end of period (in
 thousands)                                    802              720              845              891            1,035
HARTFORD STOCK SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                $20.472          $22.297          $22,925          $19,873          $17,228
Accumulation unit value at end of
 period                                    $17.746          $20.472          $22.297          $22,925          $19,873
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  3,941            4,171            4,584            4,483            5,082
HARTFORD TOTAL RETURN BOND SUB-ACCOUNT
Accumulation unit value at beginning
 of period.                                 $5.267           $4.758           $4.917           $4.604           $4.187
Accumulation unit value at end of
 period                                     $5.649           $5.263           $4.758           $4.917           $4.604
Number of accumulation units
 outstanding at end of period (in
 thousands)                                  1,830            1,541            1,773            1,804            1,606

                               TABLE OF CONTENTS
                                      FOR
                      STATEMENT OF ADDITIONAL INFORMATION


SECTION                                                                    PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION                                                          2
 Safekeeping of Assets                                                       2
 Experts                                                                     2
 Non-Participating                                                           2
 Misstatement of Age or Sex                                                  2
 Principal Underwriter                                                       2
PERFORMANCE RELATED INFORMATION                                              2
 Total Return for all Sub-Accounts                                           2
 Yield for Sub-Accounts                                                      3
 Money Market Sub-Accounts                                                   3
 Additional Materials                                                        3
 Performance Comparisons                                                     3
FINANCIAL STATEMENTS                                                       SA-1

    To obtain a Statement of Additional Information, complete the form below and mail to:

     Hartford Life Insurance Company
     P.O. Box 1583
     Hartford, CT 06144-1583


    Please send a Statement of Additional Information for Separate Account DC-I and Separate Account Two (DC-II) (Form HV-2138-14) to me at the following address:


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                              Name
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     City/State                                   Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY

             DC VARIABLE ACCOUNT I AND SEPARATE ACCOUNT TWO (DC-II)

                        GROUP VARIABLE ANNUITY CONTRACTS


This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.



To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.



Date of Prospectus: May 1, 2007
Date of Statement of Additional Information: May 1, 2007


TABLE OF CONTENTS


GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
PERFORMANCE RELATED INFORMATION                                                2
  Total Return for all Sub-Accounts                                            2
  Yield for Sub-Accounts                                                       3
  Money Market Sub-Accounts                                                    3
  Additional Materials                                                         3
  Performance Comparisons                                                      3
FINANCIAL STATEMENTS

2                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 21, 2007 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004) and the statements of assets and liabilities of Hartford Life Insurance Company DC Variable Account-I and Hartford Life Insurance Company Separate Account Two (the "Accounts") as of December 31, 2006, and the related statements of operations and of changes in net assets and the financial highlights for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 19, 2007, which reports are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.



NON-PARTICIPATING


The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.


Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. for the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2006: $1,275,420; 2005: $1,486,011 and 2004: $1,723,288.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for

HARTFORD LIFE INSURANCE COMPANY                                            3

-------------------------------------------------------------------------------

the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Hartford uses to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

4                                            HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF HARTFORD LIFE INSURANCE COMPANY
DC VARIABLE ACCOUNT - I AND THE
BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company DC Variable Account - I (the "Account") as of December 31, 2006 and the related statements of operations and changes in net assets, and the financial highlights for the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the investment companies; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting the Hartford Life Insurance Company DC Variable Account - I as of December 31, 2006, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 19, 2007

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN
                                   VP INTERNATIONAL         AMERICAN FUNDS
                                   VALUE PORTFOLIO           GROWTH FUND
                                   SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                          7,264                     302
                                     ============            ============
  Cost                                   $155,710                 $18,893
                                     ============            ============
  Market Value                           $179,710                 $19,322
 Due from Hartford Life
  Insurance Company                            --                      --
 Receivable from fund shares
  sold                                         13                       1
 Other assets                                  --                      --
                                     ------------            ------------
 Total Assets                             179,723                  19,323
                                     ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            13                       1
 Payable for fund shares
  purchased                                    --                      --
 Other liabilities                             --                      --
                                     ------------            ------------
 Total Liabilities                             13                       1
                                     ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                            $179,710                 $19,322
                                     ============            ============
Units Owned by Participants                15,232                   1,839
Unit Fair Value #                      $11.798265              $10.507159

(a)  From inception, April 17, 2006 to December 31, 2006.

#  Rounded unit values

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  CALVERT SOCIAL
                                     BALANCED           FIDELITY(R) VIP II       FRANKLIN INCOME
                                     PORTFOLIO            CONTRAFUND(R)          SECURITIES FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      323,524                   2,951                   6,166
                                    ===========            ============            ============
  Cost                                 $462,510                 $92,574                 $97,209
                                    ===========            ============            ============
  Market Value                         $656,754                 $92,857                $107,035
 Due from Hartford Life
  Insurance Company                          26                      18                      --
 Receivable from fund shares
  sold                                       --                      --                       8
 Other assets                               238                      --                      --
                                    -----------            ------------            ------------
 Total Assets                           657,018                  92,875                 107,043
                                    -----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                      --                       8
 Payable for fund shares
  purchased                                  26                      18                      --
 Other liabilities                           --                      --                      --
                                    -----------            ------------            ------------
 Total Liabilities                           26                      18                       8
                                    -----------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $656,992                 $92,857                $107,035
                                    ===========            ============            ============
Units Owned by Participants             181,562                   8,805                   9,456
Unit Fair Value #                     $3.618547              $10.545712              $11.319336

                                                           HARTFORD TOTAL          HARTFORD CAPITAL
                                 HARTFORD ADVISERS          RETURN BOND              APPRECIATION
                                      HLS FUND                HLS FUND                 HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       326,846                 167,283                   318,689
                                    ============            ============             =============
  Cost                                $5,305,276              $1,972,234               $11,750,028
                                    ============            ============             =============
  Market Value                        $7,386,242              $1,879,914               $17,046,358
 Due from Hartford Life
  Insurance Company                          465                      --                     1,126
 Receivable from fund shares
  sold                                        --                  39,645                        --
 Other assets                                278                       4                        --
                                    ------------            ------------             -------------
 Total Assets                          7,386,985               1,919,563                17,047,484
                                    ------------            ------------             -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                  39,645                        --
 Payable for fund shares
  purchased                                  465                      --                     1,126
 Other liabilities                            --                      --                        50
                                    ------------            ------------             -------------
 Total Liabilities                           465                  39,645                     1,176
                                    ------------            ------------             -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $7,386,520              $1,879,918               $17,046,308
                                    ============            ============             =============
Units Owned by Participants              939,498                 255,824                   757,127
Unit Fair Value #                      $7.862200               $7.348494                $22.514454

(a)  From inception, April 17, 2006 to December 31, 2006.

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       HARTFORD
                                     DIVIDEND AND              HARTFORD
                                   GROWTH HLS FUND         GROWTH HLS FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT (A)
------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                        172,784                      23
                                     ============            ============
  Cost                                 $2,928,993                    $285
                                     ============            ============
  Market Value                         $3,938,013                    $281
 Due from Hartford Life
  Insurance Company                           469                      --
 Receivable from fund shares
  sold                                         --                      --
 Other assets                                 425                      --
                                     ------------            ------------
 Total Assets                           3,938,907                     281
                                     ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      --
 Payable for fund shares
  purchased                                   469                      --
 Other liabilities                             --                      --
                                     ------------            ------------
 Total Liabilities                            469                      --
                                     ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $3,938,438                    $281
                                     ============            ============
Units Owned by Participants             1,078,486                      28
Unit Fair Value #                       $3.651822              $10.052271

(a)  From inception, April 17, 2006 to December 31, 2006.

#  Rounded unit values

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                    HARTFORD
                                                 INTERNATIONAL             HARTFORD
                         HARTFORD INDEX          OPPORTUNITIES           MONEY MARKET
                            HLS FUND                HLS FUND               HLS FUND
                          SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares              92,140                 147,989                622,547
                          ============            ============            ===========
  Cost                      $2,217,303              $1,790,417               $622,547
                          ============            ============            ===========
  Market Value              $2,982,052              $2,252,354               $622,547
 Due from Hartford
  Life Insurance
  Company                          142                     179                    569
 Receivable from
  fund shares sold                  --                      --                     --
 Other assets                        5                      --                     42
                          ------------            ------------            -----------
 Total Assets                2,982,199               2,252,533                623,158
                          ------------            ------------            -----------
LIABILITIES:
 Due to Hartford
  Life Insurance
  Company                           --                      --                     --
 Payable for fund
  shares purchased                 142                     179                    569
 Other liabilities                  --                     199                     --
                          ------------            ------------            -----------
 Total Liabilities                 142                     378                    569
                          ------------            ------------            -----------
NET ASSETS:
 For Variable
  Annuity Contract
  Liabilities               $2,982,057              $2,252,155               $622,589
                          ============            ============            ===========
Units Owned by
 Participants                  533,091                 842,089                174,793
Unit Fair Value #            $5.593893               $2.674486              $3.561865


                           HARTFORD               HARTFORD           HARTFORD
                      MORTGAGE SECURITIES      SMALLCAP GROWTH        STOCK
                           HLS FUND               HLS FUND           HLS FUND
                          SUB-ACCOUNT          SUB-ACCOUNT (A)     SUB-ACCOUNT
-------------------  ----------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares             50,379                     95            111,238
                          ===========            ===========       ============
  Cost                       $545,797                 $1,960         $4,150,566
                          ===========            ===========       ============
  Market Value               $544,875                 $1,968         $5,848,161
 Due from Hartford
  Life Insurance
  Company                          --                     --                 --
 Receivable from
  fund shares sold                 33                     --                139
 Other assets                      --                     --                  2
                          -----------            -----------       ------------
 Total Assets                 544,908                  1,968          5,848,302
                          -----------            -----------       ------------
LIABILITIES:
 Due to Hartford
  Life Insurance
  Company                          33                     --                139
 Payable for fund
  shares purchased                 --                     --                 --
 Other liabilities                  2                     --                 --
                          -----------            -----------       ------------
 Total Liabilities                 35                     --                139
                          -----------            -----------       ------------
NET ASSETS:
 For Variable
  Annuity Contract
  Liabilities                $544,873                 $1,968         $5,848,163
                          ===========            ===========       ============
Units Owned by
 Participants                 142,096                    200            269,443
Unit Fair Value #           $3.834546              $9.850796         $21.704618

(a)  From inception, April 17, 2006 to December 31, 2006.

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    VAN KAMPEN UIF          VAN KAMPEN UIF
                                   U.S. REAL ESTATE           EQUITY AND
                                      PORTFOLIO                 INCOME
                                   SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                          2,906                     222
                                     ============            ============
  Cost                                    $75,158                  $3,086
                                     ============            ============
  Market Value                            $84,550                  $3,306
 Due from Hartford Life
  Insurance Company                            --                      --
 Receivable from fund shares
  sold                                          6                      --
 Other assets                                   1                      --
                                     ------------            ------------
 Total Assets                              84,557                   3,306
                                     ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             6                      --
 Payable for fund shares
  purchased                                    --                      --
 Other liabilities                             --                      --
                                     ------------            ------------
 Total Liabilities                              6                      --
                                     ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                             $84,551                  $3,306
                                     ============            ============
Units Owned by Participants                 6,669                     301
Unit Fair Value #                      $12.677924              $10.993267

(a)  From inception, April 17, 2006 to December 31, 2006.

#  Rounded unit values

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           OPPENHEIMER
                                  VAN KAMPEN UIF        GLOBAL SECURITIES             PUTNAM
                                  MID CAP GROWTH               FUND              SMALL CAP VALUE
                                  SUB-ACCOUNT (A)        SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                        1,742                     406                     444
                                    ===========            ============            ============
  Cost                                  $19,941                 $12,970                  $9,719
                                    ===========            ============            ============
  Market Value                          $21,636                 $14,802                 $10,763
 Due from Hartford Life
  Insurance Company                          --                      --                      --
 Receivable from fund shares
  sold                                        2                       1                       1
 Other assets                                --                      --                      --
                                    -----------            ------------            ------------
 Total Assets                            21,638                  14,803                  10,764
                                    -----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           2                       1                       1
 Payable for fund shares
  purchased                                  --                      --                      --
 Other liabilities                           --                      --                      --
                                    -----------            ------------            ------------
 Total Liabilities                            2                       1                       1
                                    -----------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                  $21,636                 $14,802                 $10,763
                                    ===========            ============            ============
Units Owned by Participants               2,171                   1,364                   1,016
Unit Fair Value #                     $9.965826              $10.852355              $10.599418

                                                               ROYCE
                                     PIMCO VIT               SMALL-CAP             VAN KAMPEN LIT
                                    REAL RETURN              PORTFOLIO                COMSTOCK
                                  SUB-ACCOUNT (A)         SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
-----------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                           840                   3,369                     267
                                    ============            ============            ============
  Cost                                   $10,461                 $34,216                  $3,919
                                    ============            ============            ============
  Market Value                           $10,026                 $35,946                  $3,927
 Due from Hartford Life
  Insurance Company                           --                      --                      --
 Receivable from fund shares
  sold                                         1                       3                      --
 Other assets                                 --                      --                      --
                                    ------------            ------------            ------------
 Total Assets                             10,027                  35,949                   3,927
                                    ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            1                       3                      --
 Payable for fund shares
  purchased                                   --                      --                      --
 Other liabilities                             5                      --                      --
                                    ------------            ------------            ------------
 Total Liabilities                             6                       3                      --
                                    ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                   $10,021                 $35,946                  $3,927
                                    ============            ============            ============
Units Owned by Participants                  974                   3,464                     349
Unit Fair Value #                     $10.286849              $10.377024              $11.261739

(a)  From inception, April 17, 2006 to December 31, 2006.

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN
                                  VP INTERNATIONAL       AMERICAN FUNDS
                                   VALUE PORTFOLIO         GROWTH FUND
                                   SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $44                 $99
                                      ---------               -----
EXPENSE:
 Mortality and expense risk
  charges                                  (587)                (30)
                                      ---------               -----
  Net investment income (loss)             (543)                 69
                                      ---------               -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                      10                  --
 Net realized gain on
  distributions                              63                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            24,000                 429
                                      ---------               -----
  Net gain (loss) on
   investments                           24,073                 429
                                      ---------               -----
  Net increase (decrease) in
   net assets resulting from
   operations                           $23,530                $498
                                      =========               =====

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 CALVERT SOCIAL
                                    BALANCED        FIDELITY(R) VIP II      FRANKLIN INCOME
                                    PORTFOLIO          CONTRAFUND(R)        SECURITIES FUND
                                 SUB-ACCOUNT (A)      SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $14,722                $696                  $ --
                                    ---------             -------               -------
EXPENSE:
 Mortality and expense risk
  charges                              (6,001)               (390)                 (407)
                                    ---------             -------               -------
  Net investment income
   (loss)                               8,721                 306                  (407)
                                    ---------             -------               -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 7,500                (377)                    1
 Net realized gain on
  distributions                        11,297               6,554                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          22,062                 283                 9,826
                                    ---------             -------               -------
  Net gain (loss) on
   investments                         40,859               6,460                 9,827
                                    ---------             -------               -------
  Net increase (decrease) in
   net assets resulting from
   operations                         $49,580              $6,766                $9,420
                                    =========             =======               =======

                                                        HARTFORD TOTAL        HARTFORD CAPITAL
                                 HARTFORD ADVISERS        RETURN BOND           APPRECIATION
                                     HLS FUND              HLS FUND               HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $168,717              $95,302                $218,185
                                    -----------            ---------            ------------
EXPENSE:
 Mortality and expense risk
  charges                               (70,148)             (18,246)               (152,885)
                                    -----------            ---------            ------------
  Net investment income
   (loss)                                98,569               77,056                  65,300
                                    -----------            ---------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 242,227              (18,103)                159,803
 Net realized gain on
  distributions                         524,325                  281               2,099,612
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (165,622)              15,829                 118,983
                                    -----------            ---------            ------------
  Net gain (loss) on
   investments                          600,930               (1,993)              2,378,398
                                    -----------            ---------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $699,499              $75,063              $2,443,698
                                    ===========            =========            ============

(a)  From inception, April 17, 2006 to December 31, 2006.

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      HARTFORD
                                    DIVIDEND AND            HARTFORD
                                  GROWTH HLS FUND       GROWTH HLS FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (A)
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $65,183               $ --
                                     ----------               ----
EXPENSE:
 Mortality and expense risk
  charges                               (37,573)                --
                                     ----------               ----
  Net investment income (loss)           27,610                 --
                                     ----------               ----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 184,495                 --
 Net realized gain on
  distributions                         280,697                 10
 Net unrealized appreciation
  (depreciation) of
  investments during the year           245,203                 (4)
                                     ----------               ----
  Net gain (loss) on
   investments                          710,395                  6
                                     ----------               ----
  Net increase (decrease) in
   net assets resulting from
   operations                          $738,005                 $6
                                     ==========               ====

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           HARTFORD
                                                        INTERNATIONAL            HARTFORD
                                  HARTFORD INDEX        OPPORTUNITIES          MONEY MARKET
                                     HLS FUND              HLS FUND              HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $48,316               $57,053               $27,588
                                    ----------            ----------             ---------
EXPENSE:
 Mortality and expense risk
  charges                              (27,666)              (18,390)               (5,395)
                                    ----------            ----------             ---------
  Net investment income
   (loss)                               20,650                38,663                22,193
                                    ----------            ----------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                123,537                48,690                    --
 Net realized gain on
  distributions                        328,442               166,233                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (56,263)              129,924                    --
                                    ----------            ----------             ---------
  Net gain (loss) on
   investments                         395,716               344,847                    --
                                    ----------            ----------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $416,366              $383,510               $22,193
                                    ==========            ==========             =========


                                      HARTFORD                HARTFORD               HARTFORD
                                 MORTGAGE SECURITIES       SMALLCAP GROWTH            STOCK
                                      HLS FUND                HLS FUND               HLS FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT (A)         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $59,545                  $ --                  $74,067
                                      ---------                 -----               ----------
EXPENSE:
 Mortality and expense risk
  charges                                (5,362)                   (2)                 (55,983)
                                      ---------                 -----               ----------
  Net investment income
   (loss)                                54,183                    (2)                  18,084
                                      ---------                 -----               ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (1,395)                  148                  441,781
 Net realized gain on
  distributions                              --                    --                  323,232
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (32,095)                    8                   16,608
                                      ---------                 -----               ----------
  Net gain (loss) on
   investments                          (33,490)                  156                  781,621
                                      ---------                 -----               ----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $20,693                  $154                 $799,705
                                      =========                 =====               ==========

(a)  From inception, April 17, 2006 to December 31, 2006.

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  VAN KAMPEN UIF       VAN KAMPEN UIF
                                 U.S. REAL ESTATE        EQUITY AND
                                     PORTFOLIO             INCOME
                                  SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $231                $35
                                     ---------              -----
EXPENSE:
 Mortality and expense risk
  charges                                 (291)               (17)
                                     ---------              -----
  Net investment income (loss)             (60)                18
                                     ---------              -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (450)                 1
 Net realized gain on
  distributions                          1,584                 67
 Net unrealized appreciation
  (depreciation) of
  investments during the year            9,392                220
                                     ---------              -----
  Net gain (loss) on
   investments                          10,526                288
                                     ---------              -----
  Net increase (decrease) in
   net assets resulting from
   operations                          $10,466               $306
                                     =========              =====

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        OPPENHEIMER
                                 VAN KAMPEN UIF      GLOBAL SECURITIES         PUTNAM
                                 MID CAP GROWTH            FUND            SMALL CAP VALUE
                                 SUB-ACCOUNT (A)      SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $ --                 $ --                 $ --
                                     -------              -------              -------
EXPENSE:
 Mortality and expense risk
  charges                                (80)                 (62)                 (28)
                                     -------              -------              -------
  Net investment income
   (loss)                                (80)                 (62)                 (28)
                                     -------              -------              -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   --                   --                   --
 Net realized gain on
  distributions                          196                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,695                1,832                1,044
                                     -------              -------              -------
  Net gain (loss) on
   investments                         1,891                1,832                1,044
                                     -------              -------              -------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,811               $1,770               $1,016
                                     =======              =======              =======

                                                          ROYCE
                                   PIMCO VIT            SMALL-CAP         VAN KAMPEN LIT
                                  REAL RETURN           PORTFOLIO            COMSTOCK
                                SUB-ACCOUNT (A)      SUB-ACCOUNT (A)     SUB-ACCOUNT (A)
-----------------------------  -----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $122                  $22               $ --
                                     ------              -------               ----
EXPENSE:
 Mortality and expense risk
  charges                               (23)                (120)                (1)
                                     ------              -------               ----
  Net investment income
   (loss)                                99                  (98)                (1)
                                     ------              -------               ----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (119)                  --                 --
 Net realized gain on
  distributions                         314                1,600                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (435)               1,730                  8
                                     ------              -------               ----
  Net gain (loss) on
   investments                         (240)               3,330                  8
                                     ------              -------               ----
  Net increase (decrease) in
   net assets resulting from
   operations                         $(141)              $3,232                 $7
                                     ======              =======               ====

(a)  From inception, April 17, 2006 to December 31, 2006.

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN
                                  VP INTERNATIONAL      AMERICAN FUNDS
                                  VALUE PORTFOLIO         GROWTH FUND
                                  SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
-------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(543)                 $69
 Net realized gain (loss) on
  security transactions                      10                   --
 Net realized gain on
  distributions                              63                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            24,000                  429
                                     ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             23,530                  498
                                     ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                2,252                   --
 Net transfers                          153,935               18,823
 Surrenders for benefit
  payments and fees                          (7)                   1
                                     ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     156,180               18,824
                                     ----------            ---------
 Net increase (decrease) in
  net assets                            179,710               19,322
NET ASSETS:
 Beginning of year                           --                   --
                                     ----------            ---------
 End of year                           $179,710              $19,322
                                     ==========            =========

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  CALVERT SOCIAL
                                     BALANCED        FIDELITY(R) VIP II     FRANKLIN INCOME
                                    PORTFOLIO           CONTRAFUND(R)       SECURITIES FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $8,721                 $306                 $(407)
 Net realized gain (loss) on
  security transactions                  7,500                 (377)                    1
 Net realized gain on
  distributions                         11,297                6,554                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           22,062                  283                 9,826
                                    ----------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            49,580                6,766                 9,420
                                    ----------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                              51,704                5,194                 3,195
 Net transfers                         (31,525)              80,898                94,420
 Surrenders for benefit
  payments and fees                    (87,167)                  (1)                   --
                                    ----------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (66,988)              86,091                97,615
                                    ----------            ---------            ----------
 Net increase (decrease) in
  net assets                           (17,408)              92,857               107,035
NET ASSETS:
 Beginning of year                     674,400                   --                    --
                                    ----------            ---------            ----------
 End of year                          $656,992              $92,857              $107,035
                                    ==========            =========            ==========

                                                            HARTFORD TOTAL         HARTFORD CAPITAL
                                  HARTFORD ADVISERS          RETURN BOND             APPRECIATION
                                      HLS FUND                 HLS FUND                HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $98,569                 $77,056                  $65,300
 Net realized gain (loss) on
  security transactions                   242,227                 (18,103)                 159,803
 Net realized gain on
  distributions                           524,325                     281                2,099,612
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (165,622)                 15,829                  118,983
                                    -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              699,499                  75,063                2,443,698
                                    -------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                                302,154                  49,086                  445,527
 Net transfers                           (695,323)                (38,996)                 114,000
 Surrenders for benefit
  payments and fees                    (1,231,498)               (333,862)              (2,606,634)
                                    -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,624,667)               (323,772)              (2,047,107)
                                    -------------            ------------            -------------
 Net increase (decrease) in
  net assets                             (925,168)               (248,709)                 396,591
NET ASSETS:
 Beginning of year                      8,311,688               2,128,627               16,649,717
                                    -------------            ------------            -------------
 End of year                           $7,386,520              $1,879,918              $17,046,308
                                    =============            ============            =============

(a)  From inception, April 17, 2006 to December 31, 2006.

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       HARTFORD
                                     DIVIDEND AND           HARTFORD
                                    GROWTH HLS FUND      GROWTH HLS FUND
                                      SUB-ACCOUNT        SUB-ACCOUNT (A)
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $27,610             $ --
 Net realized gain (loss) on
  security transactions                    184,495               --
 Net realized gain on
  distributions                            280,697               10
 Net unrealized appreciation
  (depreciation) of
  investments during the year              245,203               (4)
                                     -------------            -----
 Net increase (decrease) in
  net assets resulting from
  operations                               738,005                6
                                     -------------            -----
UNIT TRANSACTIONS:
 Purchases                                 153,445              189
 Net transfers                            (220,124)              87
 Surrenders for benefit
  payments and fees                       (980,549)              (1)
                                     -------------            -----
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,047,228)             275
                                     -------------            -----
 Net increase (decrease) in
  net assets                              (309,223)             281
NET ASSETS:
 Beginning of year                       4,247,661               --
                                     -------------            -----
 End of year                            $3,938,438             $281
                                     =============            =====

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                              HARTFORD
                                                           INTERNATIONAL             HARTFORD
                                   HARTFORD INDEX          OPPORTUNITIES           MONEY MARKET
                                      HLS FUND                HLS FUND               HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $20,650                 $38,663                $22,193
 Net realized gain (loss) on
  security transactions                  123,537                  48,690                     --
 Net realized gain on
  distributions                          328,442                 166,233                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (56,263)                129,924                     --
                                    ------------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             416,366                 383,510                 22,193
                                    ------------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                               126,122                  74,422                 18,936
 Net transfers                          (200,350)                750,818                120,045
 Surrenders for benefit
  payments and fees                     (627,501)               (376,694)              (189,099)
                                    ------------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (701,729)                448,546                (50,118)
                                    ------------            ------------            -----------
 Net increase (decrease) in
  net assets                            (285,363)                832,056                (27,925)
NET ASSETS:
 Beginning of year                     3,267,420               1,420,099                650,514
                                    ------------            ------------            -----------
 End of year                          $2,982,057              $2,252,155               $622,589
                                    ============            ============            ===========


                                     HARTFORD            HARTFORD        HARTFORD
                                MORTGAGE SECURITIES   SMALLCAP GROWTH      STOCK
                                     HLS FUND            HLS FUND        HLS FUND
                                    SUB-ACCOUNT       SUB-ACCOUNT (A)   SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $54,183              $(2)            $18,084
 Net realized gain (loss) on
  security transactions                  (1,395)             148             441,781
 Net realized gain on
  distributions                              --               --             323,232
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (32,095)               8              16,608
                                    -----------            -----       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             20,693              154             799,705
                                    -----------            -----       -------------
UNIT TRANSACTIONS:
 Purchases                               20,577               --             173,178
 Net transfers                          (51,847)           1,814            (444,508)
 Surrenders for benefit
  payments and fees                     (96,943)              --          (1,428,006)
                                    -----------            -----       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (128,213)           1,814          (1,699,336)
                                    -----------            -----       -------------
 Net increase (decrease) in
  net assets                           (107,520)           1,968            (899,631)
NET ASSETS:
 Beginning of year                      652,393               --           6,747,794
                                    -----------            -----       -------------
 End of year                           $544,873            $1,968         $5,848,163
                                    ===========            =====       =============

(a)  From inception, April 17, 2006 to December 31, 2006.

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                   VAN KAMPEN UIF        VAN KAMPEN UIF
                                   U.S REAL ESTATE         EQUITY AND
                                      PORTFOLIO              INCOME
                                   SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(60)                 $18
 Net realized gain (loss) on
  security transactions                    (450)                   1
 Net realized gain on
  distributions                           1,584                   67
 Net unrealized appreciation
  (depreciation) of
  investments during the year             9,392                  220
                                      ---------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                             10,466                  306
                                      ---------              -------
UNIT TRANSACTIONS:
 Purchases                                   --                   --
 Net transfers                           74,084                3,000
 Surrenders for benefit
  payments and fees                           1                   --
                                      ---------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      74,085                3,000
                                      ---------              -------
 Net increase (decrease) in
  net assets                             84,551                3,306
NET ASSETS:
 Beginning of year                           --                   --
                                      ---------              -------
 End of year                            $84,551               $3,306
                                      =========              =======

(a)  From inception, April 17, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        OPPENHEIMER
                                 VAN KAMPEN UIF      GLOBAL SECURITIES         PUTNAM
                                 MID CAP GROWTH            FUND            SMALL CAP VALUE
                                 SUB-ACCOUNT (A)      SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(80)                $(62)                $(28)
 Net realized gain (loss) on
  security transactions                    --                   --                   --
 Net realized gain on
  distributions                           196                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,695                1,832                1,044
                                    ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,811                1,770                1,016
                                    ---------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                              2,264                  283                1,141
 Net transfers                         17,562               12,749                8,610
 Surrenders for benefit
  payments and fees                        (1)                  --                   (4)
                                    ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    19,825               13,032                9,747
                                    ---------            ---------            ---------
 Net increase (decrease) in
  net assets                           21,636               14,802               10,763
NET ASSETS:
 Beginning of year                         --                   --                   --
                                    ---------            ---------            ---------
 End of year                          $21,636              $14,802              $10,763
                                    =========            =========            =========

                                                           ROYCE
                                    PIMCO VIT            SMALL CAP         VAN KAMPEN LIT
                                   REAL RETURN           PORTFOLIO            COMSTOCK
                                 SUB-ACCOUNT (A)      SUB-ACCOUNT (A)      SUB-ACCOUNT (A)
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $99                 $(98)                $(1)
 Net realized gain (loss) on
  security transactions                  (119)                  --                  --
 Net realized gain on
  distributions                           314                1,600                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (435)               1,730                   8
                                    ---------            ---------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                             (141)               3,232                   7
                                    ---------            ---------             -------
UNIT TRANSACTIONS:
 Purchases                              1,698                  781                  --
 Net transfers                          8,470               31,933               3,920
 Surrenders for benefit
  payments and fees                        (6)                  --                  --
                                    ---------            ---------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    10,162               32,714               3,920
                                    ---------            ---------             -------
 Net increase (decrease) in
  net assets                           10,021               35,946               3,927
NET ASSETS:
 Beginning of year                         --                   --                  --
                                    ---------            ---------             -------
 End of year                          $10,021              $35,946              $3,927
                                    =========            =========             =======

(a)  From inception, April 17, 2006 to December 31, 2006.

DC VARIABLE ACCOUNT - 1

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                   CALVERT SOCIAL                                   HARTFORD TOTAL
                                      BALANCED            HARTFORD ADVISERS          RETURN BOND
                                      PORTFOLIO               HLS FUND                 HLS FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT (A)
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $4,140                 $194,847                $147,917
 Net realized gain (loss) on
  security transactions                   17,296                  750,499                 (24,543)
 Net realized gain on
  distributions                               --                  478,670                  16,624
 Net unrealized appreciation
  (depreciation) of
  investments during the year             14,228                 (900,006)               (102,722)
                                     -----------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              35,664                  524,010                  37,276
                                     -----------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                87,980                  289,454                 120,580
 Net transfers                            26,218                 (278,957)                (28,361)
 Surrenders for benefit
  payments and fees                     (338,511)              (3,088,057)               (853,986)
                                     -----------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (224,313)              (3,077,560)               (761,767)
                                     -----------            -------------            ------------
 Net increase (decrease) in
  net assets                            (188,649)              (2,553,550)               (724,491)
NET ASSETS:
 Beginning of year                       863,049               10,865,238               2,853,118
                                     -----------            -------------            ------------
 End of year                            $674,400               $8,311,688              $2,128,627
                                     ===========            =============            ============

(a)  Formerly Hartford Bond HLS Fund Sub-Account. Change effective March 15,
     2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                              HARTFORD
                               HARTFORD CAPITAL             HARTFORD                                       INTERNATIONAL
                                 APPRECIATION             DIVIDEND AND            HARTFORD INDEX           OPPORTUNITIES
                                   HLS FUND              GROWTH HLS FUND             HLS FUND                 HLS FUND
                                  SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                              $(18,421)                 $36,279                  $28,931                $(14,655)
 Net realized gain (loss)
  on security transactions           2,309,198                  100,773                  151,474                  97,542
 Net realized gain on
  distributions                      2,318,897                  195,352                  129,939                      --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                              (2,168,553)                 (92,441)                (194,998)                106,894
                                 -------------            -------------            -------------            ------------
 Net increase (decrease)
  in net assets resulting
  from operations                    2,441,121                  239,963                  115,346                 189,781
                                 -------------            -------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                             711,338                  267,895                  272,714                 110,572
 Net transfers                        (204,122)                 622,142                 (152,477)                187,729
 Surrenders for benefit
  payments and fees                 (8,110,904)              (1,826,306)              (1,382,398)               (726,041)
                                 -------------            -------------            -------------            ------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            (7,603,688)                (936,269)              (1,262,161)               (427,740)
                                 -------------            -------------            -------------            ------------
 Net increase (decrease)
  in net assets                     (5,162,567)                (696,306)              (1,146,815)               (237,959)
NET ASSETS:
 Beginning of year                  21,812,284                4,943,967                4,414,235               1,658,058
                                 -------------            -------------            -------------            ------------
 End of year                       $16,649,717               $4,247,661               $3,267,420              $1,420,099
                                 =============            =============            =============            ============


                                  HARTFORD                HARTFORD           HARTFORD
                                MONEY MARKET        MORTGAGE SECURITIES        STOCK
                                  HLS FUND                HLS FUND           HLS FUND
                                 SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
--------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)                             $14,650                 $29,054             $59,782
 Net realized gain (loss)
  on security transactions                --                  (5,929)            534,431
 Net realized gain on
  distributions                           --                      --                  --
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                                    --                 (11,349)             62,519
                                 -----------            ------------       -------------
 Net increase (decrease)
  in net assets resulting
  from operations                     14,650                  11,776             656,732
                                 -----------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                            34,698                  48,944             388,279
 Net transfers                         8,008                 (29,626)           (559,457)
 Surrenders for benefit
  payments and fees                 (213,731)               (299,880)         (3,193,579)
                                 -----------            ------------       -------------
 Net increase (decrease)
  in net assets resulting
  from unit transactions            (171,025)               (280,562)         (3,364,757)
                                 -----------            ------------       -------------
 Net increase (decrease)
  in net assets                     (156,375)               (268,786)         (2,708,025)
NET ASSETS:
 Beginning of year                   806,889                 921,179           9,455,819
                                 -----------            ------------       -------------
 End of year                        $650,514                $652,393          $6,747,794
                                 ===========            ============       =============

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    DC Variable Account-I (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the AllianceBernstein VP International Value Portfolio, American Funds Growth Fund, Calvert Social Balanced Portfolio, Fidelity(R) VIP II Contrafund(R), Franklin Income Securities Fund, Hartford Advisers HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Growth HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Van Kampen UIF U.S. Real Estate Portfolio, Van Kampen UIF Equity and Income, Van Kampen UIF Mid Cap Growth, Oppenheimer Global Securities Fund, Putnam Small Cap Value, PIMCO VIT Real Return, Royce Small-Cap Portfolio and Van Kampen LIT Comstock.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

       b) SECURITY VALUATION -- The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2006.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. The sub-accounts are currently in the accumulation phase.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

       a) MORTALITY AND EXPENSE RISK CHARGES -- The Company, as issuer of variable annuity contracts provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 0.90% of the Account's average daily net assets.

-------------------------------------------------------------------------------

       b) TAX EXPENSE CHARGE -- If applicable, the Company will make deductions at a maximum rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

       c) ANNUAL MAINTENANCE FEE -- An annual maintenance fee up to $18 may be deducted from the contract's value each contract year. These deductions are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

4.     PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                      PURCHASES      PROCEEDS
SUB-ACCOUNT                                            AT COST      FROM SALES
--------------------------------------------------------------------------------
AllianceBernstein VP International Value Portfolio       $202,021        $46,321
American Funds Growth Fund                                 18,922             29
Calvert Social Balanced Portfolio                          79,740        126,730
Fidelity(R) VIP II Contrafund(R)                          103,666         10,715
Franklin Income Securities Fund                            97,482            274
Hartford Advisers HLS Fund                              1,000,473      2,002,272
Hartford Total Return Bond HLS Fund                       279,697        526,133
Hartford Capital Appreciation HLS Fund                  3,406,757      3,288,942
Hartford Dividend and Growth HLS Fund                     697,730      1,436,730
Hartford Growth HLS Fund                                      285             --
Hartford Index HLS Fund                                   469,458        822,099
Hartford International Opportunities HLS Fund           1,335,515        682,029
Hartford Money Market HLS Fund                            233,237        261,215
Hartford Mortgage Securities HLS Fund                      85,171        159,201
Hartford SmallCap Growth HLS Fund                          10,911          9,099
Hartford Stock HLS Fund                                   505,020      1,863,041
Van Kampen UIF U.S. Real Estate Portfolio                 101,482         25,874
Van Kampen UIF Equity and Income                            3,102             17
Van Kampen UIF Mid Cap Growth                              20,002             61
Oppenheimer Global Securities Fund                         13,026             56
Putnam Small Cap Value                                      9,746             27
PIMCO VIT Real Return                                      14,601          4,021
Royce Small-Cap Portfolio                                  34,309             93
Van Kampen LIT Comstock                                     3,920              1
                                                     ------------  -------------
                                                       $8,726,273    $11,264,980
                                                     ============  =============

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

-------------------------------------------------------------------------------

5.     CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the year ended December 31, 2006 were as follows:

                               UNITS           UNITS            NET INCREASE
SUB-ACCOUNT                   ISSUED         REDEEMED            (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VP
 International Value
 Portfolio                      19,649           4,417               15,232
American Funds Growth Fund       1,839              --                1,839
Calvert Social Balanced
 Portfolio                      17,490          36,833              (19,343)
Fidelity(R) VIP II
 Contrafund(R)                   9,922           1,117                8,805
Franklin Income Securities
 Fund                            9,456              --                9,456
Hartford Advisers HLS Fund      62,070         282,409             (220,339)
Hartford Total Return Bond
 HLS Fund                       31,259          76,297              (45,038)
Hartford Capital
 Appreciation HLS Fund          72,947         170,476              (97,529)
Hartford Dividend and
 Growth HLS Fund               136,410         445,377             (308,967)
Hartford Growth HLS Fund            28              --                   28
Hartford Index HLS Fund         27,560         162,809             (135,249)
Hartford International
 Opportunities HLS Fund        486,403         299,244              187,159
Hartford Money Market HLS
 Fund                           66,669          81,385              (14,716)
Hartford Mortgage
 Securities HLS Fund             8,200          42,595              (34,395)
Hartford SmallCap Growth
 HLS Fund                        1,118             918                  200
Hartford Stock HLS Fund         13,666          97,479              (83,813)
Van Kampen UIF U.S. Real
 Estate Portfolio                8,844           2,175                6,669
Van Kampen UIF Equity and
 Income                            301              --                  301
Van Kampen UIF Mid Cap
 Growth                          2,171              --                2,171
Oppenheimer Global
 Securities Fund                 1,364              --                1,364
Putnam Small Cap Value           1,016              --                1,016
PIMCO VIT Real Return            1,356             382                  974
Royce Small-Cap Portfolio        3,464              --                3,464
Van Kampen LIT Comstock            349              --                  349

    The changes in units outstanding for the year ended December 31, 2005 were as follows:

                               UNITS           UNITS            NET INCREASE
SUB-ACCOUNT                   ISSUED         REDEEMED            (DECREASE)
--------------------------------------------------------------------------------
Calvert Social Balanced
 Portfolio                      75,486         143,780              (68,294)
Hartford Advisers HLS Fund      97,529         549,002             (451,473)
Hartford Total Return Bond
 HLS Fund                       59,069         167,643             (108,574)
Hartford Capital
 Appreciation HLS Fund         127,669         555,146             (427,477)
Hartford Dividend and
 Growth HLS Fund               415,965         724,323             (308,358)
Hartford Index HLS Fund         67,768         334,539             (266,771)
Hartford International
 Opportunities HLS Fund        301,106         514,800             (213,694)
Hartford Money Market HLS
 Fund                          114,842         164,918              (50,076)
Hartford Mortgage
 Securities HLS Fund            36,083         112,400              (76,317)
Hartford Stock HLS Fund         26,561         211,091             (184,530)

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Sub-Account has outstanding units.

                                                          UNIT             CONTRACT              EXPENSE
SUB-ACCOUNT                                UNITS      FAIR VALUE #      OWNERS' EQUITY           RATIO*
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL
 VALUE PORTFOLIO
 2006  Lowest Contract Charges                15,232    $11.798265            $179,710             0.64%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
AMERICAN FUNDS GROWTH FUND
 2006  Lowest Contract Charges                 1,839     10.507159              19,322             0.63%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
CALVERT SOCIAL BALANCED PORTFOLIO
 2006  Lowest Contract Charges               181,562      3.618547             656,992             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2005  Lowest contract charges               200,905      3.356807             674,400             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2004  Lowest contract charges               269,199      3.205992             863,049             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2003  Lowest contract charges               276,776      2.988234             827,070             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2002  Lowest Contract Charges               343,539      2.554047             877,145             0.75%
    Highest contract charges               1,492,288      2.527012           3,771,030             0.91%
    Remaining contract charges                 5,065            --              12,814               --
FIDELITY(R) VIP II CONTRAFUND(R)
 2006  Lowest Contract Charges                 8,805     10.545712              92,857             0.65%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
FRANKLIN INCOME SECURITIES FUND
 2006  Lowest Contract Charges                 9,456     11.319336             107,035             0.65%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --

                                           INVESTMENT
                                             INCOME             TOTAL
SUB-ACCOUNT                                 RATIO**           RETURN***
--------------------------------------  -----------------------------------
ALLIANCEBERNSTEIN VP INTERNATIONAL
 VALUE PORTFOLIO
 2006  Lowest Contract Charges                 0.05%             17.49%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
AMERICAN FUNDS GROWTH FUND
 2006  Lowest Contract Charges                 2.11%              5.01%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
CALVERT SOCIAL BALANCED PORTFOLIO
 2006  Lowest Contract Charges                 2.21%              7.80%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2005  Lowest contract charges                 1.38%              4.70%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2004  Lowest contract charges                 1.44%              7.29%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2003  Lowest contract charges                 0.59%             18.25%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2002  Lowest Contract Charges                 2.78%            (12.81)%
    Highest contract charges                   2.13%            (12.94)%
    Remaining contract charges                   --                 --
FIDELITY(R) VIP II CONTRAFUND(R)
 2006  Lowest Contract Charges                 1.15%              5.14%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
FRANKLIN INCOME SECURITIES FUND
 2006  Lowest Contract Charges                   --              13.21%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                          UNIT             CONTRACT              EXPENSE
SUB-ACCOUNT                                UNITS      FAIR VALUE #      OWNERS' EQUITY           RATIO*
------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 2006  Lowest Contract Charges               939,498     $7.862200          $7,386,520             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2005  Lowest contract charges             1,159,837      7.166255           8,311,688             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2004  Lowest contract charges             1,611,310      6.743108          10,865,238             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2003  Lowest contract charges             1,844,723      6.558539          12,098,686             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2002  Lowest Contract Charges             2,915,004      5.644111          16,452,609             0.75%
    Highest contract charges                   2,644      5.590762              14,781             0.90%
    Remaining contract charges            13,280,334            --          74,171,249               --
HARTFORD TOTAL RETURN BOND HLS FUND
 2006  Lowest Contract Charges               255,824      7.348494           1,879,918             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2005  Lowest contract charges               300,862      7.075090           2,128,627             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2004  Lowest contract charges               409,436      6.968404           2,853,118             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2003  Lowest contract charges               467,834      6.720632           3,144,139             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2002  Lowest Contract Charges               374,666      6.354506           2,380,817             0.75%
    Highest contract charges                   2,509      6.294493              15,795             0.90%
    Remaining contract charges             3,133,116            --          19,701,141               --

                                           INVESTMENT
                                             INCOME             TOTAL
SUB-ACCOUNT                                 RATIO**           RETURN***
--------------------------------------  -----------------------------------
HARTFORD ADVISERS HLS FUND
 2006  Lowest Contract Charges                 2.17%              9.71%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2005  Lowest contract charges                 2.93%              6.28%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2004  Lowest contract charges                 1.82%              2.81%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2003  Lowest contract charges                 1.77%             17.43%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2002  Lowest Contract Charges                 2.92%            (14.44)%
    Highest contract charges                   2.95%            (14.56)%
    Remaining contract charges                   --                 --
HARTFORD TOTAL RETURN BOND HLS FUND
 2006  Lowest Contract Charges                 4.70%              3.86%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2005  Lowest contract charges                 6.65%              1.53%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2004  Lowest contract charges                 3.97%              3.69%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2003  Lowest contract charges                 4.34%              6.88%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2002  Lowest Contract Charges                 3.83%              9.26%
    Highest contract charges                   4.04%              9.10%
    Remaining contract charges                   --                 --

-------------------------------------------------------------------------------

                                                          UNIT             CONTRACT              EXPENSE
SUB-ACCOUNT                                UNITS      FAIR VALUE #      OWNERS' EQUITY           RATIO*
------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2006  Lowest Contract Charges               757,127    $22.514454         $17,046,308             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2005  Lowest contract charges               854,656     19.481186          16,649,717             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2004  Lowest contract charges             1,282,133     17.012504          21,812,284             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2003  Lowest contract charges             1,544,684     14.381333          22,214,616             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2002  Lowest Contract Charges             1,625,690     10.299870          16,744,393             0.75%
    Highest contract charges               8,417,379     10.192097          85,790,741             0.91%
    Remaining contract charges                 1,641            --              16,745               --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2006  Lowest Contract Charges             1,078,486      3.651822           3,938,438             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2005  Lowest contract charges             1,387,453      3.061481           4,247,661             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2004  Lowest contract charges             1,695,811      2.915400           4,943,967             0.92%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2003  Lowest contract charges             2,028,454      2.616715           5,307,886             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2002  Lowest Contract Charges               374,567      2.104311             788,205             0.75%
    Highest contract charges                   7,694      2.084435              16,037             0.90%
    Remaining contract charges             8,734,499            --          18,188,276               --
HARTFORD GROWTH HLS FUND
 2006  Lowest Contract Charges                    28     10.052271                 281             0.29%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --

                                           INVESTMENT
                                             INCOME             TOTAL
SUB-ACCOUNT                                 RATIO**           RETURN***
--------------------------------------  -----------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2006  Lowest Contract Charges                 1.28%             15.57%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2005  Lowest contract charges                 0.80%             14.51%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2004  Lowest contract charges                 0.25%             18.30%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2003  Lowest contract charges                 0.21%             41.10%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2002  Lowest Contract Charges                 0.60%            (20.30)%
    Highest contract charges                   0.51%            (20.42)%
    Remaining contract charges                   --                 --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2006  Lowest Contract Charges                 1.58%             19.28%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2005  Lowest contract charges                 1.63%              5.01%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2004  Lowest contract charges                 0.96%             11.42%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2003  Lowest contract charges                 0.58%             25.66%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2002  Lowest Contract Charges                 1.52%            (14.87)%
    Highest contract charges                   1.45%            (15.00)%
    Remaining contract charges                   --                 --
HARTFORD GROWTH HLS FUND
 2006  Lowest Contract Charges                 0.18%              0.69%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                          UNIT             CONTRACT              EXPENSE
SUB-ACCOUNT                                UNITS      FAIR VALUE #      OWNERS' EQUITY           RATIO*
------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
 2006  Lowest Contract Charges               533,091     $5.593893          $2,982,057             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2005  Lowest contract charges               668,340      4.888859           3,267,420             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2004  Lowest contract charges               935,111      4.720503           4,414,235             0.92%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2003  Lowest contract charges             1,410,969      4.314703           6,087,910             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2002  Lowest Contract Charges             1,539,671      1.269216           1,954,175             0.75%
    Highest contract charges               7,420,771      3.397819          25,214,437             0.91%
    Remaining contract charges                10,000            --              12,576               --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2006  Lowest Contract Charges               842,089      2.674486           2,252,155             0.90%
    Highest contract charges                      --            --                  --
    Remaining contract charges                    --            --                  --               --
 2005  Lowest contract charges               654,930      2.168319           1,420,099             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2004  Lowest contract charges               868,624      1.908831           1,658,058             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2003  Lowest contract charges             1,054,371      1.631138           1,719,824             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2002  Lowest Contract Charges               892,723      1.249640           1,115,583             0.75%
    Highest contract charges               4,747,246      1.236603           5,870,459             0.90%
    Remaining contract charges                 6,915            --               8,559               --

                                           INVESTMENT
                                             INCOME             TOTAL
SUB-ACCOUNT                                 RATIO**           RETURN***
--------------------------------------  -----------------------------------
HARTFORD INDEX HLS FUND
 2006  Lowest Contract Charges                 1.57%             14.42%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2005  Lowest contract charges                 1.61%              3.57%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2004  Lowest contract charges                 0.82%              9.41%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2003  Lowest contract charges                 0.49%             26.98%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2002  Lowest Contract Charges                 1.09%            (23.03)%
    Highest contract charges                   0.91%            (23.14)%
    Remaining contract charges                   --                 --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2006  Lowest Contract Charges                 2.79%             23.34%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2005  Lowest contract charges                 0.00%             13.59%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2004  Lowest contract charges                 0.59%             17.02%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2003  Lowest contract charges                 0.42%             31.91%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2002  Lowest Contract Charges                 1.93%            (18.55)%
    Highest contract charges                   1.75%            (18.67)%
    Remaining contract charges                   --                 --

-------------------------------------------------------------------------------

                                                          UNIT             CONTRACT              EXPENSE
SUB-ACCOUNT                                UNITS      FAIR VALUE #      OWNERS' EQUITY           RATIO*
------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 2006  Lowest Contract Charges               174,793     $3.561865            $622,589             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2005  Lowest contract charges               189,509      3.432627             650,514             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2004  Lowest contract charges               239,585      3.367855             806,889             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2003  Lowest contract charges               302,718      3.366531           1,019,108             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2002  Lowest Contract Charges               525,247      3.407402           1,789,726             0.75%
    Highest contract charges                   7,498      3.375077              25,306             0.90%
    Remaining contract charges             2,911,598            --           9,817,176               --
HARTFORD MORTGAGE SECURITIES HLS FUND
 2006  Lowest Contract Charges               142,096      3.834546             544,873             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2005  Lowest contract charges               176,491      3.696457             652,393             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2004  Lowest contract charges               252,808      3.643787             921,179             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2003  Lowest contract charges               287,085      3.531225           1,013,762             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2002  Lowest Contract Charges               420,373      3.520225           1,479,809             0.75%
    Highest contract charges               2,649,585      3.483423           9,229,626             0.90%
    Remaining contract charges                 4,318            --              15,056               --
HARTFORD SMALLCAP GROWTH HLS FUND
 2006  Lowest Contract Charges                   200      9.850796               1,968             0.63%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --

                                           INVESTMENT
                                             INCOME             TOTAL
SUB-ACCOUNT                                 RATIO**           RETURN***
--------------------------------------  -----------------------------------
HARTFORD MONEY MARKET HLS FUND
 2006  Lowest Contract Charges                 4.63%              3.77%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2005  Lowest contract charges                 2.78%              1.92%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2004  Lowest contract charges                 0.90%              0.04%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2003  Lowest contract charges                 0.81%             (0.16)%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2002  Lowest Contract Charges                 1.45%              0.71%
    Highest contract charges                   1.45%              0.56%
    Remaining contract charges                   --                 --
HARTFORD MORTGAGE SECURITIES HLS FUND
 2006  Lowest Contract Charges                10.00%              3.74%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2005  Lowest contract charges                 4.28%              1.45%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2004  Lowest contract charges                 4.12%              3.19%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2003  Lowest contract charges                 3.21%              1.37%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2002  Lowest Contract Charges                 3.39%              7.35%
    Highest contract charges                   3.28%              7.19%
    Remaining contract charges                   --                 --
HARTFORD SMALLCAP GROWTH HLS FUND
 2006  Lowest Contract Charges                 0.00%             (1.41)%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --

DC VARIABLE ACCOUNT - I

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                          UNIT             CONTRACT              EXPENSE
SUB-ACCOUNT                                UNITS      FAIR VALUE #      OWNERS' EQUITY           RATIO*
------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
 2006  Lowest Contract Charges               269,443    $21.704618          $5,848,163             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2005  Lowest contract charges               353,256     19.101692           6,747,794             0.90%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2004  Lowest contract charges               139,282     17.582864           2,448,971             0.92%
    Highest contract charges                 398,504     17.582864           7,006,848             0.87%
    Remaining contract charges                    --            --                  --               --
 2003  Lowest contract charges               706,179     17.031776          12,027,487             0.91%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
 2002  Lowest Contract Charges               900,478     13.732093          12,365,446             0.75%
    Highest contract charges               4,706,805     13.588362          63,957,776             0.91%
    Remaining contract charges                 1,037            --              14,109               --
VAN KAMPEN UIF U.S. REAL ESTATE
 PORTFOLIO
 2006  Lowest Contract Charges                 6,669     12.677924              84,551             0.64%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
VAN KAMPEN UIF EQUITY AND INCOME
 2006  Lowest Contract Charges                   301     10.993267               3,306             0.65%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
VAN KAMPEN UIF MID CAP GROWTH
 2006  Lowest Contract Charges                 2,171      9.965826              21,636             0.64%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
OPPENHEIMER GLOBAL SECURITIES FUND/ VA
 2006  Lowest Contract Charges                 1,364     10.852355              14,802             0.65%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
PUTNAM SMALL CAP VALUE FUND
 2006  Lowest Contract Charges                 1,016     10.599418              10,763             0.65%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
PIMCO VIT REAL RETURN
 2006  Lowest Contract Charges                   974     10.286849              10,021             0.64%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --

                                           INVESTMENT
                                             INCOME             TOTAL
SUB-ACCOUNT                                 RATIO**           RETURN***
--------------------------------------  -----------------------------------
HARTFORD STOCK HLS FUND
 2006  Lowest Contract Charges                 1.19%             13.63%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2005  Lowest contract charges                 1.60%              8.64%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2004  Lowest contract charges                 0.66%              3.24%
    Highest contract charges                   1.12%              2.81%
    Remaining contract charges                   --                 --
 2003  Lowest contract charges                 0.39%             25.34%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
 2002  Lowest Contract Charges                 0.95%            (24.81)%
    Highest contract charges                   0.76%            (24.93)%
    Remaining contract charges                   --                 --
VAN KAMPEN UIF U.S. REAL ESTATE
 PORTFOLIO
 2006  Lowest Contract Charges                 0.51%             27.14%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
VAN KAMPEN UIF EQUITY AND INCOME
 2006  Lowest Contract Charges                 1.33%              9.86%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
VAN KAMPEN UIF MID CAP GROWTH
 2006  Lowest Contract Charges                 0.00%              0.04%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
OPPENHEIMER GLOBAL SECURITIES FUND/ VA
 2006  Lowest Contract Charges                 0.00%              8.11%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
PUTNAM SMALL CAP VALUE FUND
 2006  Lowest Contract Charges                 0.00%              6.10%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
PIMCO VIT REAL RETURN
 2006  Lowest Contract Charges                 3.35%              2.36%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --

-------------------------------------------------------------------------------

                                                          UNIT             CONTRACT              EXPENSE
SUB-ACCOUNT                                UNITS      FAIR VALUE #      OWNERS' EQUITY           RATIO*
------------------------------------------------------------------------------------------------------------
ROYCE SMALL-CAP PORTFOLIO
 2006  Lowest Contract Charges                 3,464    $10.377024             $35,946             0.65%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --
VAN KAMPEN LIT COMSTOCK
 2006  Lowest Contract Charges                   349     11.261739               3,927             0.61%
    Highest contract charges                      --            --                  --               --
    Remaining contract charges                    --            --                  --               --

                                           INVESTMENT
                                             INCOME             TOTAL
SUB-ACCOUNT                                 RATIO**           RETURN***
--------------------------------------  -----------------------------------
ROYCE SMALL-CAP PORTFOLIO
 2006  Lowest Contract Charges                 0.12%              4.07%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --
VAN KAMPEN LIT COMSTOCK
 2006  Lowest Contract Charges                 0.00%             12.79%
    Highest contract charges                     --                 --
    Remaining contract charges                   --                 --

* This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Accounts invest.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    Mortality and Expense Risk Charges -- The Company, as issuer of variable annuity contracts provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 0.90% of the Account's average daily net assets

    These charges are a reduction in unit values.

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee in the amount ranging from $0 to $18 may be deducted from the contract's value each contract year. The charge is deducted proportionally from the investment options in use at the time of the charge.

    These charges are a redemption of units.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the consolidated financial statement schedules listed in the Index at S-1 to S-3. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 of the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

Deloitte & Touche LLP
Hartford, Connecticut
February 21, 2007

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
                                                 (IN MILLIONS)
--------------------------------------------------------------------------------
REVENUES
 Fee income and other                  $3,113         $2,811         $2,592
 Earned premiums                          547            449            484
 Net investment income                  2,728          2,569          2,470
 Net realized capital gains              (299)            75            140
  (losses)
                                     --------       --------       --------
                     TOTAL REVENUES     6,089          5,904          5,686
                                     --------       --------       --------
BENEFITS, CLAIMS AND EXPENSES
 Benefits, claims and claim             3,205          3,008          3,111
  adjustment expenses
 Insurance expenses and other             853            798            709
 Amortization of deferred policy        1,175            945            825
  acquisition costs and present
  value of future profits
 Dividends to policyholders                22             37             29
                                     --------       --------       --------
TOTAL BENEFITS, CLAIMS AND EXPENSES     5,255          4,788          4,674
                                     --------       --------       --------
 Income before income tax expense         834          1,116          1,012
  and cumulative effect of
  accounting changes
 Income tax expense                       103            207             29
 Income before cumulative effect of       731            909            983
  accounting changes
 Cumulative effect of accounting           --             --            (18)
  changes, net of tax
                                     --------       --------       --------
                         NET INCOME      $731           $909           $965
                                     --------       --------       --------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                   AS OF DECEMBER 31,
                                                 2006              2005
                                                  (IN MILLIONS, EXCEPT
                                                     FOR SHARE DATA)
--------------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available for sale, at         $45,340           $43,242
  fair value (amortized cost of $44,540 and
  $42,256)
 Equity securities, available for sale, at            275               310
  fair value (cost of $267 and $303)
 Equity securities, held for trading, at                1                 1
  fair value
 Policy loans, at outstanding balance               2,009             1,971
 Mortgage loans on real estate                      2,631             1,355
 Other investments                                  1,024               579
                                              -----------       -----------
                           TOTAL INVESTMENTS       51,280            47,458
                                              -----------       -----------
 Cash                                                 186               124
 Premiums receivable and agents' balances              29                23
 Reinsurance recoverables                           1,393             1,114
 Deferred policy acquisition costs and              7,334             7,101
  present value of future profits
 Deferred income taxes                               (491  )           (516  )
 Goodwill                                             186               186
 Other assets                                       1,290             1,611
 Separate account assets                          179,943           150,523
                                              -----------       -----------
                                TOTAL ASSETS     $241,150          $207,624
                                              -----------       -----------
LIABILITIES
 Reserve for future policy benefits                $8,209            $7,406
 Other policyholder funds                          40,191            38,399
 Consumer Notes                                       258                --
 Other liabilities                                  4,890             3,959
 Separate account liabilities                     179,943           150,523
                                              -----------       -----------
                           TOTAL LIABILITIES      233,491           200,287
                                              -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES, NOTE           --                --
 11
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares authorized,               6                 6
  issued and outstanding, par value $5,690
 Capital surplus                                    2,586             2,405
 Accumulated other comprehensive income
  Net unrealized capital gains on                     290               464
   securities, net of tax
  Foreign currency translation adjustments              1                (1  )
                                              -----------       -----------
TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME          291               463
                                              -----------       -----------
 Retained earnings                                  4,777             4,463
                                              -----------       -----------
                  TOTAL STOCKHOLDER'S EQUITY        7,660             7,337
                                              -----------       -----------
  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY     $241,150          $207,624
                                              -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                  ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME (LOSS)
                                                                       NET             NET (LOSS)
                                                                    UNREALIZED           GAIN ON
                                                                  CAPITAL GAINS         CASH FLOW          FOREIGN
                                      COMMON                       (LOSSES) ON           HEDGING          CURRENCY
                                       STOCK         CAPITAL       SECURITIES,        INSTRUMENTS,       TRANSLATION
                                                     SURPLUS        NET OF TAX         NET OF TAX        ADJUSTMENTS
                                                                     (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------
2006
Balance, December 31, 2005               $6          $2,405             $577              $(113)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                       (77)
 Net loss on cash flow hedging
  instruments                                                                               (97)
 Cumulative translation
  adjustments                                                                                                  2
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        181
Dividends declared
        BALANCE, DECEMBER 31, 2006       $6          $2,586             $500              $(210)              $1
                                        ---          ------           ------              -----              ---
2005
Balance, December 31, 2004               $6          $2,240           $1,124              $(184)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                      (547)
 Net loss on cash flow hedging
  instruments                                                                                71
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        165
Dividends declared
        BALANCE, DECEMBER 31, 2005       $6          $2,405             $577              $(113)             $(1)
                                        ---          ------           ------              -----              ---
2004
Balance, December 31, 2003               $6          $2,240             $728               $(17)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Cumulative effect of accounting
  change                                                                 292
 Net change in unrealized capital
  gains (losses) on securities (2)                                       104
 Net loss on cash flow hedging
  instruments                                                                              (167)
Total other comprehensive income
 Total comprehensive income
Dividends declared
        BALANCE, DECEMBER 31, 2004       $6          $2,240           $1,124              $(184)             $(1)
                                        ---          ------           ------              -----              ---


                                                                TOTAL
                                           RETAINED         STOCKHOLDER'S
                                           EARNINGS             EQUITY
                                                (IN MILLIONS)
----------------------------------  --------------------------------------
2006
Balance, December 31, 2005                  $4,463              $7,337
Comprehensive income
 Net income                                    731                 731
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                 (77)
 Net loss on cash flow hedging
  instruments                                                      (97)
 Cumulative translation
  adjustments                                                        2
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                                   181
Dividends declared                            (417)               (417)
                                            ------              ------
        BALANCE, DECEMBER 31, 2006          $4,777              $7,660
                                            ------              ------
2005
Balance, December 31, 2004                  $4,064              $7,249
Comprehensive income
 Net income                                    909                 909
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                (547)
 Net loss on cash flow hedging
  instruments                                                       71
Total other comprehensive income                                  (476)
 Total comprehensive income                                        433
Capital contribution from parent                                   165
Dividends declared                            (510)               (510)
                                            ------              ------
        BALANCE, DECEMBER 31, 2005          $4,463              $7,337
                                            ------              ------
2004
Balance, December 31, 2003                  $3,648              $6,604
Comprehensive income
 Net income                                    965                 965
Other comprehensive income, net of
 tax (1)
 Cumulative effect of accounting
  change                                                           292
 Net change in unrealized capital
  gains (losses) on securities (2)                                 104
 Net loss on cash flow hedging
  instruments                                                     (167)
Total other comprehensive income                                   229
 Total comprehensive income                                      1,194
Dividends declared                            (549)               (549)
                                            ------              ------
        BALANCE, DECEMBER 31, 2004          $4,064              $7,249
                                            ------              ------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $(42), $(295), and $56 for the years ended December 31, 2006, 2005 and 2004, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $(52), $38 and $(90) for the years ended December 31, 2006, 2005 and 2004, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(75), $26 and $78 for the years ended December 31, 2006, 2005 and 2004 respectively.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2006            2005            2004
                                                (IN MILLIONS)
--------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income                            $731            $909            $965
 Adjustments to reconcile net
  income to net cash provided by
  operating activities
 Amortization of deferred policy
  acquisition costs and present
  value of future profits             1,175             945             825
 Additions to deferred policy
  acquisition costs and present
  value of future profits            (1,351)         (1,226)         (1,375)
 Change in:
 Reserve for future policy
  benefits, unpaid losses and
  loss adjustment expenses and
  unearned premiums                     836             129             726
 Reinsurance recoverables               (47)            177             (15)
 Receivables                             11              (3)             (3)
 Payables and accruals                  210             385            (212)
 Accrued and deferred income
  taxes                                 340              36             (21)
 Net realized capital losses
  (gains)                               299             (75)           (140)
 Depreciation and amortization          404             239              73
 Cumulative effect of accounting
  change, net of tax                     --              --              18
 Other, net                             157            (228)            (86)
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY OPERATING
                      ACTIVITIES      2,765           1,288             755
                                  ---------       ---------       ---------
INVESTING ACTIVITIES
 Proceeds from the
  sale/maturity/prepayment of:
 Fixed maturities,
  available-for-sale                 19,517          19,727          18,457
 Equity securities,
  available-for-sale                    249              38              75
 Mortgage loans                         301             354             238
 Partnerships                            91             169              34
 Payments for the purchase of:
 Fixed maturities,
  available-for-sale                (22,017)        (21,511)        (19,309)
 Equity securities,
  available-for-sale                   (455)            (60)            (92)
 Mortgage loans                      (1,574)           (915)           (564)
 Partnerships                          (496)           (337)           (111)
 Change in policy loans, net            (39)            647            (148)
 Change in payables for
  collateral under securities
  lending, net                          788            (276)             19
 Change in all other, net              (713)           (193)            486
                                  ---------       ---------       ---------
     NET CASH USED FOR INVESTING
                      ACTIVITIES     (4,348)         (2,357)           (915)
                                  ---------       ---------       ---------
FINANCING ACTIVITIES
 Capital contributions                                  129              --
 Dividends paid                        (300)           (498)           (549)
 Proceeds from issuance of
  consumer notes                        258              --              --
 Net receipts from investment
  and universal life-type
  contracts                           1,686           1,347             829
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY FINANCING
                      ACTIVITIES      1,644             978             280
                                  ---------       ---------       ---------
 Impact of foreign exchange               1              (1)             --
 Net (decrease) increase in cash         62             (92)            120
                                  ---------       ---------       ---------
 Cash -- beginning of year              124             216              96
                                  ---------       ---------       ---------
 Cash -- end of year                   $186            $124            $216
                                  ---------       ---------       ---------
Supplemental Disclosure of Cash
 Flow Information:
 Net Cash (Received) Paid During
  the Year for:
 Income taxes                         $(163)           $149             $42

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

The Company recaptured an indemnity reinsurance arrangement with Hartford Life and Accident Insurance Company in 2005. In conjunction with this transaction, the Company recorded a noncash capital contribution of $36 and a related extinguishment of the reinsurance recoverable liability.

The Company made noncash dividends of $117 and received noncash capital contributions of $154 from its parent company during 2006 related to the guaranteed minimum income benefit reinsurance agreement with Hartford Life Insurance, K.K.

The Company received, noncash capital contributions from its parent of $25 to settle intercompany balances related to stock compensation.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

NOTE 1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (collectively, "Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI") and Hartford International Life Reassurance Corporation ("HLRe"). The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct wholly-owned subsidiary of Hartford Holdings, Inc., a direct wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a leading financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services for savings and retirement needs; (b) individual life insurance for income protection and estate planning; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) corporate owned life insurance and (e) assumes fixed annuity products and guaranteed minimum income benefits ("GMIB") from Hartford Life's international operations.

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The consolidated financial statements include the accounts of Hartford Life Insurance Company in which the Company directly or indirectly has a controlling financial interest and those variable interest entities ("VIE") in which the Company is the primary beneficiary. The Company determines if it is the primary beneficiary using both qualitative and quantitative analysis. Entities in which Hartford Life Insurance Company does not have a controlling financial interest but in which the Company has significant influence over the operating and financing decisions are reported using the equity method. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated. For further discussion see Note 3.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and present value of future profits associated with variable annuity and other universal life-type contracts; the evaluation of other-than-temporary impairments on investments in available-for-sale securities; the valuation of guaranteed minimum withdrawal benefit derivatives and guaranteed minimum income benefit reinsurance derivatives; and contingencies relating to corporate litigation and regulatory matters.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements

In September 2006, the Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for how errors should be evaluated to assess materiality from a quantitative perspective. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. The Company adopted SAB 108 on December 31, 2006. The adoption had no effect on the Company's consolidated financial condition or results of operations.

Share-Based Payment

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which replaced SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS 123(R) requires companies to recognize compensation costs for share-based payments to employees based on the grant-date fair value of the award. In January 2003, the Company began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of SFAS 123 and therefore the adoption of SFAS 123(R) did not have a material effect on the Company's financial position or results of operations and is not expected to have a material effect on future operations.

The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments

In November 2005, the FASB released FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"), which effectively replaces Emerging Issues Task Force Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). FSP 115-1 contains a three-step model for evaluating impairments and carries forward the disclosure requirements in EITF Issue No. 03-1 pertaining to securities in an unrealized loss position. Under the model, any security in an unrealized loss position is considered impaired; an evaluation is made to determine whether the impairment is other-than-temporary; and, if an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. FSP 115-1 references existing other-than-temporary impairment guidance for determining when an impairment is other-than-temporary and clarifies that subsequent to the recognition of an other-than-temporary impairment loss for debt securities, an investor shall account for the security using the constant effective yield method. The Company adopted FSP 115-1 upon issuance. The adoption did not have a material effect on the Company's consolidated financial condition or results of operations.

Non-Traditional Long Duration Contracts

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses a wide variety of topics, some of which have a significant impact on the Company. The major provisions of SOP 03-1 require:

- Recognizing expenses for a variety of contracts and contract features, including guaranteed minimum death benefits ("GMDB"), certain death benefits on universal-life type contracts and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

- Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

- Reporting and measuring the Company's interest in its separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; and

- Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs ("DAC").

SOP 03-1 was effective for financial statements for fiscal years beginning after December 15, 2003. At the date of initial application, January 1, 2004, the cumulative effect of the adoption of SOP 03-1 on net income and other comprehensive income was comprised of the following individual impacts shown net of income tax benefit of $10:

                                                                                        OTHER
                                                                                    COMPREHENSIVE
                                                                 NET INCOME             INCOME
-----------------------------------------------------------------------------------------------------
COMPONENTS OF CUMULATIVE EFFECT OF ADOPTION
Establishing GMDB and other benefit reserves for annuity
 contracts                                                           $(50)                $ --
Reclassifying certain separate accounts to general account             30                  294
Other                                                                   2                   (2)
                                                                    -----               ------
                         TOTAL CUMULATIVE EFFECT OF ADOPTION         $(18)                $292
                                                                    -----               ------

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115" ("SFAS 159"). The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently. This statement permits entities to choose, at specified election dates, to measure eligible items at fair value (i.e., the fair value option). Items eligible for the fair value option include certain recognized financial assets and liabilities, rights and obligations under certain insurance contracts that are not financial instruments, host financial instruments resulting from the separation of an embedded nonfinancial derivative instrument from a nonfinancial hybrid instrument, and certain commitments. Business entities shall report unrealized gains and losses on items for which the fair value option has been elected in net income. The fair value option (a) may be applied instrument by instrument, with certain exceptions, (b) is irrevocable (unless a new election date occurs), and (c) is applied only to entire instruments and not to portions of instruments. SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain conditions. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. The Company expects to adopt SFAS 159 on January 1, 2008, but has not yet determined the items to which the Company may apply the fair value option and the impact on the Company's consolidated financial statements.

Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). This statement defines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2 and 3"). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with earlier application encouraged only in the initial quarter of an entity's fiscal year. The Company will adopt SFAS 157 on January 1, 2008, but has not yet quantified the impact. However, the Company has certain significant product riders, including GMWB, that are recorded using fair value. Under SFAS 157, fair value for GMWB will use significant Level 3 inputs including risk margins. The Company's account value associated with GMWB is $48.3 billion as of December 31, 2006. As a result, the one time realized capital loss that could be recorded upon the adoption of SFAS 157 could materially reduce the Company's 2008 net income. Realized gains and losses that will be recorded in future years are also likely to be more volatile than amounts recorded in prior years. In addition, adoption of SFAS 157 will result in a future reduction in variable annuity fee income as fees attributed to the embedded derivatives will increase consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of embedded derivative.

Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109

The FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"), dated June 2006. The interpretation requires public companies to recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized would be the amount that represents the largest amount of tax benefit that is greater than 50% likely of being ultimately realized. A liability would be recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess. FIN 48 will require a tabular reconciliation of the change in the aggregate unrecognized tax benefits claimed, or expected to be claimed, in tax returns and disclosure relating to accrued interest and penalties for unrecognized tax benefits. Disclosure will also be required for those uncertain tax positions where it is reasonably possible that the estimate of the tax benefit will change significantly in the next 12 months. FIN 48 is effective for fiscal years beginning after December 15, 2006. Upon adoption as of the first quarter of 2007, FIN 48 will not have a material effect on the Company's consolidated financial condition or results of operations.

Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). This statement amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interest in Securitized Financial Assets". This Statement: (a) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. The standard also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. The Company is required to apply SFAS 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007. SFAS 155 did not have an effect on the Company's consolidated financial condition and results of operations upon adoption at January 1, 2007. However, the standard could affect the future income recognition for securitized financial assets because there may be more embedded derivatives identified with changes in fair value recognized in net income.

Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts", ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. The Company will adopt SOP 05-1 on January 1, 2007. The Company expects the cumulative effect upon adoption of SOP 05-1 to be $10 to $20, after-tax, which will be recorded as a reduction in retained earnings as of January 1, 2007.

INVESTMENTS

The Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and accordingly, are carried at fair value with the after-tax difference from cost or amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments, reflected in stockholders' equity as a component of accumulated other comprehensive income ("AOCI"). Policy loans are carried at outstanding balance. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Other investments primarily consist of derivatives, and limited partnership interests and proportionate share limited liability companies (collectively "limited partnerships"). Limited partnerships are accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Derivatives are carried at fair value.

Valuation of Fixed Maturities

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: independent third party pricing service market quotations, independent broker quotations or pricing matrices, which use market data provided by external sources. With the exception of short-term securities for which amortized cost is predominantly used to approximate fair value, security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from independent pricing services with the remaining unpriced securities submitted to brokers for prices or lastly priced via a pricing matrix.

Prices from independent pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's asset-backed ("ABS") and commercial mortgage-backed securities ("CMBS") are priced via broker quotations. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from an independent third party service or an independent broker quotation. The pricing matrix begins with current treasury rates and uses credit spreads and issuer-specific yield adjustments received from an independent third party source to determine the market price for the security. The credit spreads, as assigned by a nationally recognized rating agency, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2006 and 2005, primarily consisted of non-144A private placements and have an average duration of 5.0 and 4.8 years, respectively.

The following table presents the fair value of fixed maturity securities by pricing source as of December 31, 2006 and 2005.

                                                            2006                                         2005
                                                                      PERCENTAGE                                   PERCENTAGE
                                                                       OF TOTAL                                     OF TOTAL
                                             FAIR VALUE               FAIR VALUE          FAIR VALUE               FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
Priced via independent market
 quotations                                     $37,190                    82.0%             $36,055                    83.4%
Priced via broker quotations                      3,567                     7.9                2,271                     5.2
Priced via matrices                               3,810                     8.4                3,667                     8.5
Priced via other methods                             79                     0.2                  202                     0.5
Short-term investments (1)                          694                     1.5                1,047                     2.4
                                              ---------                 -------            ---------                 -------
                                  TOTAL         $45,340                   100.0%             $43,242                   100.0%
                                              ---------                 -------            ---------                 -------

(1) Short-term investments are primarily valued at amortized cost, which approximates fair value.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

Other-Than-Temporary Impairments on Available-for-Sale Securities

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. The Company's accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets" ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost,
(b) the financial condition, credit rating and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

Each quarter, during this analysis, the Company asserts its intent and ability to retain until recovery those securities judged to be temporarily impaired. Once identified, these securities are systematically restricted from trading unless approved by the committee. The committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer's creditworthiness, a change in regulatory requirements or a major business combination or major disposition.

For certain securitized financial assets with contractual cash flows including ABS, EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Mortgage Loan Impairments

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

Net Realized Capital Gains and Losses

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Foreign currency transaction remeasurements are also included in net realized capital gains and losses. Net realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are recorded and offset by amounts owed to policyholders and were less than $1 for the years ended December 31, 2006, 2005 and 2004. Under the terms of the contracts, the net realized capital gains and losses will be credited to policyholders in future years as they are entitled to receive them.

Net Investment Income

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated principal repayments, if applicable. The calculation of amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For high credit quality securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments using the retrospective method. For non-highly rated securitized financial assets any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships, the equity method of accounting is used to recognize the Company's share of earnings. For fixed maturities that have had an other-than-temporary impairment loss, the Company amortizes the new cost basis to par or to estimated future value over the remaining life of the security based on future estimated cash flows.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of
Note 3.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivatives are recognized on the balance sheet at fair value. As of December 31, 2006 and 2005, approximately 82% and 84% of derivatives, respectively, based upon notional values, were priced via valuation models which utilize market data, while the remaining 18% and 16% of derivatives, respectively, were priced via broker quotations. These percentages exclude the guaranteed minimum withdrawal benefit ("GMWB") rider and the associated reinsurance contracts, which are discussed below as well as the reinsurance contracts associated with the GMIB product, which is discussed in Note 17. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, in the consolidated balance sheets, excluding embedded derivatives and GMWB and GMIB reinsurance contracts. Embedded derivatives are recorded in the consolidated balance sheets with the associated host instrument. GMWB and GMIB reinsurance assumed contract amounts are recorded in other policyholder funds in the consolidated balance sheets. GMWB reinsurance ceded amounts are recorded in reinsurance recoverables in the consolidated balance sheets.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation ("net investment" hedge) or (5) held for other investment and risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Net Investment in a Foreign Operation Hedges

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Other Investment and Risk Management Activities

The Company's other investment and risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses, both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the exposure policy thresholds which do not exceed $10. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A1/A or better, which are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset. To date, the Company has not incurred any losses on derivative instruments due to counterparty nonperformance.

Product Derivatives and Risk Management

Valuation of Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Income Benefit Reinsurance Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB represents an embedded derivative in the variable annuity contracts that is required to be reported separately from the host variable annuity contract. The Company also assumes GMIB from a related party. The GMIB reinsurance represents a free standing derivative. Both are carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process.

In valuing the embedded GMWB derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder for the GMWB over the Attributed Fees are associated with the host variable annuity contract recorded in fee income. Upon adoption of Statement of Financial Accounting Standard No. 157, "Fair Value Measurements", (SFAS 157) the Company will revise many of the assumptions used to value GMWB.

For contracts issued prior to July 2003, the Company has an unrelated party reinsurance arrangement in place to transfer its risk of loss due to GMWB. For contracts issued after July 2003, the Company had reinsured the risk of loss due to GMWB to a related party, Hartford Life and Accident Insurance Company. Both of these arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of both the derivative assets and liabilities related to the reinsured GMWB are recorded in net realized capital gains and losses. During September 2005, the Company recaptured the reinsurance agreement with the related party. As a result of the recapture, the Company received derivative instruments, used to hedge its exposure to the GMWB rider, including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index put options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. For the years ended December 31, 2006, 2005 and 2004, net realized capital gains and losses included the change in market value of the embedded derivative related to the GMWB liability, the derivative reinsurance arrangement and the related derivative contracts that were purchased as economic hedges, the net effect of which was a $26 loss, $55 loss and $0, before deferred policy acquisition costs and tax effects, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money', the Company's exposure as of December 31, 2006, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

Separate Accounts

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts include contracts, wherein the policyholder assumes the investment risk. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

Deferred Policy Acquisition Costs and Present Value of Future Profits Associated with Variable Annuity and Other Universal Life-Type Contracts

Accounting Policy and Assumptions

Life policy acquisition costs include commissions and certain other expenses that vary with and are primarily associated with acquiring business. Present value of future profits ("PVFP") is an intangible asset recorded upon applying purchase accounting in an acquisition of a life insurance company. Deferred policy acquisition costs and the present value of future profits intangible asset are amortized in the same way. Both are amortized over the estimated life of the contracts acquired. Within the following discussion, deferred policy acquisition costs and the present value of future profits intangible asset will be referred to as "DAC". At December 31, 2006 and December 31, 2005, the carrying value of the Company's Life DAC asset was $7.3 billion and $7.1 billion, respectively. Of those amounts, $4.4 billion and $4.5 billion related to individual variable annuities sold in the U.S., respectively, and $2.1 billion and $1.9 billion related to universal life-type contracts sold by Individual Life, respectively.

The Company amortizes DAC related to investment contracts and universal life-type contracts (including individual variable annuities) using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities on the Company's balance sheet, such as sales inducement assets and unearned revenue reserves. Components of EGPs are used to determine reserves for guaranteed minimum death and income benefits. For most contracts, the Company evaluates EGPs over a 20 year horizon as estimated profits emerging subsequent to year 20 are immaterial. The Company uses other measures for amortizing DAC, such as gross costs (net of reinsurance), as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. The Company also adjusts the DAC balance, through other comprehensive income, by an amount that represents the amortization of DAC that would have been required as a charge or credit to operations had unrealized gains and losses on investments been realized. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up", which are recorded in the current period. The true-up recorded for the years ended December 31, 2006, 2005 and 2004 was an increase to amortization of $45, $27 and $16, respectively.

Each year, the Company develops future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future gross profits are projected for the estimated lives of the contracts, and are, to a large extent, a function of future account value projections for individual variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, and mortality. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events. The Company's current aggregate separate account return assumption is approximately 8.0% (after fund fees, but before mortality and expense charges) for U.S. products. The overall actual return generated by the separate account is dependent on several factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds as well as equity sector weightings. The Company's overall U.S. separate account fund performance has been reasonably correlated to the overall performance of the S&P 500 Index (which closed at 1,418 on December 29, 2006), although no assurance can be provided that this correlation will continue in the future.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. Estimating future gross profits is important not only for determining the amortization of DAC but also in the accounting and valuation of sales inducement assets, unearned revenue reserves and guaranteed minimum death benefit reserves. The estimation process, the underlying assumptions and the resulting EGPs, are evaluated regularly.

During the fourth quarter of 2006, the Company refined its estimation process for DAC amortization and completed a comprehensive study of assumptions. The Company plans to complete a comprehensive assumption study and refine its estimate of future gross profits in the third quarter of 2007 and at least annually thereafter.

Upon completion of an assumption study, the Company will revise its assumptions to reflect its current best estimate, thereby changing its estimate of projected account values and the related EGPs in the DAC, sales inducement and unearned revenue reserve amortization models as well as the guaranteed minimum death benefit reserving models. The cumulative balance of DAC as well as sales inducement assets, unearned revenue reserves and guaranteed minimum death benefit reserves are adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as "unlocking". An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations being favorable compared to previous estimates of account value growth and EGPs. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations being unfavorable compared to previous estimates of account value growth and EGPs.

In addition to when a comprehensive assumption study is completed, comprehensive revisions to best estimate assumptions used to estimate future gross profits are necessary when the EGPs in the Company's models fall outside of a reasonable range of EGPs. The Company performs a quantitative process each quarter to determine the reasonable range of EGPs. This process involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are assumptions with respect to lapse rates, mortality, and expenses, based on the Company's most recent assumption study. These scenarios are run for individual variable annuity business and are used to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the Company's models. If EGPs used in the Company's models fall outside of the statistical ranges of reasonable EGPs, an "unlock" would be necessary. A similar approach is used for variable universal life business.

Unlock Results

As described above, during the fourth quarter of 2006, the Company completed its latest study of assumptions underlying EGPs, resulting in an "unlock". The study covered all assumptions, including mortality, lapses, expenses and separate account returns, in substantially all product lines. The new best estimate assumptions were applied to the current in-force to project future gross profits. The impact on the Company's assets and liabilities as a result of the unlock during the fourth quarter was as follows:

SEGMENT
AFTER-TAX (CHARGE)                                        UNEARNED REVENUE          DEATH AND INCOME
BENEFIT                            DAC and PVFP               Reserves            Benefit Reserves (1)
---------------------------------------------------------------------------------------------------------
Retail Products Group                    $(70)                    $5                       $(10)
Retirement Plans                           20                     --                         --
Individual Life                           (46)                    30                         --
Life -- Other                             (46)                    --                         --
                                      -------                   ----                      -----
                        TOTAL           $(142)                   $35                       $(10)
                                      -------                   ----                      -----

SEGMENT                             SALES
AFTER-TAX (CHARGE)                INDUCEMENT
BENEFIT                             Assets        Total
-----------------------------  ------------------------------
Retail Products Group                  $3           $(72)
Retirement Plans                       --             20
Individual Life                        --            (16)
Life -- Other                          --            (46)
                                     ----        -------
                        TOTAL          $3          $(114)
                                     ----        -------

(1) As a result of the unlock, death benefit reserves, in the Retail Products Group, increased $294, offset by an increase of $279 in reinsurance recoverables.

An "unlock" only revises EGPs to reflect current best estimate assumptions. The Company must also test the aggregate recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC asset for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced a significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market. As of December 31, 2006, the Company believed U.S. individual variable annuity separate account assets could fall, through a combination of negative market returns, lapses and mortality, by at least 53%, before portions of its DAC asset would be unrecoverable.

Reserve for Future Policy Benefits and Unpaid Claims and Claim Adjustment
Expenses

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid claims and future policy benefits. Liabilities for unpaid claims include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid claims and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as sex, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience.

Other Policyholder Funds and Benefits Payable

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Policyholder funds include funding agreements held by VIE issuing medium-term notes.

Revenue Recognition

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

Foreign Currency Translation

Foreign currency translation gains and losses are reflected in stockholders' equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are their functional currencies.

Dividends to Policyholders

Policyholder dividends paid to certain policyholders, referred to as participating policies, are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance inforce accounted for 3%, 3%, and 5% as of December 31, 2006, 2005 and 2004, respectively, of total life insurance in force. Dividends to policyholders were $22, $37 and $29 for the years ended December 31, 2006, 2005 and 2004, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholders' equity by a charge to operations and a credit to a liability.

Reinsurance

Through both facultative and treaty reinsurance agreements, the Company cedes a share of the risks it has underwritten to other insurance companies. Assumed reinsurance refers to the Company's acceptance of certain insurance risks that other insurance companies have underwritten.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Income Taxes

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the future tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

NOTE 2. SEGMENT INFORMATION

The Company has four reportable operating segments: Retail Products Group ("Retail"), Retirement Plans ("Retirement"), Institutional Solutions Group ("Institutional") and Individual Life.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b).

Institutional primarily offers institutional liability products, including stable value products, structured settlements and institutional annuities (primarily terminal funding cases), as well as variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals. Within stable value, Institutional has an investor note program that offers both institutional and retail investor notes. Institutional and Retail notes are sold as funding agreement backed notes through trusts and ,may also be issued directly from the company to investors. Furthermore, Institutional offers additional individual products including structured settlements, single premium immediate annuities and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

Life charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues primarily occur between Life's Other category and the operating segments. These amounts primarily include interest income on allocated surplus, interest charges on excess separate account surplus, the allocation of certain net realized capital gains and losses and the allocation of credit risk charges.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. Life evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business. Portfolio management is a corporate function and net realized capital gains and losses on invested assets are recognized in Life's Other category. Net realized capital gains and losses generated from credit related events, other than net periodic coupon settlements on credit derivatives, are retained by Corporate. However, in exchange for retaining credit related losses, the Other category charges each operating segment a "credit-risk" fee through realized capital gains and losses.

The "credit-risk" fee covers fixed income assets included in each operating segment's general account. The "credit-risk" fee is based upon historical default rates in the corporate bond market, the Company's actual default experience and estimates of future losses.

The positive (negative) impact on realized gains and losses of the segments for allocated interest rate related realized gains and losses and the credit-risk fees were as follows:

                                  2006              2005              2004
--------------------------------------------------------------------------------
Retail
 Realized gains (losses)           $32               $34               $25
 Credit risk fees                  (26)              (26)              (22)
Retirement Plans
 Realized gains (losses)            10                 6                 5
 Credit risk fees                   (9)               (8)               (8)
Institutional
 Realized gains (losses)            16                13                 8
 Credit risk fees                  (22)              (18)              (16)
Individual Life
 Realized gains (losses)             9                 8                12
 Credit risk fees                   (6)               (5)               (5)
Other
 Realized gains (losses)           (67)              (61)              (50)
 Credit risk fees                   63                57                51
                                ------            ------            ------
                     TOTAL        $ --              $ --              $ --
                                ------            ------            ------

The following tables represent summarized financial information concerning the Company's segments.

                                                   FOR THE YEARS ENDED
                                                       DECEMBER 31,
REVENUES BY PRODUCT LINE                    2006           2005           2004
--------------------------------------------------------------------------------
REVENUES
Life
 Earned premiums, fees, and other
  considerations
Retail
 Individual annuity                         $1,838         $1,627         $1,476
 Other                                          --             --             --
                                          --------       --------       --------
                            TOTAL RETAIL    $1,838         $1,627         $1,476
                                          --------       --------       --------
Retirement Plans
 401(k)                                        154            106             74
 Governmental                                   45             43             43
                                          --------       --------       --------
                  TOTAL RETIREMENT PLANS       199            149            117
                                          --------       --------       --------

                                   FOR THE YEARS ENDED DECEMBER 31,
REVENUES BY PRODUCT LINE       2006              2005              2004
--------------------------------------------------------------------------------
Institutional
 Institutional                     624               517               473
 PPLI                              102               104               149
                            ----------        ----------        ----------
       TOTAL INSTITUTIONAL         726               621               622
                            ----------        ----------        ----------
Individual Life
     TOTAL INDIVIDUAL LIFE         780               716               689
 Other                             116               147               172
                            ----------        ----------        ----------
 Total Life premiums,            3,660             3,260             3,076
  fees, and other
  considerations
 Net investment income           2,728             2,569             2,470
 Net realized capital             (299)               75               140
  gains (losses)
                            ----------        ----------        ----------
                TOTAL LIFE      $6,089            $5,904            $5,686
                            ----------        ----------        ----------
NET INCOME (LOSS)
 Retail                           $488              $520              $373
 Retirement Plans                  101                66                59
 Institutional                      91                82                55
 Individual Life                   158               149               143
 Other                            (107)               92               335
                            ----------        ----------        ----------
          TOTAL NET INCOME        $731              $909              $965
                            ----------        ----------        ----------
NET INVESTMENT INCOME
 Retail                           $835              $934            $1,013
 Retirement Plans                  326               311               307
 Institutional                     987               784               647
 Individual Life                   292               272               269
 Other                             288               268               234
                            ----------        ----------        ----------
      TOTAL NET INVESTMENT      $2,728            $2,569            $2,470
                    INCOME
                            ----------        ----------        ----------
AMORTIZATION OF DEFERRED
 POLICY ACQUISITION AND
 PRESENT VALUE OF FUTURE
 PROFITS
 Retail                           $867              $689              $596
 Retirement Plans                    1                26                28
 Institutional                      32                32                26
 Individual Life                   228               196               175
 Other                              47                 2                --
                            ----------        ----------        ----------
 TOTAL AMORTIZATION OF DAC      $1,175              $945              $825
                            ----------        ----------        ----------
INCOME TAX EXPENSE
 (BENEFIT)
 Retail                             $9               $33               $35
 Retirement Plans                   40                19                17
 Institutional                      38                34                24
 Individual Life                    72                69                70
 Other(1)                          (56)               52              (117)
                            ----------        ----------        ----------
  TOTAL INCOME TAX EXPENSE        $103              $207               $29
                            ----------        ----------        ----------

(1) For the year ended December 31, 2004 the Company includes a $191 tax benefit recorded in its Other category, which relates to an agreement with the IRS on the resolution of matters pertaining to tax years prior to 2004. For further discussion of this tax benefit see Note 12.

                                                           DECEMBER 31,
                                                      2006              2005
--------------------------------------------------------------------------------
ASSETS
 Retail                                               $128,550          $119,185
 Retirement Plans                                       24,390            20,058
 Institutional                                          66,135            48,561
 Individual Life                                        13,603            12,314
 Other                                                   8,472             7,506
                                                   -----------       -----------
                                     TOTAL ASSETS     $241,150          $207,624
                                                   -----------       -----------
DAC
 Retail                                                 $4,587            $4,617
 Retirement Plans                                          538               406
 Institutional                                             111                81
 Individual Life                                         2,124             1,976
 Other                                                     (26)               21
                                                   -----------       -----------
                                        TOTAL DAC       $7,334            $7,101
                                                   -----------       -----------
RESERVE FOR FUTURE POLICY BENEFITS
 Retail                                                   $845              $732
 Retirement Plans                                          357               366
 Institutional                                           5,711             4,962
 Individual Life                                           575               536
 Other                                                     721               810
                                                   -----------       -----------
         TOTAL RESERVE FOR FUTURE POLICY BENEFITS       $8,209            $7,406
                                                   -----------       -----------
OTHER POLICYHOLDER FUNDS
 Retail                                                $15,008           $16,299
 Retirement Plans                                        5,544             5,194
 Institutional                                          11,401             9,228
 Individual Life                                         4,845             4,482
 Other                                                   3,393             3,196
                                                   -----------       -----------
                   TOTAL OTHER POLICYHOLDER FUNDS      $40,191           $38,399
                                                   -----------       -----------

NOTE 3. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities                       $2,459         $2,275         $2,122
Policy loans                              140            142            183
Mortgage loans on real estate             126             64             37
Other investments                          53            125            158
Gross investment income                 2,778          2,606          2,500
Less: Investment expenses                  50             37             30
                                     --------       --------       --------
              NET INVESTMENT INCOME    $2,728         $2,569         $2,470
                                     --------       --------       --------
COMPONENTS OF NET REALIZED CAPITAL
 GAINS (LOSSES)
Fixed maturities                        $(105)           $57           $168
Equity securities                          (3)             8              7
Foreign currency transaction
 remeasurements                            18            157             (6)
Derivatives and other (1)                (209)          (147)           (29)
                                     --------       --------       --------
NET REALIZED CAPITAL GAINS (LOSSES)     $(299)           $75           $140
                                     --------       --------       --------

(1) Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
COMPONENTS OF NET UNREALIZED GAINS
 (LOSSES) ON AVAILABLE-FOR-SALE
 SECURITIES
Fixed maturities                         $800           $986         $2,212
Equity securities                           8              7              8
Net unrealized gains credited to
 policyholders                             (4)            (9)           (20)
                                     --------       --------       --------
Net unrealized gains                      804            984          2,200
Deferred income taxes and other
 items                                    304            407          1,076
                                     --------       --------       --------
Net unrealized gains, net of tax --
 end of year                              500            577          1,124
Net unrealized gains, net of tax --
 beginning of year                        577          1,124            728
                                     --------       --------       --------
CHANGE IN UNREALIZED GAINS (LOSSES)
   ON AVAILABLE-FOR-SALE SECURITIES      $(77)         $(547)          $396
                                     --------       --------       --------

COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                     AS OF DECEMBER 31, 2006
                                              AMORTIZED          GROSS UNREALIZED       GROSS UNREALIZED         FAIR
                                                COST                  GAINS                  LOSSES              VALUE
------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                              $6,373                   $38                  $(44)              $6,367
Collateralized mortgage obligations
 ("CMOs")
 Agency backed                                      778                     8                    (5)                 781
 Non-agency backed                                   76                    --                    --                   76
CMBS
 Agency backed                                      405                     7                    (1)                 411
 Non-agency backed                               10,198                   139                   (67)              10,270
Corporate                                        21,982                   911                  (206)              22,687
Government/Government agencies
 Foreign                                            568                    44                    (4)                 608
 United States                                      542                     2                    (5)                 539
 Mortgage-backed securities ("MBS") --
  U.S.
  Government/Government agencies                  1,808                     6                   (31)               1,783
 States, municipalities and political
  subdivisions                                    1,114                    23                   (15)               1,122
 Redeemable preferred stock                           2                    --                    --                    2
Short-term investments                              694                    --                    --                  694
                                              ---------              --------               -------            ---------
                  TOTAL FIXED MATURITIES        $44,540                $1,178                 $(378)             $45,340
                                              ---------              --------               -------            ---------

                                                                              AS OF DECEMBER 31, 2005
                                                       AMORTIZED          GROSS UNREALIZED       GROSS UNREALIZED         FAIR
                                                         COST                  GAINS                  LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                                       $6,383                   $44                  $(73)              $6,354
Collateralized mortgage obligations ("CMOs")
 Agency backed                                               657                     3                    (4)                 656
 Non-agency backed                                           107                    --                    --                  107
CMBS
 Agency backed                                                53                     1                    --                   54
 Non-agency backed                                         8,258                   158                   (85)               8,331
Corporate                                                 21,179                 1,098                  (226)              22,051
Government/Government agencies
 Foreign                                                     646                    43                    (4)                 685
 United States                                               435                    23                    (2)                 456
 Mortgage-backed securities ("MBS") -- U.S.
  Government/Government agencies                           2,559                     6                   (39)               2,526
 States, municipalities and political
  subdivisions                                               926                    47                    (4)                 969
 Redeemable preferred stock                                    6                    --                    --                    6
Short-term investments                                     1,047                    --                    --                1,047
                                                       ---------              --------               -------            ---------
                           TOTAL FIXED MATURITIES        $42,256                $1,423                 $(437)             $43,242
                                                       ---------              --------               -------            ---------

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2006 by contractual maturity year are shown below.

                                         AMORTIZED COST          FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
One year or less                               $1,505                $1,543
Over one year through five years                7,198                 7,466
Over five years through ten years               6,467                 6,541
Over ten years                                 20,335                20,783
 Subtotal                                      35,505                36,333
Mortgage- and asset-backed
 securities                                     9,035                 9,007
                                            ---------             ---------
                               TOTAL          $44,540               $45,340
                                            ---------             ---------

Estimated maturities may differ from contractual maturities due to call or prepayment provisions because of the potential for prepayment on mortgage- and asset-backed securities; they are not categorized by contractual maturity. The commercial mortgage-backed securities are categorized by contractual maturity because they generally are not subject to prepayment risk.

SALES OF FIXED MATURITY AND AVAILABLE-FOR-SALE EQUITY SECURITY INVESTMENTS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2006            2005            2004
--------------------------------------------------------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                       $17,009         $15,882         $13,022
Gross gains                             210             302             311
Gross losses                           (230)           (218)           (125)
SALE OF AVAILABLE-FOR-SALE
 EQUITY SECURITIES
Sale proceeds                          $249             $38             $75
Gross gains                               5               8              12
Gross losses                             (5)             --              (5)
                                  ---------       ---------       ---------

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company is not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's stockholders' equity other than U.S. government and certain U.S. government agencies. Other than U.S. government and U.S. government agencies, the Company's largest three exposures by issuer as of December 31, 2006 were General Electric Company, Citigroup, Inc. and AT&T Inc. and as of December 31, 2005 were Royal Bank of Scotland Group PLC, AT&T Inc. and JPMorgan Chase & Co., which each comprise 0.5% or less of total invested assets, respectively.

The Company's largest three exposures by industry sector as of December 31, 2006 were financial services, utilities, and technology and communications, which comprised approximately 13%, 5% and 5%, respectively, of total invested assets. The Company's largest three exposures by industry sector as of December 31, 2005 were financial services, technology and communications, and utilities which comprised approximately 13%, 6% and 5%, respectively, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. As of December 31, 2006 and 2005, the largest concentrations were in California, Oregon and Illinois which each comprised less than 1% of total invested assets, respectively.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2006 and 2005.

The following tables present amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006.

                                                                   2006
                                                           LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR            UNREALIZED
                                               COST                VALUE              LOSSES
--------------------------------------------------------------------------------------------------
ABS                                               $846                $841                $(5)
CMOs
 Agency backed                                      72                  71                 (1)
 Non-agency backed                                  37                  37                 --
CMBS
 Agency backed                                      74                  73                 (1)
 Non-agency backed                               2,398               2,381                (17)
Corporate                                        5,119               5,052                (67)
Government/Government agencies
 Foreign                                           116                 114                 (2)
 United States                                     348                 345                 (3)
MBS -- U.S. Government/ Government
 agencies                                          191                 189                 (2)
States, municipalities and political
 subdivisions                                      402                 396                 (6)
Short-term investments                             356                 356                 --
                                             ---------            --------            -------
                TOTAL FIXED MATURITIES           9,959               9,855               (104)
Common stock                                        21                  20                 (1)
Non-redeemable preferred stock                      51                  49                 (2)
                                             ---------            --------            -------
                          TOTAL EQUITY              72                  69                 (3)
                                             ---------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $10,031              $9,924              $(107)
                                             ---------            --------            -------

                                                                     2006
                                                                 12 MONTHS OR MORE
                                                 AMORTIZED              FAIR            UNREALIZED
                                                    COST               VALUE              LOSSES
--------------------------------------  --------------------------------------------------------------
ABS                                                   $698                $659               $(39)
CMOs
 Agency backed                                         260                 256                 (4)
 Non-agency backed                                      10                  10                 --
CMBS
 Agency backed                                           2                   2                 --
 Non-agency backed                                   2,046               1,996                (50)
Corporate                                            4,051               3,912               (139)
Government/Government agencies
 Foreign                                                50                  48                 (2)
 United States                                          61                  59                 (2)
MBS -- U.S. Government/ Government
 agencies                                            1,131               1,102                (29)
States, municipalities and political
 subdivisions                                          189                 180                 (9)
Short-term investments                                  --                  --                 --
                                                  --------            --------            -------
                TOTAL FIXED MATURITIES               8,498               8,224               (274)
Common stock                                            --                  --                 --
Non-redeemable preferred stock                          39                  36                 (3)
                                                  --------            --------            -------
                          TOTAL EQUITY                  39                  36                 (3)
                                                  --------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $8,537              $8,260              $(277)
                                                  --------            --------            -------

                                                                                                 TOTAL
                                                                           AMORTIZED              FAIR             UNREALIZED
                                                                             COST                 VALUE              LOSSES
---------------------------------------------------------------------------------------------------------------------------------
ABS                                                                           $1,544               $1,500               $(44)
CMOs
 Agency backed                                                                   332                  327                 (5)
 Non-agency backed                                                                47                   47                 --
CMBS
 Agency backed                                                                    76                   75                 (1)
 Non-agency backed                                                             4,444                4,377                (67)
Corporate                                                                      9,170                8,964               (206)
Government/Government agencies
 Foreign                                                                         166                  162                 (4)
 United States                                                                   409                  404                 (5)
MBS -- U.S. Government/ Government agencies                                    1,322                1,291                (31)
States, municipalities and political subdivisions                                591                  576                (15)
Short-term investments                                                           356                  356                 --
                                                                           ---------            ---------            -------
                                              TOTAL FIXED MATURITIES          18,457               18,079               (378)
Common stock                                                                      21                   20                 (1)
Non-redeemable preferred stock                                                    90                   85                 (5)
                                                                           ---------            ---------            -------
                                                        TOTAL EQUITY             111                  105                 (6)
                                                                           ---------            ---------            -------
                               TOTAL TEMPORARILY IMPAIRED SECURITIES         $18,568              $18,184              $(384)
                                                                           ---------            ---------            -------

As of December 31, 2006, fixed maturities accounted for approximately 98% of the Company's total unrealized loss amount, which was comprised of approximately 3,140 different securities. The Company held no securities as of December 31, 2006, that were in an unrealized loss position in excess of $12. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its cost or amortized cost and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position as of December 31, 2006 that were deemed to be other-than-temporarily impaired.

Securities in an unrealized loss position for less than twelve months were comprised of approximately 1,840 securities of which 93% of the unrealized loss were securities with fair value to amortized cost ratios at or greater than 90%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

The securities depressed for twelve months or more as of December 31, 2006 were comprised of approximately 1,410 securities, with the majority of the unrealized loss amount relating to CMBS, ABS, corporate fixed maturities within the financial services sector and MBS. A description of the events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

CMBS -- The CMBS in an unrealized loss position for twelve months or more as of December 31, 2006, were primarily the result of an increase in interest rates from the security's purchase date. Substantially all of these securities are investment grade securities priced at or greater than 90% of amortized cost as of December 31, 2006. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

FINANCIAL SERVICES -- Securities in financial services account for approximately $30 of the corporate securities in an unrealized loss position for twelve months or more as of December 31, 2006. Substantially all of these securities are investment grade securities with fair values at or greater than 90% of amortized cost. These positions are a mixture of fixed and variable rate securities with extended maturity dates, which have been adversely impacted by changes in interest rates after the purchase date. Additional changes in fair value of these securities are primarily dependent on future changes in general market conditions, including interest rates and credit spread movements.

ABS -- As of December 31, 2006, approximately $26 of the Company's total unrealized losses in asset-backed securities is secured by leases to airlines primarily outside of the United States. Based on the current and expected future collateral values of the underlying aircraft, recent improvement in lease rates and an overall increase in worldwide travel, the Company expects to recover the full amortized cost of these investments. However, future price recovery will depend on continued improvement in economic fundamentals, political stability, airline operating performance and collateral value.

MBS -- As of December 31 2006, the Company held approximately 410 different securities that had been in an unrealized loss position for greater than twelve months. All of these securities are investment grade securities and most are priced at, or greater than, 90% of amortized cost as of December 31, 2006. These positions are primarily fixed rate securities with extended maturity dates, which have been adversely impacted by changes in interest rates after the purchase date. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

The remaining balance of $128 in the twelve months or more unrealized loss category is comprised of 410 securities, substantially all of which were depressed only to a minor extent with fair value to amortized cost ratios at or greater than 90% as of December 31, 2006. The decline in market value for these securities is primarily attributable to changes in general market conditions, including interest rates and credit spread movements.

MORTGAGE LOANS

The carrying value of mortgage loans was $2.6 billion and $1.4 billion as of December 31, 2006 and 2005, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The largest concentrations by property type at December 31, 2006 and 2005, were office buildings (approximately 43% and 35%, respectively), hotels (approximately 16% and 15%, respectively) and retail stores (approximately 13% and 26%, respectively). The properties collateralizing mortgage loans are geographically dispersed throughout the United States, with the largest concentration in California (approximately 17% and 20% at December 31, 2006 and 2005, respectively). At December 31, 2006 and 2005, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans. The Company had no valuation allowance for mortgage loans at December 31, 2006 and 2005.

VARIABLE INTEREST ENTITIES ("VIE")

In the normal course of business, the Company becomes involved with variable interest entities primarily as a collateral manager and through normal investment activities. The Company's involvement includes providing investment management and administrative services, and holding ownership or other investment interests in the entities.

The following table summarizes the total assets, liabilities and maximum exposure to loss relating to VIEs for which the Company has concluded it is the primary beneficiary. Accordingly, the results of operations and financial position of these VIEs are included along with the corresponding minority interest liabilities in the consolidated financial statements.

                                                        DECEMBER 31,
                                                            2006
                                                                                 MAXIMUM
                                    TOTAL                                      EXPOSURE TO
                                    ASSETS             LIABILITY (4)           LOSS (2),(3)
---------------------------------------------------------------------------------------------
Collaterized debt obligations
 ("CDOs") and other funds
 (1),(2)                              $296                   $167                   $129
Limited partnerships (3)               103                     15                     88
                                    ------                 ------                 ------
                    TOTAL (5)         $399                   $182                   $217
                                    ------                 ------                 ------

                                                       DECEMBER 31,
                                                           2005
                                                                               MAXIMUM
                                   TOTAL                                     EXPOSURE TO
                                   ASSETS            LIABILITY (4)           LOSS (2),(3)
-----------------------------  ------------------------------------------------------------
Collaterized debt obligations
 ("CDOs") and other funds
 (1),(2)                             $77                   $42                    $35
Limited partnerships (3)              --                    --                     --
                                    ----                  ----                   ----
                    TOTAL (5)        $77                   $42                    $35
                                    ----                  ----                   ----

(1) The Company provides collateral management services and earns a fee associated with these structures.

(2) The maximum exposure to loss is the Company's co-investment in these structures.

(3) The maximum exposure to loss is equal to the carrying value of the investment plus any unfunded commitments.

(4) Creditors have no recourse against the Company in the event of default by the VIE.

(5) As of December 31, 2006 and 2005, the Company had relationships with four and two VIEs, respectively, where the Company was the primary beneficiary.

In addition to the VIEs described above, as of December 31, 2005, the Company held a variable interest in one CDO that was managed by HIMCO where the Company was not the primary beneficiary. As a result, this was not consolidated by the Company. This investment has been held by the Company for a period of two years. The Company's maximum exposure to loss from the non-consolidated CDOs (consisting of the Company's investments) was approximately $4 as of December 31, 2005.

DERIVATIVE INSTRUMENTS

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

On the date the derivative contract is entered into, the Company designates the derivative as a fair-value hedge, cash-flow hedge, foreign-currency hedge, net investment hedge, or held for other investment and risk management purposes.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Derivative instruments are recorded in the consolidated balance sheets at fair value. Asset and liability values are determined by calculating the net position for each derivative counterparty by legal entity and are presented as of December 31, as follows:

                                           ASSET VALUES       LIABILITY VALUES
                                         2006         2005    2006         2005
--------------------------------------------------------------------------------
Other investments                         $272         $159    $ --         $ --
Reinsurance recoverables                    --           --      22           17
Other policyholder funds and benefits
 payable                                   172           80       1           --
Other liabilities                           --           --     590          390
                                        ------       ------  ------       ------
                                 TOTAL    $444         $239    $613         $407
                                        ------       ------  ------       ------

The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31, 2006 and 2005. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, are presented below on an after-tax basis for the years ended December 31, 2006 and 2005.


                                           NOTIONAL AMOUNT           FAIR VALUE
HEDGING STRATEGY                         2006           2005    2006           2005
------------------------------------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used
 to better match cash receipts from
 assets with cash disbursements
 required to fund liabilities.
 The Company also enters into forward
 starting swap agreements to hedge
 the interest rate exposure of
 anticipated future cash flows on
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives were structured to
 hedge interest rate exposure
 inherent in the assumptions used to
 price primarily certain long-term
 disability products.
 Interest rate swaps are also used to    $4,560         $4,860     $(19  )       $(26  )
 hedge a portion of the Company's
 floating rate guaranteed investment
 contracts. These derivatives convert
 the floating rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio.
Foreign currency swaps
 Foreign currency swaps are used to       1,420          1,361     (318  )       (222  )
 convert foreign denominated cash
 flows associated with certain
 foreign denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments in order to
 minimize cash flow fluctuations due
 to changes in currency rates.
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to          3,303          1,707        7            (1  )
 hedge the changes in fair value of
 certain fixed rate liabilities and
 fixed maturity securities due to
 changes in the benchmark interest
 rate, LIBOR.
Foreign currency swaps
 Foreign currency swaps are used to         492             --       (9  )         --
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates.
                                       --------       --------  -------  ---  -------
TOTAL CASH-FLOW AND FAIR-VALUE HEDGES    $9,775         $7,928    $(339  )      $(249  )
                                       --------       --------  -------  ---  -------  ---

                                                       HEDGE
                                                 INEFFECTIVENESS,
                                                     AFTER-TAX
HEDGING STRATEGY                       2006                       2005
-------------------------------------  -------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used
 to better match cash receipts from
 assets with cash disbursements
 required to fund liabilities.
 The Company also enters into forward
 starting swap agreements to hedge
 the interest rate exposure of
 anticipated future cash flows on
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives were structured to
 hedge interest rate exposure
 inherent in the assumptions used to
 price primarily certain long-term
 disability products.
 Interest rate swaps are also used to         $(8  )               $(10  )
 hedge a portion of the Company's
 floating rate guaranteed investment
 contracts. These derivatives convert
 the floating rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio.
Foreign currency swaps
 Foreign currency swaps are used to            (4  )                  4
 convert foreign denominated cash
 flows associated with certain
 foreign denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments in order to
 minimize cash flow fluctuations due
 to changes in currency rates.
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to               --                     2
 hedge the changes in fair value of
 certain fixed rate liabilities and
 fixed maturity securities due to
 changes in the benchmark interest
 rate, LIBOR.
Foreign currency swaps
 Foreign currency swaps are used to            --                    --
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates.
                                            -----                 -----
TOTAL CASH-FLOW AND FAIR-VALUE HEDGES        $(12  )                $(4  )
                                            -----  ---            -----  ---


                                   NOTIONAL AMOUNT                  FAIR VALUE
HEDGING STRATEGY                 2006          2005    2006                       2005
-------------------------------------------------------------------------------------------
OTHER INVESTMENT AND RISK
 MANAGEMENT ACTIVITIES
Interest rate caps and
 swaption contracts
 The Company is exposed to
 policyholder surrenders
 during a rising interest rate
 environment. Interest rate
 cap and swaption contracts
 are used to mitigate the
 Company's loss in a rising
 interest rate environment.
 The increase in yield from
 the cap and swaption
 contracts in a rising
 interest rate environment may
 be used to raise credited
 rates, thereby increasing the
 Company's competitiveness and
 reducing the policyholder's
 incentive to surrender.         $1,100        $1,116        $ --                   $1
Interest rate swaps, caps and
 floors
 The Company uses interest
 rate swaps and floors to
 manage duration risk between
 assets and liabilities in
 certain portfolios. In
 addition, the Company enters
 into interest rate swaps to
 terminate existing swaps in
 hedging relationships,
 thereby offsetting the
 changes in value of the
 original swap. The Company
 also enters into interest
 rate caps to manage the
 duration risk in certain
 investment portfolios.           3,811         1,371         (15)                  12
Interest rate forwards
 The Company uses interest
 rate forwards to replicate
 the purchase of
 mortgage-backed securities to
 manage duration risk and
 liquidity.                         644            --          (4)                  --
Foreign currency swaps and
 forwards
 The Company enters into
 foreign currency swaps and
 forwards to hedge the foreign
 currency exposures in certain
 of its foreign fixed maturity
 investments.                       162           490         (11)                  (8)
Credit default and total
 return swaps
 The Company enters into swap
 agreements in which the
 Company assumes credit
 exposure of an individual
 entity, referenced index or
 asset pool. These contracts
 entitle the company to
 receive a periodic fee in
 exchange for an obligation to
 compensate the derivative
 counterparty should a credit
 event occur on the part of
 the referenced security
 issuers. The maximum
 potential future exposure to
 the Company is the notional
 value of the swap contracts,
 which is $786 and $324,
 after-tax, as of December 31,
 2006 and 2005, respectively.

                                             DERIVATIVE
                                          CHANGE IN VALUE,
                                             AFTER-TAX
HEDGING STRATEGY                2006                       2005
------------------------------  ------------------------------------
OTHER INVESTMENT AND RISK
 MANAGEMENT ACTIVITIES
Interest rate caps and
 swaption contracts
 The Company is exposed to
 policyholder surrenders
 during a rising interest rate
 environment. Interest rate
 cap and swaption contracts
 are used to mitigate the
 Company's loss in a rising
 interest rate environment.
 The increase in yield from
 the cap and swaption
 contracts in a rising
 interest rate environment may
 be used to raise credited
 rates, thereby increasing the
 Company's competitiveness and
 reducing the policyholder's
 incentive to surrender.               $(1)                $ --
Interest rate swaps, caps and
 floors
 The Company uses interest
 rate swaps and floors to
 manage duration risk between
 assets and liabilities in
 certain portfolios. In
 addition, the Company enters
 into interest rate swaps to
 terminate existing swaps in
 hedging relationships,
 thereby offsetting the
 changes in value of the
 original swap. The Company
 also enters into interest
 rate caps to manage the
 duration risk in certain
 investment portfolios.                (26)                   2
Interest rate forwards
 The Company uses interest
 rate forwards to replicate
 the purchase of
 mortgage-backed securities to
 manage duration risk and
 liquidity.                              5                   --
Foreign currency swaps and
 forwards
 The Company enters into
 foreign currency swaps and
 forwards to hedge the foreign
 currency exposures in certain
 of its foreign fixed maturity
 investments.                           (7)                  20
Credit default and total
 return swaps
 The Company enters into swap
 agreements in which the
 Company assumes credit
 exposure of an individual
 entity, referenced index or
 asset pool. These contracts
 entitle the company to
 receive a periodic fee in
 exchange for an obligation to
 compensate the derivative
 counterparty should a credit
 event occur on the part of
 the referenced security
 issuers. The maximum
 potential future exposure to
 the Company is the notional
 value of the swap contracts,
 which is $786 and $324,
 after-tax, as of December 31,
 2006 and 2005, respectively.


                                 NOTIONAL AMOUNT        FAIR VALUE
HEDGING STRATEGY               2006          2005    2006         2005
---------------------------------------------------------------------------
The Company also assumes
 exposure to the change in
 value of indices or asset
 pools through total return
 swaps and credit
 spreadlocks. As of December
 31, 2006 and 2005, the
 maximum potential future
 exposure to the Company
 from such contracts is $707
 and $542, after-tax,
 respectively.
The Company enters into        $4,720        $2,013  $(99  )       $3
 credit default swap
 agreements, in which the
 Company pays a derivative
 counterparty a periodic fee
 in exchange for
 compensation from the
 counterparty should a
 credit event occur on the
 part of the referenced
 security issuer. The
 Company entered into these
 agreements as an efficient
 means to reduce credit
 exposure to specified
 issuers or sectors. In
 addition, the Company
 enters into option
 contracts to receive
 protection should a credit
 event occur on the part of
 the referenced security
 issuer.
Yen fixed annuity hedging
 instruments
The Company enters into        $1,869        $1,675  $(225 )      $(179 )
 currency rate swaps and
 forwards to mitigate the
 foreign currency exchange
 rate and yen interest rate
 exposures associated with
 the yen denominated
 individual fixed annuity
 product. The associated
 liability is adjusted for
 changes in spot rates which
 was $12 and $102,
 after-tax, as of December
 31, 2006 and 2005,
 respectively, and partially
 offset the derivative
 change in value.
GMWB product derivatives
 The Company offers certain    37,769        31,803   53            8
 variable annuity products
 with a GMWB rider. The GMWB
 is a bifurcated embedded
 derivative that provides
 the policyholder with a GRB
 if the account value is
 reduced to zero through a
 combination of market
 declines and withdrawals.
 The GRB is generally equal
 to premiums less
 withdrawals. The
 policyholder also has the
 option, after a specified
 time period, to reset the
 GRB to the then-current
 account value, if greater.
 For a further discussion,
 see the Derivative
 Instruments section of Note
 2. The notional value of
 the embedded derivative is
 the GRB balance.
GMWB reinsurance contracts
 Reinsurance arrangements       7,172         8,575  (22   )      (17   )
 are used to offset the
 Company's exposure to the
 GMWB embedded derivative
 for the lives of the host
 variable annuity contracts.
 The notional amount of the
 reinsurance contracts is
 the GRB amount.

                                           DERIVATIVE
                                        CHANGE IN VALUE,
                                           AFTER-TAX
HEDGING STRATEGY              2006                      2005
----------------------------  ------------------------------------
The Company also assumes
 exposure to the change in
 value of indices or asset
 pools through total return
 swaps and credit
 spreadlocks. As of December
 31, 2006 and 2005, the
 maximum potential future
 exposure to the Company
 from such contracts is $707
 and $542, after-tax,
 respectively.
The Company enters into             $15                   $10
 credit default swap
 agreements, in which the
 Company pays a derivative
 counterparty a periodic fee
 in exchange for
 compensation from the
 counterparty should a
 credit event occur on the
 part of the referenced
 security issuer. The
 Company entered into these
 agreements as an efficient
 means to reduce credit
 exposure to specified
 issuers or sectors. In
 addition, the Company
 enters into option
 contracts to receive
 protection should a credit
 event occur on the part of
 the referenced security
 issuer.
Yen fixed annuity hedging
 instruments
The Company enters into            $(64  )                $(143 )
 currency rate swaps and
 forwards to mitigate the
 foreign currency exchange
 rate and yen interest rate
 exposures associated with
 the yen denominated
 individual fixed annuity
 product. The associated
 liability is adjusted for
 changes in spot rates which
 was $12 and $102,
 after-tax, as of December
 31, 2006 and 2005,
 respectively, and partially
 offset the derivative
 change in value.
GMWB product derivatives
 The Company offers certain          79                   (42  )
 variable annuity products
 with a GMWB rider. The GMWB
 is a bifurcated embedded
 derivative that provides
 the policyholder with a GRB
 if the account value is
 reduced to zero through a
 combination of market
 declines and withdrawals.
 The GRB is generally equal
 to premiums less
 withdrawals. The
 policyholder also has the
 option, after a specified
 time period, to reset the
 GRB to the then-current
 account value, if greater.
 For a further discussion,
 see the Derivative
 Instruments section of Note
 2. The notional value of
 the embedded derivative is
 the GRB balance.
GMWB reinsurance contracts
 Reinsurance arrangements           (19  )                 19
 are used to offset the
 Company's exposure to the
 GMWB embedded derivative
 for the lives of the host
 variable annuity contracts.
 The notional amount of the
 reinsurance contracts is
 the GRB amount.


                                        NOTIONAL AMOUNT            FAIR VALUE
HEDGING STRATEGY                     2006            2005     2006           2005
----------------------------------------------------------------------------------------
GMWB hedging instruments
 The Company enters into interest
 rate futures, S&P 500 and NASDAQ
 index futures contracts and put
 and call options, as well as
 interest rate, EAFE index and
 equity volatility swap contracts
 to economically hedge exposure
 to the volatility associated
 with the portion of the GMWB
 liabilities which are not
 reinsured.
 In addition, the Company             $8,379          $5,086     $346          $175
 periodically enters into forward
 starting S&P 500 put options as
 well as S&P index futures and
 interest rate swap contracts to
 economically hedge the equity
 volatility risk exposure
 associated with anticipated
 future sales of the GMWB rider.
GMIB reinsurance contracts
 Reinsurance arrangements are         12,297          16,782      119            72
 used to offset the Company's
 exposure to the GMIB embedded
 derivative for the lives of the
 host variable annuity contracts.
 The notional amount of the
 reinsurance contracts is the yen
 denominated policyholder account
 value remeasured at the year-end
 yen to U.S. dollar spot rate.
Equity index swaps and options
 The Company offers certain               25              12       (1  )         --
 equity indexed products, which
 may contain an embedded
 derivative that requires
 bifurcation. The Company enters
 into S&P index swaps and options
 to economically hedge the equity
 volatility risk associated with
 these embedded derivatives. In
 addition, the Company is exposed
 to bifurcated options embedded
 in certain fixed maturity
 investments.
Statutory reserve hedging
 instruments
 The Company purchases one and         2,220           1,142       29            14
 two year S&P 500 put option
 contracts to economically hedge
 the statutory reserve impact of
 equity exposure arising
 primarily from GMDB and GMWB
 obligations against a decline in
 the equity markets.
                                   ---------       ---------  -------       -------
 TOTAL OTHER INVESTMENT AND RISK     $80,168         $70,065     $170           $81
  MANAGEMENT ACTIVITIES
                                   ---------       ---------  -------       -------
            TOTAL DERIVATIVES (1)    $89,943         $77,993    $(169  )      $(168  )
                                   ---------       ---------  -------  ---  -------  ---

                                                 DERIVATIVE
                                              CHANGE IN VALUE,
                                                  AFTER-TAX
HEDGING STRATEGY                   2006                         2005
---------------------------------  ---------------------------------------
GMWB hedging instruments
 The Company enters into interest
 rate futures, S&P 500 and NASDAQ
 index futures contracts and put
 and call options, as well as
 interest rate, EAFE index and
 equity volatility swap contracts
 to economically hedge exposure
 to the volatility associated
 with the portion of the GMWB
 liabilities which are not
 reinsured.
 In addition, the Company                  $(77  )               $(13  )
 periodically enters into forward
 starting S&P 500 put options as
 well as S&P index futures and
 interest rate swap contracts to
 economically hedge the equity
 volatility risk exposure
 associated with anticipated
 future sales of the GMWB rider.
GMIB reinsurance contracts
 Reinsurance arrangements are               (35  )                 73
 used to offset the Company's
 exposure to the GMIB embedded
 derivative for the lives of the
 host variable annuity contracts.
 The notional amount of the
 reinsurance contracts is the yen
 denominated policyholder account
 value remeasured at the year-end
 yen to U.S. dollar spot rate.
Equity index swaps and options
 The Company offers certain                  --                    (1  )
 equity indexed products, which
 may contain an embedded
 derivative that requires
 bifurcation. The Company enters
 into S&P index swaps and options
 to economically hedge the equity
 volatility risk associated with
 these embedded derivatives. In
 addition, the Company is exposed
 to bifurcated options embedded
 in certain fixed maturity
 investments.
Statutory reserve hedging
 instruments
 The Company purchases one and               (9  )                (20  )
 two year S&P 500 put option
 contracts to economically hedge
 the statutory reserve impact of
 equity exposure arising
 primarily from GMDB and GMWB
 obligations against a decline in
 the equity markets.
                                        -------  ---            -----
 TOTAL OTHER INVESTMENT AND RISK          $(139  )               $(95  )
  MANAGEMENT ACTIVITIES
                                        -------  ---            -----
            TOTAL DERIVATIVES (1)         $(151  )               $(99  )
                                        -------  ---            -----

(1) Derivative change in value includes hedge ineffectiveness for cash-flow hedges, fair-value hedges and total change in value, including periodic derivative net coupon settlements, of other investment and risk management activities.

The increase in notional amount since December 31, 2005, is primarily due to an increase in the embedded derivative associated with GMWB product sales, additional options purchased to hedge the GMWB, credit derivatives and derivatives hedging interest rate duration risk, partially offset by a decrease in the GMIB reinsured from a related party, which is accounted for as a free-standing derivative, primarily due to the reinsurance recapture as discussed below. The Company increased its use of credit derivatives primarily to reduce credit exposure as well as to enter into replication transactions. During 2006, the Company began using credit default swaps to replicate residual CDO interests. These transactions involve the receipt of cash upon entering into the transaction as well as coupon payments throughout the life of the contract. The upfront cash receipts for positions at December 31, 2006, totaled $100, which represents the original liability value of the credit default swaps. As of December 31, 2006, the notional and fair value of credit default swaps used in this replication strategy is $200 and $(95), respectively.

The decrease in net fair value of derivative instruments since December 31, 2005, was primarily related to the initial cash received on credit default swaps replicating residual CDO interests as well as declines in fair value of derivatives hedging foreign bonds, the Japanese fixed annuity, and interest rate duration risk between assets and liabilities. These decreases in fair value were partially offset by additional options purchased to hedge GMWB and an increase in the fair value of the reinsurance contract associated with GMIB. The GMIB reinsurance contracts increased in value primarily due to modifications of the reinsurance agreement as well as model refinements and assumption updates reflecting in-force demographics, actual experience and revised future expectations. Derivatives hedging foreign bonds declined in value primarily as a result of the weakening of the U.S. dollar in comparison to certain foreign currencies. The Japanese fixed annuity hedging instruments declined in value primarily due to a rise in Japanese interest rates and the depreciation of the yen in comparison to the U.S. dollar. Derivatives hedging interest rate duration risk declined in value primarily due to rising interest rates. For further discussion on the GMWB product, which is accounted for as an embedded derivative, and the internal reinsurance of the GMIB product, which is accounted for as a free standing derivatives, refer to Notes 8 and 17.

Effective August 31, 2005, Hartford Life and Annuity Insurance Company ("HLAI"), a subsidiary of the Company, entered into a reinsurance agreement with Hartford Life Insurance, K.K. ("HLIKK"), a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. The GMIB reinsurance agreement is accounted for as a derivative in accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". Accordingly, the GMIB reinsurance agreement is recorded on the balance sheet at fair value with changes in value reported in net realized capital gains and losses. Effective July 31, 2006, the reinsurance agreement between HLAI and HLIKK was modified such that the reinsurance of the GMIB riders issued by HLIKK prior to April 1, 2005, was recaptured by HLIKK. GMIB riders issued by HLIKK subsequent to April 1, 2005, continue to be reinsured by HLAI. As of December 31, 2006 and 2005, the notional value of the GMIB reinsurance agreement was $12.3 billion and $16.8 billion, respectively, and the fair value was $119 and $72, respectively. The change in value of the GMIB reinsurance agreement for the years ended December 31, 2006 and 2005, was an after-tax net gain (loss) of $(35) and $73, respectively. (Included in the 2006 amounts were changes in net policyholder behavior assumptions made by the Company during 2006 of $(39), after-tax.) (For a further discussion of the reinsurance agreement, see Note 17 Transactions with Affiliates.)

The total change in value for derivative-based strategies that do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, are reported in net realized capital gains (losses). For the years ended December 31, 2006 and 2005, these strategies resulted in the recognition of after-tax net gains (losses) of $(139) and $(95), respectively. For the year ended December 31, 2006, net realized capital losses were primarily driven by net losses on the Japanese fixed annuity hedging instruments and interest rate swaps used to manage portfolio duration primarily due to an increase in interest rates, and net losses on the reinsurance of GMIB and on GMWB related derivatives primarily due to liability model refinements and assumption updates reflecting in-force demographics, actuarial experience, and future expectations. For the year ended December 31, 2005, net realized capital losses were predominantly comprised of net losses on the Japanese fixed annuity hedging instruments primarily due to the weakening of the Yen in comparison to the U.S. dollar, as well as, an increase in Japanese interest rates.

As of December 31, 2006 and 2005, the after-tax deferred net gains (losses) on derivative instruments recorded in accumulated other comprehensive income (loss) ("AOCI") that are expected to be reclassified to earnings during the next twelve months are $(8) and $(1), respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate financial instruments) is twenty-four months. For the years ended December 31, 2006, 2005 and 2004, the Company had less than $1 of net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

For the year ended December 31, 2004, after-tax net gain (loss) representing ineffectiveness of cash-flow hedges was $(10) while ineffectiveness of fair-value hedges and net investment hedges were both less than $1.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of securities lending programs, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2006 and 2005, the fair value of the loaned securities was approximately $1.6 billion and $745, respectively, and was included in fixed maturities in the consolidated balance sheets. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $2 and $1 for each of the years ended December 31, 2006 and 2005, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2006 and 2005, collateral pledged having a fair value of $441 and $281, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities and the collateral pledged at December 31, 2006 and 2005, were as follows:

                                                                2006      2005
--------------------------------------------------------------------------------
LOANED SECURITIES AND COLLATERAL PLEDGED
ABS                                                                 $3       $13
CMBS                                                               169       156
Corporate                                                        1,339       598
MBS                                                                152       138
Government/Government Agencies
 Foreign                                                             4        25
 United States                                                     327        95
                                                              --------  --------
                                                       TOTAL    $1,994    $1,025
                                                              --------  --------

As of December 31, 2006 and 2005, the Company had accepted collateral relating to securities lending programs and collateral arrangements consisting of cash, U.S. Government and U.S. Government agency securities with a fair value of $1.8 billion and $877, respectively. At December 31, 2006 and 2005, cash collateral of $1.6 billion and $785, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount recorded in other liabilities. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of such collateral has been sold or repledged at December 31, 2006 and 2005. As of December 31, 2006 and 2005, noncash collateral accepted was held in separate custodial accounts.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2006 and 2005, the fair value of securities on deposit was approximately $9 and $15, respectively.

NOTE 4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments.

For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts.

The Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument. Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans, carrying amounts approximate fair value.

For mortgage loans on real estate, fair values were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Derivative instruments are reported at fair value based upon either pricing valuation models, which utilize market data inputs and that are obtained from independent third parties or independent broker quotations.

Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate. For further discussion of other policyholder funds and derivatives, see
Note 1.

Fair value of consumer notes is based on discounted cash flow calculations based on the current market rates.

The carrying amount and fair values of the Company's financial instruments as of December 31, 2006 and 2005 were as follows:

                                                                        2006                                 2005
                                                              CARRYING               FAIR          CARRYING               FAIR
                                                               AMOUNT                VALUE          AMOUNT                VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Fixed maturities                                               $45,340              $45,340         $43,242              $43,242
 Equity securities                                                  276                  276             311                  311
 Policy loans                                                     2,009                2,009           1,971                1,971
 Mortgage loans on real estate                                    2,631                2,619           1,355                1,348
 Other investments                                                  274                  274             156                  156
LIABILITIES
 Other policyholder funds and benefits payable (1)              $13,931              $13,186         $11,686              $11,273
 Consumer notes                                                     258                  260              --                   --
                                                              ---------            ---------       ---------            ---------

(1) Excludes universal life insurance contracts, including corporate owned life insurance.

NOTE 5. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2006 and 2005, the Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, Life is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2006 and 2005, the Company's policy for the largest amount of life insurance retained on any one life by any one of the life operations was approximately $5. In addition, the Company reinsures the majority of minimum death benefit guarantees as well as guaranteed minimum withdrawal benefits, on contracts issued prior to July 2003, offered in connection with its variable annuity contracts.

Insurance fees, earned premiums and other were comprised of the following:

                                        FOR THE YEARS ENDED DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
Gross fee income, earned premiums
 and other                             $4,360         $4,019         $3,834
Reinsurance assumed                        19             39             49
Reinsurance ceded                        (719)          (798)          (807)
                                     --------       --------       --------
NET FEE INCOME, EARNED PREMIUMS AND
                              OTHER     3,660         $3,260         $3,076
                                     --------       --------       --------

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

    The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $241, $378, and $426 for the years ended December 31, 2006, 2005 and 2004, respectively. The Company also assumes reinsurance from other insurers.

    The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $166, 130 and $133 in 2006, 2005 and 2004, respectively, and accident and health premium of $259, $221 and $230, respectively, to HLA.

NOTE 6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                       2006           2005           2004
--------------------------------------------------------------------------------
                                       $7,101         $6,453         $6,088
BALANCE, JANUARY 1
Capitalization                          1,351          1,226          1,375
Amortization -- Deferred policy
 acquisitions costs and present
 value of future profits               (1,033)          (945)          (825)
Amortization -- Unlock                   (142)            --             --
Adjustments to unrealized gains and
 losses on securities
 available-for-sale and other              57            367            (80)
Cumulative effect of accounting
 changes (SOP 03-1)                        --             --           (105)
                                     --------       --------       --------
BALANCE, DECEMBER 31                   $7,334         $7,101         $6,453
                                     --------       --------       --------

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2007                                                                         $22
2008                                                                         $28
2009                                                                         $26
2010                                                                         $24
2011                                                                         $22

NOTE 7.  GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2006 and December 31, 2005, the carrying amount of goodwill for the Company's Retail Products segment was $85 and for the Company's Individual Life segment was $101.

The Company's goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", resulted in no write-downs for the years ended December 31, 2006 and 2005.

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

NOTE 8.  SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable portion of individual variable annuities, 401(k), institutional, governmental, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the statement of income. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2006, 2005, and 2004 there were no gains or losses on transfers of assets from the general account to the separate account.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal and income benefits. Guaranteed minimum death and income benefits are offered in various forms as described in the footnotes to the table below. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Changes in the gross guaranteed minimum death benefit ("GMDB") liability balance sold with annuity products are as follows:

                                                                    GMDB (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2006                               $ 158
Incurred                                                                130
Unlock                                                                  294
Paid                                                                   (106)
                                                                     ------
LIABILITY BALANCE AS OF DECEMBER 31, 2006                              $476
                                                                     ------

(1) The reinsurance recoverable asset related to the GMDB was $316 as of December 31, 2006.

                                                                    GMDB (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE UPON ADOPTION -- AS OF JANUARY 1, 2005              $ 174
Incurred                                                                123
Paid                                                                   (139)
                                                                     ------
LIABILITY BALANCE AS OF DECEMBER 31, 2005                              $158
                                                                     ------

(1) The reinsurance recoverable asset related to the GMDB $40 as of December 31, 2005.

The net GMDB liability is established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The GMDB liabilities are recorded in Future Policy Benefits on the Company's balance sheet. Changes in the GMDB liability are recorded in Benefits, Claims and Claims Adjustment Expenses in the Company's statement of income. In a manner consistent with the Company's accounting policy for deferred acquisition costs, the Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised as described in Note 1, the Company unlocked its assumptions related to GMDB during the fourth quarter of 2006.

The determination of the GMDB liabilities and related GMDB reinsurance recoverable is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used to determine the GMDB liabilities as of December 31, 2006 and 2005:

- 1000 stochastically generated investment performance scenarios for all issue years

- For all issue years, the weighted average return is 8%; it varies by asset class with a low of 3% for cash and a high of 10% for aggressive equities.

- Discount rate of 7.5% for issue year 2002 & prior; discount rate of 7% for issue year 2003 & 2004 and discount rate of 5.6% for issue year 2005 and 2006.

- Volatilities also vary by asset class with a low of 1% for cash, a high of 12% for aggressive equities, and a weighted average of 11%.

- 100% of the Hartford experience mortality table was used for the mortality assumptions.

- Lapse rates by calendar year vary from a low of 8% to a high of 14%, with an average of 12%

The following table provides details concerning GMDB exposure:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2006

                                                                                         RETAINED NET        WEIGHTED AVERAGE
                                                         ACCOUNT       NET AMOUNT      AMOUNT                 ATTAINED AGE OF
MAXIMUM ANNIVERSARY VALUE (MAV) (1)                       VALUE          AT RISK            AT RISK              ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
MAV only                                                   $53,358        $3,664              $343                   65
With 5% rollup (2)                                           3,830           349                67                   63
With Earnings Protection Benefit Rider (EPB) (3)             5,576           471                77                   61
With 5% rollup & EPB                                         1,411           149                28                   63
Total MAV                                                   64,175         4,633               515
Asset Protection Benefit (APB) (4)                          36,710            61                32                   62
Lifetime Income Benefit (LIB) (5)                            4,045             9                 9                   61
Reset (6) (5-7 years)                                        6,862           243               243                   65
Return of Premium (7)/Other                                 10,015            28                25                   54
                                                 TOTAL    $121,807        $4,974              $824
                                                        ----------       -------             -----

(1) MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB: The death benefit is the greatest of the current account value, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

(6) Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

(7) Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has introduced features, for contracts issued beginning in the fourth quarter of 2005, that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive. In this feature, in all cases the contract holder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

Effective August 31, 2005, HLAI, a subsidiary of the Company, entered into a reinsurance agreement with HLIKK, a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders on its variable annuity business. Effective July 31, 2006, the portion of this reinsurance related to riders issued prior to April 1, 2005 was recaptured by HLIKK. (See Footnote 17 for additional disclosure concerning the recapture.)

The GMWB represents an embedded derivative in the variable annuity contracts that is required to be reported separately from the host variable annuity contract. The GMIB reinsurance represents a free-standing derivative. It is carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions. In addition, management regularly evaluates the valuation model, incorporating emerging valuation techniques where appropriate, including drawing on the expertise of market participants and valuation experts.

As of December 31, 2006 and December 31, 2005, the embedded derivative asset recorded for GMWB, before reinsurance or hedging, was $53 and $8, respectively. During 2006, 2005 and 2004, the increase (decrease) in value of the GMWB, before reinsurance and hedging, reported in realized gains was $121, $(64) and $54, respectively. There were no payments made for the GMWB during 2006, 2005 or 2004.

Prior to September 2005, the risk of loss associated with GMWB was 100% reinsured to both external and related parties. During September 2005, the Company recaptured the reinsurance agreement with the related party. As of December 31, 2006 $37.3 billion, or 77% of account value representing substantially all of the contracts written after July 2003, with the GMWB feature, were unreinsured. In order to minimize the volatility associated with the unreinsured GMWB liabilities, the Company has established an alternative risk management strategy. As part of the recapture, the Company received derivative instruments used to hedge its unreinsured GMWB exposure including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. The GRB as of December 31, 2005 and 2005 was $37.8 billion and $31.8 billion, respectively

A contract is "in the money" if the contract holder's GRB is greater than the account value. For contracts that were "in the money" the Company's exposure, as of December 31, 2006, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                                                   AS OF
                                                               DECEMBER 31,
ASSET TYPE                                                         2006
--------------------------------------------------------------------------------
Equity securities                                                  $104,687
Cash and cash equivalents                                             8,931
                                                                -----------
                                                    TOTAL          $113,618
                                                                -----------

As of December 31, 2006, approximately 12% of the equity securities above were invested in fixed income securities through these funds and approximately 88% were invested in equity securities.

NOTE 9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering certain of these bonuses is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract. Consistent with the Company's DAC unlock, the Company unlocked the amortization of the sales inducement asset. See Note 1, for more information concerning the DAC unlock.

Changes in deferred sales inducement activity were as follows for the years ended December 31,:

                                                         2006         2005
--------------------------------------------------------------------------------
Balance, beginning of period                              $355         $309
Sales inducements deferred                                  80           85
DAC Unlock                                                   4           --
Amortization charged to income                             (49  )       (39  )
                                                        ------  ---  ------
                                BALANCE, END OF PERIOD    $390         $355
                                                        ------       ------

NOTE 10. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

As described in Note 1, the Company establishes reserves for losses and loss adjustment expenses on reported and unreported claims. These reserve estimates are based on known facts and interpretations of circumstances, and consideration of various internal factors including the Company's experience with similar cases, historical trends involving claim payment patterns, loss payments, pending levels of unpaid claims, loss control programs and product mix. In addition, the reserve estimates are influenced by consideration of various external factors including court decisions, economic conditions and public attitudes. The effects of inflation are implicitly considered in the reserving process.

The establishment of appropriate reserves, including reserves for catastrophes and asbestos and environmental claims, is inherently uncertain. The Company regularly updates its reserve estimates as new information becomes available and events unfold that may have an impact on unsettled claims. Changes in prior year reserve estimates, which may be material, are reflected in the results of operations in the period such changes are determined to be necessary.

The liability for future policy benefits and unpaid losses and loss adjustment expenses by segment/product is as follows:

                                                                2006      2005
--------------------------------------------------------------------------------
RETAIL
 Individual annuity -- variable                                   $474      $157
 Individual annuity -- fixed                                       371       575
 Other                                                              --        --
                                                              --------  --------
                                                TOTAL RETAIL       845       732
                                                              --------  --------
RETIREMENT PLANS
 401(k)                                                             67        56
 Governmental                                                      290       310
                                                              --------  --------
                                      TOTAL RETIREMENT PLANS       357       366
                                                              --------  --------
INSTITUTIONAL
 Structured settlements                                          3,230     2,839
 Institutional annuities                                         2,158     2,003
 SPIA                                                              206        --
 PPLI                                                              117        --
                                                              --------  --------
                                         TOTAL INSTITUTIONAL     5,711        --
                                                              --------  --------
INDIVIDUAL LIFE
 Variable universal life                                            16        15
 Universal life/other interest sensitive                            70        63
 Term insurance and other                                          489       458
                                                              --------  --------
Total Individual Life                                              575       536
                                                              --------  --------
Other                                                              721       810
                                                              --------  --------
                                                       TOTAL    $8,209    $7,406
                                                              --------  --------

The liability for other policyholder funds and benefits payable by segment/product is as follows:

                                                              2006       2005
--------------------------------------------------------------------------------
LIFE
RETAIL
 Individual annuity -- variable                                $5,675     $7,030
 Individual annuity -- fixed                                    9,326      9,260
 Other                                                              7          9
                                                            ---------  ---------
                                              TOTAL RETAIL     15,008     16,299
                                                            ---------  ---------
RETIREMENT PLANS
 401(k)                                                         1,257      1,181
 Governmental                                                   4,287      4,013
                                                            ---------  ---------
                                    TOTAL RETIREMENT PLANS      5,544      5,194
                                                            ---------  ---------

                                                              2006       2005
--------------------------------------------------------------------------------
INSTITUTIONAL
 Structured settlements                                         1,968      1,727
 Stable value/Funding agreements                                6,169      4,142
 GICs                                                           2,875      3,117
 SPIA                                                             141         --
 PPLI                                                             235        231
 Institutional annuities                                           13         11
                                                            ---------  ---------
                                       TOTAL INSTITUTIONAL     11,401      9,228
                                                            ---------  ---------
INDIVIDUAL LIFE
 Variable universal life                                          515        474
 Universal life/other interest sensitive                        4,117      3,793
 Other                                                            214        215
                                                            ---------  ---------
                                     TOTAL INDIVIDUAL LIFE      4,846      4,482
                                                            ---------  ---------
Other                                                           3,392      3,196
                                                            ---------  ---------
                                                TOTAL LIFE    $40,191    $38,399
                                                            ---------  ---------

NOTE 11. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Hartford is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Hartford accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of The Hartford.

The Hartford is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds and structured settlements. The Hartford also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- On October 14, 2004, the New York Attorney General's Office filed a civil complaint (the "NYAG Complaint") against Marsh Inc. and Marsh & McLennan Companies, Inc. (collectively, "Marsh") alleging, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford was not joined as a defendant in the action, which has since settled. Since the filing of the NYAG Complaint, several private actions have been filed against the Company asserting claims arising from the allegations of the NYAG Complaint.

The Hartford is also a defendant in a multidistrict litigation in federal district court in New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to alleged conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company and various of its subsidiaries are named in both complaints. The actions assert, on behalf of a class of persons who purchased insurance through the broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits complaint, claims under ERISA arising from conduct similar to that alleged in the NYAG Complaint. The class period alleged is 1994 through the date of class certification, which has not yet occurred. The complaints seek treble damages, injunctive and declaratory relief, and attorneys' fees. On October 3, 2006, the court denied in part the defendants' motions to dismiss the two consolidated amended complaints but found the complaints deficient in other respects and ordered the plaintiffs to file supplemental pleadings. The plaintiffs' motions for class certification are pending. The Company also has been named in two similar actions filed in state courts, which the defendants have removed to federal court. Those actions currently are transferred to the court presiding over the multidistrict litigation. The Company disputes the allegations in all of these actions and intends to defend the actions vigorously. In addition, the Company was joined as a defendant in an action by the California Commissioner of Insurance alleging similar conduct by various insurers in connection with the sale of group benefits products. The Commissioner's action asserted claims under California insurance law and sought injunctive relief only. The Company has settled the Commissioner's action.

Additional complaints may be filed against the Company in various courts alleging claims under federal or state law arising from the conduct alleged in the NYAG Complaint. The Company's ultimate liability, if any, in the pending and possible future suits is highly uncertain and subject to contingencies that are not yet known, such as how many suits will be filed, in which courts they will be lodged, what claims they will assert, what the outcome of investigations by the New York Attorney General's Office and other regulatory agencies will be, the success of defenses that the Company may assert, and the amount of recoverable damages if liability is established. In the opinion of management, it is possible that an adverse outcome in one or more of these suits could have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

REGULATORY DEVELOPMENTS

In June 2004, the Company received a subpoena from the New York Attorney General's Office in connection with its inquiry into compensation arrangements between brokers and carriers. In mid-September 2004 and subsequently, the Company has received additional subpoenas from the New York Attorney General's Office, which relate more specifically to possible anti-competitive activity among brokers and insurers. Since the beginning of October 2004, the Company has received subpoenas or other information requests from Attorneys General and regulatory agencies in more than a dozen jurisdictions regarding broker compensation and possible anti-competitive activity. The Company may receive additional subpoenas and other information requests from Attorneys General or other regulatory agencies regarding similar issues. In addition, the Company has received a request for information from the New York Attorney General's Office concerning the Company's compensation arrangements in connection with the administration of workers compensation plans. The Company intends to continue cooperating fully with these investigations, and is conducting an internal review, with the assistance of outside counsel, regarding broker compensation issues in its Property & Casualty and Group Benefits operations.

On October 14, 2004, the New York Attorney General's Office filed a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh"). The complaint alleges, among other things, that certain insurance companies, including the Company, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Company was not joined as a defendant in the action, which has since settled. Although no regulatory action has been initiated against the Company in connection with the allegations described in the civil complaint, it is possible that the New York Attorney General's Office or one or more other regulatory agencies may pursue action against the Company or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on the Company.

On October 29, 2004, the New York Attorney General's Office informed the Company that the Attorney General is conducting an investigation with respect to the timing of the previously disclosed sale by Thomas Marra, a director and executive officer of the Company, of 217,074 shares of the Company's common stock on September 21, 2004. The sale occurred shortly after the issuance of two additional subpoenas dated September 17, 2004 by the New York Attorney General's Office. The Company has engaged outside counsel to review the circumstances related to the transaction and is fully cooperating with the New York Attorney General's Office. On the basis of the review, the Company has determined that Mr. Marra complied with the Company's applicable internal trading procedures and has found no indication that Mr. Marra was aware of the additional subpoenas at the time of the sale.

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Company has received requests for information and subpoenas from the SEC, subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Company continues to cooperate fully with these regulators in these matters.

The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in terminal and maturity funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.

On May 10, 2006, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office and the Connecticut Attorney General's Office to resolve the outstanding investigations by these parties regarding The Hartford's use of expense reimbursement agreements in its terminal and maturity funding group annuity line of business. Under the terms of the Agreement, The Hartford paid $20, of which $16.1 was paid to certain plan sponsors that purchased terminal or maturity funding annuities between January 1, 1998 and December 31, 2004, with the balance of $3.9 divided equally between the states of New York and Connecticut. Also pursuant to the terms of the Agreement, The Hartford accepted a three-year prohibition on the use of contingent compensation in its terminal and maturity funding group annuity line of business. The costs associated with the settlement had already been accounted for in reserves previously established by The Hartford.

On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford has paid $55 to mutual funds that participated in The Hartford program for directed brokerage in recognition of mutual fund sales, $40 of which represents disgorgement and $15 of which represents civil penalties. The costs associated with the settlement had already been accounted for in reserves previously established by The Hartford.

The SEC's Division of Enforcement and the New York Attorney General's office are investigating the Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and New York Attorney General's Office in these matters. The Hartford's mutual funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against the Hartford with respect to certain owners of older variable annuity contracts, the Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these contract owners and their broker, has resulted in the exchange or surrender of all of the variable annuity contracts that were the subject of the previously settled litigation.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these matters. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of December 31, 2006, Hartford Life had a reserve of $83, after-tax, none of which was attributed to the Company, for the market timing matters. Hartford Life's reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that the Company may ultimately be liable for all or a portion of the ultimate cost to Hartford Life from these matters. However, the ultimate liability of the Company is not reasonably estimable at this time.

On June 23, 2005, the Company received a subpoena from the New York Attorney General's Office requesting information relating to purchases of the Company's variable annuity products, or exchanges of other products for the Company's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, the Company received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into the Company's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Company is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the Connecticut Attorney General's Office in these matters.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $35, $35, and $36 for the years ended December 31, 2006, 2005 and 2004, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which lease expires on December 31, 2009, amounted to approximately $27, $27 and $15 for the years ended December 31, 2006, 2005 and 2004, respectively.

Future minimum rental commitments on all operating leases are as follows:

2007                                                                         $32
2008                                                                          28
2009                                                                          24
2010                                                                          21
2011                                                                           4
Thereafter                                                                     4
                                                                          ------
                                                                   TOTAL    $113
                                                                          ------

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The IRS began its audit of the 2002-2003 tax years in 2005 and is in the examination phase. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from future tax examinations and other tax-related matters for all open tax years. During 2004, the IRS completed its examination of the 1998-2001 tax years, and the IRS and the Company agreed upon all adjustments. As a result, during 2004 the Company booked a $191 tax benefit to reflect the impact of the audit settlement on tax years covered by the examination as well as all other tax years prior to 2004. The benefit relates primarily to the separate account DRD and interest.

The separate account DRD is estimated for the current year using information from the most recent year-end, adjusted for current year equity market performance. The estimated DRD is generally updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on known actual mutual fund distributions and fee income from The Hartford's variable insurance products. The actual current year DRD can vary from the estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, appropriate levels of taxable income as well as the utilization of capital loss carry forwards at the mutual fund level.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to the actual FTC's passed through by the mutual funds.

UNFUNDED COMMITMENTS

At December 31, 2006, the Company has outstanding commitments totaling $798, of which $540 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of

Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2006 and 2005, the liability balance was $4 and $15, respectively. As of December 31, 2006 and 2005, $13 and $13, respectively, related to premium tax offsets were included in other assets.

NOTE 12. INCOME TAX

The Company is included in The Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

Income tax expense (benefit) is as follows:

                                           FOR THE YEARS ENDED DECEMBER 31,
                                        2006         2005             2004
--------------------------------------------------------------------------------
Current                                  $115          $71             $(34)
Deferred                                  (12)         136               63
                                       ------       ------            -----
                   INCOME TAX EXPENSE    $103         $207              $29
                                       ------       ------            -----

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                            2006         2005         2004
--------------------------------------------------------------------------------
Tax provision at the U.S. federal
 statutory rate                              $292         $391         $354
Dividends received deduction                 (174)        (184)        (132)
IRS audit settlement                           --           --         (191)
Foreign related investments                   (10)          (2)          (2)
Other                                          (5)           2           --
                                           ------       ------       ------
                                    TOTAL    $103         $207          $29
                                           ------       ------       ------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2006            2005
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs and
 reserves                                              $568            $581
Investment-related items and other                      179              --
NOL carryover                                            --              13
Minimum tax credit                                      217             191
Foreign tax credit carryovers                             7              31
Other                                                    --              30
                       TOTAL DEFERRED TAX ASSETS        971             846
                                                  ---------       ---------
DEFERRED TAX LIABILITIES
Financial statement deferred policy acquisition
 costs and reserves                                  (1,252)           (977)
Net unrealized gains on equity securities              (169)           (291)
Employee benefits                                       (39)            (15)
Investment related items and other                       --             (79)
Other                                                    (2)             --
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (1,462)         (1,362)
                                                  ---------       ---------
            TOTAL DEFERRED TAX ASSET/(LIABILITY)      $(491)          $(516)
                                                  ---------       ---------

The Company had current federal income tax (payable) receivable of $(78) and $199 as of December 31, 2006 and 2005, respectively.

In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and would be taxable only under conditions which management considered to be remote; therefore, no federal income taxes have been provided on the balance in this account, which for tax return purposes was $88 as of December 31, 2005. The American Jobs Creation Act of 2004, which was enacted in October 2004, allows distributions to be made from the Policyholders' Surplus Account free of tax in 2005 and 2006. The Company distributed the entire balance in 2006 thereby permanently eliminating the potential tax of $31.

NOTE 13. DEBT

CONSUMER NOTES

On September 8, 2006, Hartford Life Insurance Company filed a shelf registration statement with the SEC (Registration Statement No. 333-137215), effective immediately, for the offering and sale of Hartford Life Income NotesSM and Hartford Life medium-term notes (collectively called "Consumer Notes"). There are no limitations on the ability to issue additional indebtedness in the form of Hartford Life Income NotesSM and Hartford Life medium-term notes.

Institutional Solutions Group began issuing Consumer Notes through its Retail Investor Notes Program in September 2006. A Consumer Note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. In addition, discount notes, amortizing notes and indexed notes may also be offered and issued. Consumer Notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer Notes are offered weekly with maturities up to 30 years and varying interest rates and may include a call provision. Certain Consumer Notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits equal to the greater of $1 or 1% of the aggregate principal amount of the notes and $250 thousand per individual, respectively. Derivative instruments will be utilized to hedge the Company's exposure to interest rate risk in accordance with Company policy.

As of December 31, 2006, $258 of Consumer Notes had been issued. These notes have interest rates ranging from 5.0% to 6.0% for fixed notes and consumer price index plus 175 basis points to 225 basis points for variable notes. The aggregate maturities of Consumer Notes are as follows: $230 in 2008, $10 in 2009, $18 in 2011. For the year ended December 31, 2006 interest credited to holders of Consumer Notes was $2.

NOTE 14. STATUTORY RESULTS

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                              2006          2005          2004
--------------------------------------------------------------------------------
Statutory net income                            $419          $185          $536
                                             -------       -------       -------
Statutory capital and surplus                 $3,275        $3,034        $3,191
                                             -------       -------       -------

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting policies. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2006, the maximum amount of statutory dividends which may be paid by the Company in 2007, without prior approval, is $549.

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

NOTE 15. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

The Company's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $22, $21 and $20 in 2006, 2005 and 2004, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all the Company's U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan. The cost to the Company for this plan was approximately $9, $8 and $8 for the years ended December 31, 2006, 2005 and 2004, respectively.

NOTE 16. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan and The Hartford Employee Stock Purchase Plan.

The Hartford has two primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. The Hartford typically issues new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $30 million, $24 million and $16 million for the years ended December 31, 2006, 2005 and 2004, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $11, $8 and $6 for the years ended December 31, 2006, 2005 and 2004, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

STOCK PLAN

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. For the year ended December 31, 2005, the Company would have recognized an immaterial increase in net income if it had been accelerating expense for all awards to retirement-eligible employees entitled to accelerated vesting. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

STOCK OPTION AWARDS

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2006, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

SHARE AWARDS

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

EMPLOYEE STOCK PURCHASE PLAN

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the quarter. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of three-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

NOTE 17. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. As of December 31, 2006 and 2005, the Company had $1.5 billion and $1.3 billion, respectively, of reserves for claim annuities purchased by affiliated entities. For the year ended December 31, 2006, 2005, and 2004, the Company recorded earned premiums of $69, $89, and $76 for these intercompany claim annuities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

Effective July 7, 2003, the Company and its subsidiary, Hartford Life and Annuity Insurance Company ("HLAI") entered into an indemnity reinsurance arrangement with Hartford Life and Accident Company ("HLA"). Through this arrangement, both the Company and HLAI automatically ceded 100% of the GMWB's incurred on variable annuity contracts issued between July 7, 2003 through September 2005 that were otherwise not reinsured. The Company and HLAI, in total, ceded approximately $120 of premiums to HLA during this period. During September 2005, the Company and HLAI recaptured this indemnity reinsurance arrangement from HLA. The Company and HLAI, combined, paid cash of $63, received hedging assets with a fair value of $182 and extinguished a reinsurance recoverable liability of $36, resulting in a capital contribution of $117.

During the third quarter of 2004, Hartford Life introduced fixed MVA annuity products to provide a diversified product portfolio to customers in Japan. The yen based MVA product is written by HLIKK, a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2006, $1.7 billion of the account value had been assumed by the Company.

Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK (the "Reinsurance Agreement"). Through the Reinsurance Agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, on the effective date HLAI received fees collected since inception by HLIKK related to the in-force riders of $25.

Effective July 31, 2006, the Reinsurance Agreement was modified to include the guaranteed minimum death benefits ("GMDB") on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. On the date of the recapture, HLAI forgave the reinsurance derivative asset of $110 and paid HLIKK $38. The net result of the recapture was recorded as a dividend of $93, after-tax. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI.

While the form of the Reinsurance Agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the Reinsurance Agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in earnings. The methodology for calculating the value of the reinsurance derivative is consistent with the methodology used by the Company in valuing the guaranteed minimum withdrawal benefit rider sold with U.S. variable annuities. The calculation uses risk neutral Japanese capital market assumptions and includes estimates for dynamic policyholder behavior. The resulting reinsurance derivative value in Japanese Yen is converted to U.S. dollars at the spot rate. Should actual policyholder behavior or capital markets experience emerge differently from these estimates, the resulting impact on the value of the reinsurance derivative could be material to the results of operations.

The initial fair value of the derivative associated with new business will be recorded as an in substance capital contribution or distribution between these related parties. As of December 31, 2006 and 2005, the fair value of the reinsurance derivative was an asset of $119 and $72, respectively. During the year ended December 31, 2006, the Company recorded a net capital contribution of $74 (including the net result of the recapture) and a pre-tax realized loss of $53, representing the change in fair value of the reinsurance derivative. (Included in the 2006 pre-tax loss amounts was a net $60 of losses related to changes in policyholder behavior assumptions and modeling refinements made by the Company during the year ended December 31, 2006.) During the year ended December 31, 2005, the Company recorded a net capital contribution of $2 and a pre-tax realized gain of $113, representing the change in fair value of the reinsurance derivative.

The contracts underlying the GMIB reinsurance contract are "in the money" if the contract holder's guaranteed remaining balance ("GRB") is greater than the account value. For contracts that were "in the money" the Company's exposure, as of December 31, 2006 and 2005, was $0 and $1, respectively. However, the only way the contract holder can monetize the excess of the GRB over the account value of the contract is upon annuitization and the amount to be paid by the Company will be in the form of a lump sum, or alternatively, over the annuity period. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more than $0.

The Reinsurance Agreement for GMDB business is accounted for under SOP 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". As of December 31, 2006 the liability for the assumed reinsurance of the GMDB and the net amount at risk was immaterial.

The Company has issued a guarantee to retirees and vested terminated employees (Retirees) of The Hartford Retirement Plan for U.S. Employees (the Plan) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

NOTE 18. QUARTERLY RESULTS FOR 2006 AND 2005 (UNAUDITED)

                                                                      THREE MONTHS ENDED
                                 MARCH 31,                   JUNE 30,                  SEPTEMBER 30,               DECEMBER 31,
                            2006          2005          2006          2005          2006          2005          2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Revenues                    $1,623        $1,440        $1,272        $1,400        $1,523        $1,521        $1,671        $1,543
Benefits, claims and
 expenses                    1,286         1,118         1,198         1,172         1,259         1,210         1,512         1,275
Net income                     259           241            93           180           231           247           148           248
                           -------       -------       -------       -------       -------       -------       -------       -------

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) All financial statements are included in Part A and Part B of the Registration Statement.
(b)    (1)    Resolution of the Board of Directors of Hartford Life Insurance
              Company ("Hartford") authorizing the establishment of the Separate
              Account.(1)
       (2)    Not applicable. Hartford maintains custody of all assets pursuant to an exemptive order granted on December 1, 1981.
       (3)    (a) Principal Underwriting Agreement.(2)
              (b) Form of Dealer Agreement.(2)
       (4)    Form of Variable Annuity Contract.(2)
       (5)    Form of Application.(2)
       (6)    (a) Articles of Incorporation of Hartford.(3)
              (b) Bylaws of Hartford.(3)
       (7)    Not applicable.
       (8)    Participation Agreement.(1)
       (9)    Opinion and Consent of Christopher M. Grinnell, Assistant Vice
              President and Assistant General Counsel.
       (10)   Consent of Deloitte & Touche LLP.
       (11)   No financial statements are omitted.
       (12)   Not applicable.
       (99)   Copy of Power of Attorney.

------------

(1) Incorporated herein by reference to the Post Effective Amendment No. 9, to the Registration Statement File No. 33-19944, dated May 1, 1995.

(2) Incorporated herein by reference to the Post Effective Amendment No. 10, to the Registration Statement File No. 33-19944, dated May 1, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on File No. 333-66343, filed on February 8, 2001.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Daniel A. Andriola                  Vice President
Robert Arena                        Senior Vice President
Simpa Baiye                         Assistant Actuary
Lynn R. Banziruk                    Assistant Vice President
David G. Bedard                     Senior Vice President
Richard E. Cady                     Assistant Vice President
David A. Carlson                    Director of Taxes, Senior Vice President
Chris Chaia                         Assistant Vice President
Kathleen C. Ciullo                  Vice President
Henry Collie                        Assistant Actuary
Richard G. Costello                 Vice President and Secretary
Rochelle S. Cummings                Vice President
James Davey                         Senior Vice President
Joseph G. Eck                       Vice President
Stephen J. Ellis                    Assistant Vice President
Jason S. Frain                      Actuary, Assistant Vice President
Christopher M. Grinnell             Assistant Vice President
Susan M. Hess                       Assistant Vice President
Jeannie M. Iannello                 Vice President
Anne Iezzi                          Chief Compliance Officer, Vice President
Edward Jaworski                     Assistant Vice President
Thomas D. Jones                     Vice President
Stephen T. Joyce                    Senior Vice President, Director*
Thomas P. Kalmbach                  Vice President and Actuary
John F. Kennedy                     Assistant Vice President
Paula Knake                         Assistant Vice President
Diane Krajewski                     Assistant Vice President
Lori A. LaForge                     Assistant Vice President
Glenn D. Lammey                     Chief Financial Officer, Executive Vice President, Director*
Dawn M. LeBlanc                     Assistant Vice President
Alice Longworth                     Assistant Vice President
Debra L. Ludovissie                 Assistant Vice President
Joseph F. Mahoney                   Vice President
Thomas M. Marra                     President, Chief Executive Officer and Chairman of the Board, Director*
Kenneth A. McCullum                 Senior Vice President and Actuary
Ernest M. McNeill, Jr.              Senior Vice President and Chief Accounting Officer*
Jonathan L. Mercier                 Assistant Vice President
Peter J. Michalik                   Vice President
John J. Mittelstadt                 Vice President
Jamie Ohl                           Vice President
John J. Pacheco, Jr.                Assistant Vice President
Colleen B. Pernerewski              Chief Compliance Officer of Separate Accounts
Craig R. Raymond                    Senior Vice President
Sharon Roberts                      Vice President
Stephen Roche                       Vice President
Michael J. Roscoe                   Vice President and Actuary
Richard Rubin                       Assistant Vice President
Scott R. Sanderson                  Vice President
Jerry K. Scheinfeldt                Assistant Vice President
Wade A. Seward                      Vice President
Martin A. Swanson                   Vice President
Charles D. Tatro                    Actuary, Assistant Vice President

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
James E. Trimble                    Senior Vice President and Chief Actuary
Charles N. Vest                     Vice President and Actuary
Andrew J. Waggoner                  Vice President
Jean H. Walker                      Vice President
John C. Walters                     Executive Vice President, Director*
Richard J. Wirth                    Assistant Vice President
Neal S. Wolin                       Executive Vice President and General Counsel
Lizabeth H. Zlatkus                 Executive Vice President, Director*
David M. Znamierowski               Executive Vice President and Chief Investment Officer, Director*

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

*Denotes Board of Directors.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 333-119414, filed on April 9, 2007.

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of January 31, 2007 there were 274,847 Contract Owners.

ITEM 28.  INDEMNIFICATION

     Sections 33-770 to 33-779, inclusive, of the Connecticut General Statutes provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

     Section 33-771(e) provides that a corporation incorporated prior to January 1, 1995, must, except to the extent that the certificate of incorporation provides otherwise, indemnify a director to the extent that indemnification is permissible under Sections 33-770 to 33-779, inclusive. Section 33-776(d) sets forth a similar provision with respect to officers, employees and agents of a corporation.

       1. Based on the statutes referenced above, the Depositor must indemnify a director if the director:

           A.  conducted himself in good faith;

           B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

           C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; or

       2. engaged in conduct for which broader indemnification had been made permissible or obligatory under a provision of the Depositor's certificate of incorporation.

     In addition, the Depositor must indemnify officers, employees and agents for liability if the individual:

           A.  conducted himself in good faith;

           B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

           C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

     Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation.

     Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

       (a) HSD acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - Separate Account One

     Hartford Life Insurance Company - Separate Account Two

     Hartford Life Insurance Company - Separate Account Two (DC Variable Account
     I)

     Hartford Life Insurance Company - Separate Account Two (DC Variable Account
     II)

     Hartford Life Insurance Company - Separate Account Two (QP Variable
     Account)

     Hartford Life Insurance Company - Separate Account Two (Variable Account
     "A")

     Hartford Life Insurance Company - Separate Account Two (NQ Variable
     Account)

     Hartford Life Insurance Company - Separate Account Ten

     Hartford Life Insurance Company - Separate Account Three

     Hartford Life Insurance Company - Separate Account Five

     Hartford Life Insurance Company - Separate Account Seven

     Hartford Life Insurance Company - Separate Account Eleven

     Hartford Life Insurance Company - Separate Account Twelve

     Hartford Life and Annuity Insurance Company - Separate Account One

     Hartford Life and Annuity Insurance Company - Separate Account Ten

     Hartford Life and Annuity Insurance Company - Separate Account Three

     Hartford Life and Annuity Insurance Company - Separate Account Five

     Hartford Life and Annuity Insurance Company - Separate Account Six

     Hartford Life and Annuity Insurance Company - Separate Account Seven

     Hart Life Insurance Company - Separate Account One

     Hart Life Insurance Company - Separate Account Two

     American Maturity Life Insurance Company - Separate Account AMLVA

     American Maturity Life Insurance Company - Separate Account One

     Nutmeg Life Insurance Company - Separate Account One

     Servus Life Insurance Company - Separate Account One

     Servus Life Insurance Company - Separate Account Two

       (b) Directors and Officers of HSD

                                                           POSITIONS AND OFFICES
NAME                                                          WITH UNDERWRITER
------------------------------------------------------------------------------------------------------------
Tamara L. Fagely                Chief Financial Officer
Stephen T. Joyce                Senior Vice President
Thomas M. Marra                 Director
Martin A. Swanson               Vice President
John C. Walters                 Chief Executive Officer, Director
William Wilcox                  Chief Legal Officer, Chief Compliance Officer and Secretary

     Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, Connecticut 06115.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 31.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32.  UNDERTAKINGS

       (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

       (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

       (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

       (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Council of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 9th day of April, 2007.

HARTFORD LIFE INSURANCE COMPANY -
(DC VARIABLE ACCOUNT I)
(Registrant)

By:    Thomas M. Marra                      *By:   /s/ Shane Daly
       -----------------------------------         -----------------------------------
       Thomas M. Marra,                            Shane Daly
       Chief Executive Officer and                 Attorney-in-Fact
       Chairman of the Board, President*

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:    Thomas M. Marra
       -----------------------------------
       Thomas M. Marra,
       Chief Executive Officer and
       Chairman of the Board, President*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

David A. Carlson, Senior Vice President & Deputy Chief Financial
 Officer, Director*
Michael L. Kalen, Executive Vice President, Director*
Glenn D. Lammey, Chief Financial Officer
Thomas M. Marra, President, Chief Executive Officer and Chairman
 of the Board, Director*
Ernest M. McNeill, Jr., Senior Vice President and Chief
 Accounting Officer*
John C. Walters, Executive Vice President, Director*               *By:   /s/ Shane Daly
                                                                          -----------------------------------
Lizabeth H. Zlatkus, Executive Vice President,                            Shane Daly
  Director*                                                               Attorney-in-Fact
David M. Znamierowski, Executive Vice President & Chief            Date:  April 9, 2007
 Investment Officer, Director*

33-19944

                                 EXHIBIT INDEX

      (1)  Opinion and Consent of Christopher M. Grinnell, Assistant Vice President and Assistant General
           Counsel.
      (2)  Consent of Deloitte & Touche LLP.
     (99)  Copy of Power of Attorney.